As filed with the Securities and Exchange Commission on February 28, 2003

                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006
                                    Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [51]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/

                               Amendment No. [52]


                        MORGAN GRENFELL INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                One South Street
                            Baltimore, Maryland 21202
                                 (410) 895-5000

Daniel O. Hirsch                                    Mary Carty, Esq.
Morgan Grenfell Investment Trust                    Willkie, Farr & Gallagher
One South Street                                    787 Seventh Avenue
Baltimore, Maryland 21202                           New York, New York 10019
(Name and address of agent for service)             (Copies of Documents)


It is proposed that this filing will become effective (check appropriate box):

[   ] Immediately upon filing pursuant to paragraph (b)
[ X ] On February 28, 2003 pursuant to paragraph (b)
[   ] On ____________ pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)

If appropriate, check the following box:
[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                     SCUDDER
                                                                   INVESTMENTS

                              National Tax Free Funds II

                              Investment Class

             Prospectus

--------------------------------------------------------------------------------
                              February 28, 2003
--------------------------------------------------------------------------------
                           |
                           |  Scudder Municipal Bond Fund
                           |
                           |  Scudder Short-Term Municipal Bond Fund




      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                       How to Invest in the Funds

     3  Scudder Municipal Bond Fund          24  Buying and Selling Investment
                                                 Class Shares
    11  Scudder Short-Term Municipal
        Bond Fund                            25  Policies You Should Know
                                                 About
    18  Other Policies and Secondary
        Risks                                30  Understanding Distributions
                                                 and Taxes
    19  Who Manages and Oversees
        the Funds

    21  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                     |  Investment Class
                                                     |
                                      ticker symbol  |  MMBSX
                                        fund number  |  818


  Scudder Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy



The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.


The fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Fixed income securities are generally investment-grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization or of comparable quality.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of OTC derivative contracts.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.


In managing the fund, the portfolio manager generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts.


Issuer research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Portfolio maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued.


Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from federal income tax.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the fund's Investment Class performance has varied from year to year, which may give some idea of risk. The table shows how the fund's Investment Class performance compares with a broad-based market index (which, unlike the fund, does not have any fees, or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1998          5.28
1999         -1.56
2000          8.47
2001          5.08
2002          7.23


For the periods included in the bar chart:

Best Quarter: 3.15%, Q3 2002              Worst Quarter: -1.01%, Q2 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                                                       Since
                                            1 Year       5 Years     Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Returns before taxes                        7.23          4.84         5.04
--------------------------------------------------------------------------------
Return after Taxes on Distributions         5.65          4.51         4.73
--------------------------------------------------------------------------------
Return after Taxes on Distributions and
Sale of Fund Shares                         4.50          4.45         4.65
--------------------------------------------------------------------------------
Index (reflects no deductions for fees,
expenses or taxes)                          9.00          5.80       5.77**
--------------------------------------------------------------------------------

Index: The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

* The fund's Investment Class shares commenced operations on July 30, 1997.

** Index comparison begins on July 31, 1997.

Total returns from 2000 through 2002 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.






--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment               None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fees                                                  0.40%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                  None
--------------------------------------------------------------------------------
Other Expenses*                                                   0.43
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.83
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements**                          0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses                                     0.80
--------------------------------------------------------------------------------

*  Includes a 0.25% service fee.

** The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses for the 16-month period from the fund's fiscal year end of October 31, 2002 so that expenses will not exceed 0.80%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
    Example          1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Investment Class       $82            $262            $458            $1,023
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       |  Investment Class
                                                       |
                                        ticker symbol  |  MSMSX
                                          fund number  |  819

  Scudder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal conditions, the fund invests at least 80% of its assets in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund invests primarily in higher quality investment grade bonds, the fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Fixed income securities are generally investment-grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization or of comparable quality.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of OTC derivative contracts.

payment. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

In managing the fund, the portfolio managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasting.

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Portfolio maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued.


Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from federal income tax and are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the fund's Investment Class performance has varied from year to year, which may give some idea of risk. The table shows how the fund's Investment Class performance compares with one broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses) and another benchmark (which does reflect fees and expenses). The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1998          4.75
1999          0.93
2000          6.18
2001          4.75
2002          4.90


For the periods included in the bar chart:

Best Quarter: 2.01%, Q3 2002              Worst Quarter: -0.19%, Q2 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                                                       Since
                                          1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Returns before taxes                      4.90           4.38          4.45
--------------------------------------------------------------------------------
Return after Taxes on Distributions       3.65           4.09          4.16
--------------------------------------------------------------------------------
Return after Taxes on Distributions
and Sale of Fund Shares                   3.08           4.04          4.10
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                  3.81           4.52        4.54**
--------------------------------------------------------------------------------
Index 2                                   0.94           2.47        2.48**
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

* The fund commenced operations on December 3, 1997.

** Index comparisons begin on November 30, 1997.

Total returns from 2000 through 2002 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                    None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fees                                                        0.40%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                       None
--------------------------------------------------------------------------------
Other Expenses*                                                         0.45
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.85
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements**                                0.05
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses                                     0.80
--------------------------------------------------------------------------------

*  Includes a 0.25% service fee.

** The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses for the 16-month period from the fund's fiscal year end of October 31, 2002 so that total expenses will not exceed 0.80%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
    Example          1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Investment Class       $82            $266            $466            $1,044
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

Other Policies

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.


o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. Each fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. At times market conditions might make it hard to value some investments. For example, if a fund has valued securities too highly, you may end up paying too much for fund shares when you buy into the fund. If a fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc.") with offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, under the supervision of the Board of Trustees, DeAM, Inc. makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2002, managed approximately $90 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the rates paid, before waivers, by each fund for the most recent fiscal year, as a percentage of a fund's average daily net assets:

Fund Name                                           Fee Paid
---------------------------------------------------------------------
Scudder Municipal Bond Fund                          0.40%
---------------------------------------------------------------------
Scudder Short-Term Municipal Bond Fund               0.40%
---------------------------------------------------------------------


The portfolio managers

The following people handle the day-to-day management of each fund.

David Baldt, CFA                     Daniel Scholl
Managing Director of Deutsche        Vice President of Deutsche
Asset Management and Lead            Asset Management and Manager
Portfolio Manager of the funds.      of the funds.
o   Joined the investment advisor    o   Joined the advisor in 1998.
    in 1989.                         o   Prior to that, Special
o   Chief Investment Officer of          Assistant for Economic
    the Fixed Income Group.              Development to Governor
                                         Tom Carper in Delaware,
Susan Beck                               from 1996 to 1998.
Vice President of Deutsche Asset     o   Prior to that, Executive
Management and Manager of the            Assistant to Delaware's
funds.                                   Secretary of Finance, from
o   Joined the advisor in 1989.          1992 to 1996.
o   Fixed income research analyst.   o   Analyst specializing in
                                         tax exempt municipal bonds.
Ted Manges                           o   MGA, University of
Vice President of Deutsche Asset         Pennsylvania.
Management and Manager of the
funds.
o   Joined the investment in 1999.
o   Prior to that, manager of
    Trading and Sales, Commerce
    Capital Markets, from 1995 to
    1999.
o   Analyst specializing in
    tax-exempt municipal bonds.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Municipal Bond Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.18   $10.77   $10.66  $11.30   $11.11
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income                  .50      .50      .53     .49      .50
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .02      .41      .11   (.59)      .19
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .52      .91      .64   (.10)      .69
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.50)    (.50)    (.53)   (.49)    (.50)
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --   (.05)       --
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.50)    (.50)    (.53)   (.54)    (.50)
--------------------------------------------------------------------------------
Net asset value, end of period        $11.20   $11.18   $10.77  $10.66   $11.30
--------------------------------------------------------------------------------
Total Return (%)^a                      4.77     8.63     6.21  (1.01)     6.42
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    14       13       12       7        5
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (includes interest expense
paid by the Fund) (%)                    .83      .82      .83     .82      .85
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (includes interest expense
paid by the Fund) (%)                    .79      .80      .80      --       --
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excludes interest expense
paid by the Fund) (%)                    .79      .80      .80     .80      .79
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     4.52     4.55     5.01    4.33     4.41
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               17       27       29      27       42
--------------------------------------------------------------------------------


^a Total return would have been lower had certain expenses not been reduced.

Scudder Short-Term Municipal Bond Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.32   $10.16   $10.11  $10.37   $10.28
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                  .39      .44      .47     .37      .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .01      .16      .05   (.26)      .09
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .40      .60      .52     .11      .48
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.39)    (.44)    (.47)   (.37)    (.39)
--------------------------------------------------------------------------------
Net asset value, end of period        $10.33   $10.32   $10.16  $10.11   $10.37
--------------------------------------------------------------------------------
Total Return (%)^a                      3.93     6.03     5.24    1.08     4.81
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    50        6      .19     .27      .44
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (includes interest expense
paid by the Fund) (%)                    .85      .87      .96    1.00     1.02
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (includes interest expense
paid by the Fund) (%)                    .80      .80      .80      --       --
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excludes interest expense
paid by the Fund) (%)                    .80      .80      .80     .80      .80
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     3.59     3.95     4.78    3.91     4.20
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               34       63       52      64       26
--------------------------------------------------------------------------------


^a Total returns would have been lower had certain expenses not been reduced.

  How to Invest in the Funds

  The following pages tell you how to invest in the funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

  These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial representative. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial representatives may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial representative for details on how to enter and pay for your order. Each fund's advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

Investment minimums


Initial investment                                   $1,000
---------------------------------------------------------------------
Subsequent investment                                   $50
---------------------------------------------------------------------
Automatic investment plan
(minimum/maximum)                              $50/$250,000
---------------------------------------------------------------------
Minimum account balance                              $1,000
---------------------------------------------------------------------


The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

Each fund has adopted a service plan for its Investment Class shares. Under the plan, each fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial representatives for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.


If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by each fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Investment Class. The funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.


Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a "market timing" strategy. We may also reject or limit purchase orders for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

The price at which you buy shares is as follows:

Investment Class shares -- net asset value per share or NAV

To calculate NAV, each fund uses the following equation:

   TOTAL ASSETS - TOTAL LIABILITIES
---------------------------------------  =  NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Other rights we reserve

You should be aware that we may do any of the following:

o          withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o          reject or limit purchases of shares for any reason

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

If a fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. Each fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If a fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

Each fund may also pay dividends and capital gains distributions at other times if necessary for the fund to avoid federal income or excise tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Whether taken in cash or reinvested, distributions from a fund may be subject to tax.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------


If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated for tax purposes, as a return of capital, and would be taxable to shareholders.

Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend or distribution, you'll be getting some of your investment back as a taxable distribution. You can avoid this, if you want, by investing after the fund declares a distribution.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048



SCUDDER                               SEC File Number:
INVESTMENTS
                                      Morgan Grenfell Investment Trust  811-8006
A Member of                               Municipal Bond Fund
Deutsche Asset Management [LOGO]          Short-Term Municipal Bond Fund

                                                                     SCUDDER
                                                                   INVESTMENTS


                              National Tax Free Funds II

                              Institutional Class

           Prospectus

--------------------------------------------------------------------------------
                              February 28, 2003
--------------------------------------------------------------------------------
                         |
                         |    Scudder Municipal Bond Fund
                         |
                         |    Scudder Short-Term Municipal Bond Fund




      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                        How to Invest in the Funds


     4  Scudder Municipal Bond Fund           25  Buying and Selling
                                                  Institutional Class Shares
    11  Scudder Short-Term Municipal
        Bond Fund                             29  Policies You Should Know
                                                  About
    18  Other Policies and Secondary
        Risks                                 35  Understanding Distributions
                                                  and Taxes
    20  Who Manages and Oversees
        the Funds

    22  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                 |  Institutional Class
                                                 |
                                  ticker symbol  |  MGMBX
                                    fund number  |  528


  Scudder Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any,

CREDIT QUALITY POLICIES Fixed income securities are generally investment-grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization or of comparable quality.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of OTC derivative contracts.

of real and personal property financed as security for such payment. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

In managing the fund, the portfolio manager generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts.

Issuer research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.


Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Portfolio maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.


Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued.



Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from federal income tax.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Other factors that could affect performance are:

o the mangers could be incorrect in their analysis of interest rate trends, credit quality or other factors

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the fund's Institutional Class performance has varied from year to year, which may give some idea of risk. The table shows how the fund's Institutional Class performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1993           12.31
1994           -0.99
1995           13.34
1996            5.84
1997            8.18
1998            5.44
1999           -1.25
2000            8.64
2001            5.34
2002            7.50


For the periods included in the bar chart:

Best Quarter: 5.16%, Q1 1995              Worst Quarter: -2.98%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                      7.50          5.08          6.34
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      7.50          5.05          6.16
--------------------------------------------------------------------------------
  Return after Taxes on Distributions
  and Sale of Fund Shares                  6.34          4.99          6.07
--------------------------------------------------------------------------------
Index (Reflects no deduction for
fees, expenses or taxes)                   9.00          5.80          5.85
--------------------------------------------------------------------------------

Index: The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

Total returns from 2000 through 2002 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.







--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fees                                                  0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                          None
--------------------------------------------------------------------------------
Other Expenses                                                    0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.58
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements*                           0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses                                     0.55
--------------------------------------------------------------------------------


* The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses for the 16-month period from the fund's fiscal year end of October 31, 2002 so that expenses will not exceed 0.55%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Institutional Class       $56            $183           $321           $723
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         |  Institutional Class
                                                         |
                                          ticker symbol  |  MGSMX
                                            fund number  |  536


  Scudder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal conditions, the fund invests at least 80% of its assets in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Fixed income securities are generally investment-grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization or of comparable quality.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of OTC derivative contracts.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

In managing the fund, the portfolio managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasting.


Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Portfolio maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.


Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued.



Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from federal income tax and are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Other factors that could affect performance are:

o the mangers could be incorrect in their analysis of interest rate trends, credit quality or other factors

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the fund's Institutional Class performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table shows how the fund's Institutional Class performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses) and another benchmark (which does reflect fees and expenses). The performance of both the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996          5.59
1997          6.94
1998          5.13
1999          1.20
2000          6.34
2001          5.11
2002          5.16


For the periods included in the bar chart:

Best Quarter: 2.27%, Q2 1997              Worst Quarter: -0.03%, Q2 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                  5.16           4.57            5.27
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        3.82           4.30            5.07
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                          3.25           4.24            4.97
--------------------------------------------------------------------------------
Index 1 (reflects no deduction
for fees, expenses or taxes)**         3.81           4.52            3.47
--------------------------------------------------------------------------------
Index 2**                              0.94           2.47            2.26
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of al least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

*        The fund's Institutional Class shares commenced operations on March 6,
         1995.

**       Index comparisons begin on February 28, 1995.

Total returns from 2000 through 2002 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.






--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                 None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fees                                                     0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                             None
--------------------------------------------------------------------------------
Other Expenses                                                       0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      0.60
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements*                              0.05
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses                                  0.55
--------------------------------------------------------------------------------


* The investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses for the 16-month period from the fund's fiscal year end of October 31, 2002 so that total expenses will not exceed 0.55%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Institutional Class       $56            $187           $330           $745
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

Other Policies

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy, as described herein, of each fund.


o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. Each fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. At times market conditions might make it hard to value some investments. For example, if a fund has valued securities too highly, you may end up paying too much for fund shares when you buy into the fund. If a fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Advisor. Deutsche Asset Management, Inc.     ("DeAM, Inc.") with
offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, under the supervision of the Board of Trustees, DeAM, Inc. makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2002, managed approximately $90 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the rates paid, before waivers, by each fund for the most recent fiscal year, as a percentage of a fund's average daily net assets:

Fund Name                                             Fee Paid
---------------------------------------------------------------------
Scudder Municipal Bond Fund                            0.40%
---------------------------------------------------------------------
Scudder Short-Term Municipal Bond Fund                 0.40%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of each fund.


David Baldt                               Daniel Scholl
CFA, Managing Director of Deutsche        Vice President of Deutsche Asset
Asset Management and Lead Portfolio       Management and Manager of the funds.
Manager of the funds.                     o   Joined the Advisor in 1998.
o   Joined the Advisor in 1989.           o   Prior to that, Special Assistant
o   Chief Investment officer of the           for Economic Development to
    Fixed Income Group.                       Governor Tom Carper in Delaware,
                                              from 1996 to 1998.
Susan Beck                                o   Prior to that, Executive
Vice President of Deutsche Asset              Assistant to Delaware's
Management and Co-Manager of the funds.       Secretary of Finance, from 1992
o   Joined the Advisor in 1989.               to 1996.
o   Fixed income research analyst.        o   Analyst specializing in
                                              tax-exempt municipal bonds.
Ted Manges                                o   MGA, University of Pennsylvania.
Vice President of Deutsche Asset
Management and Co-Manager of the funds.
o   Joined the Advisor in 1999.
o   Prior to that, Manager of Trading
    and Sales, Commerce Capital
    Markets, from 1995 to 1999.
o   Analyst specializing in tax-exempt
    municipal bonds.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Municipal Bond Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.18   $10.77   $10.66  $11.30   $11.12
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income                  .53      .53      .56     .51      .53
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .02      .41      .11   (.59)      .18
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .55      .94      .67   (.08)      .71
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.53)    (.53)    (.56)   (.51)    (.53)
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --   (.05)       --
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.53)    (.53)    (.56)   (.56)    (.53)
--------------------------------------------------------------------------------
Net asset value, end of period        $11.20   $11.18   $10.77  $10.66   $11.30
--------------------------------------------------------------------------------
Total Return (%)^a                      5.04     8.90     6.45   (.78)     6.58
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   454      442      515     623      571
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (includes interest expense
paid by the Fund) (%)                    .58      .57      .59     .58      .58
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (includes interest expense
paid by the Fund) (%)                    .55      .55      .55      --       --
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excludes interest expense
paid by the Fund) (%)                    .55      .55      .55     .55      .54
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     4.76     4.80     5.25    4.62     4.71
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               17       27       29      27       42
--------------------------------------------------------------------------------


^a Total return would have been lower had certain expenses not been reduced.

Scudder Short-Term Municipal Bond Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.33   $10.16   $10.11  $10.37   $10.28
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income                  .41      .47      .50     .40      .46
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .01      .17      .05   (.26)      .09
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .42      .64      .55     .14      .55
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.41)    (.47)    (.50)   (.40)    (.46)
--------------------------------------------------------------------------------
Net asset value, end of period        $10.34   $10.33   $10.16  $10.11   $10.37
--------------------------------------------------------------------------------
Total Return (%)^a                      4.29     6.40     5.52    1.33     5.51
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   317      155      192     107       54
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (includes interest expense
paid by the Fund) (%)                    .60      .62      .71     .80      .82
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (includes interest expense
paid by the Fund) (%)                    .55      .55      .55      --       --
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excludes interest expense
paid by the Fund) (%)                    .55      .55      .55     .55      .55
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     3.88     4.60     5.26    3.92     4.46
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               34       63       52      64       28
--------------------------------------------------------------------------------


^a Total returns would have been lower had certain expenses not been reduced.

  How to Invest in the Funds

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial representative"). Contact them for details on how to enter and pay for your order. The funds' advisor or administrator may provide compensation to service agents for distribution, administrative and promotional services. Financial representatives include brokers, financial advisors or any other bank dealer or institution that has a sub-shareholder servicing agreement with a fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o          An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o          A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o         Investment advisory affiliates of Deutsche Bank Securities, Inc.
          or Scudder or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o         Employee benefit plans with assets of at least $50 million.

o         Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
                    P.O. Box 219356
By Mail:            Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL:             Complete and sign the account application that
                  accompanies this prospectus. (You may obtain
                  additional applications by calling the transfer
                  agent.) Mail the completed application along with
                  a check payable to the fund you have selected to
                  the transfer agent. Be sure to include the fund
                  number. (For fund numbers, see below.) The
                  addresses are shown under `How to contact the
                  Transfer Agent.'
---------------------------------------------------------------------
WIRE:             Call the transfer agent to set up a wire account.
---------------------------------------------------------------------
FUND NAME         Scudder Municipal Bond Fund -- Institutional Class
AND FUND NUMBER   -- 528
                  Scudder Short-Term Municipal Bond Fund --
                  Institutional Class -- 536
---------------------------------------------------------------------


Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number on the check. (For fund numbers, see "How to open your fund account.") The addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call Shareholder Services at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             (fund name and number)
                    (See `How to open your fund account.')
---------------------------------------------------------------------


Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial representative or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial representative or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Institutional Class. The funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a "market timing" strategy. We may also reject or limit purchase orders for these or other reasons.


Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check may be delayed for up to 10 calendar days.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.


Account statements: we or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

How the funds calculate share price

The price at which you buy shares is as follows:

Institutional class shares-- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
-------------------------------------  =  NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically use market data to value securities. We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Other rights we reserve

You should be aware that we may do any of the following:

o         withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o         reject or limit purchases of shares for any reason

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

If a fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. Each fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If a fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

Each fund may also pay dividends and capital gains distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in a fund close to the time that the fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------


If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated for tax purposes, as a return of capital, and would be taxable to shareholders.

Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before your fund pays a dividend or distribution, you'll be getting some of your investment back as a taxable distribution. You can avoid this, if you want, by investing after your fund declares a distribution.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048



SCUDDER
INVESTMENTS
                                        SEC File Number:
A Member of
Deutsche Asset Management [LOGO]        Morgan Grenfell Investment Trust811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS



                              National Tax Free Funds II
                              Classes A, B and C



                       Prospectus

--------------------------------------------------------------------------------
                              February 28, 2003
--------------------------------------------------------------------------------
                            |
                            | Scudder Short-Term Municipal Bond Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Fund Works                        How to Invest in the Fund


  4  The Fund's Main Investment            17  Choosing a Share Class
      Strategy
                                           22  How to Buy Shares
  6  The Main Risks of Investing
     in the Fund                           23  How to Exchange or Sell Shares

  8  The Fund's Performance                24  Policies You Should Know
     History                                   About

 10  How Much Investors Pay                30  Understanding Distributions
                                               and Taxes
 11  Other Policies and Secondary
     Risks

 13  Who Manages and Oversees
     the Fund

 15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                                fund number  |   436         636         736

Scudder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal conditions, the fund invests at least 80% of its assets in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Fixed income securities are generally investment-grade if they are generally rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization or of comparable quality.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of OTC derivative contracts.

In managing the fund, the portfolio managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasting.


Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o use credit analysis to determine the issuer's ability to fulfill its contracts;

o compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

o look to exploit any inefficiencies between intrinsic value and market trading price; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Portfolio maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued.


Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from federal income tax and are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Other factors that could affect performance are:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses) and another benchmark (which does reflect fees and expenses). The table includes the effects of maximum sales loads. The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 28, 2003. Performance figures before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges for Class A, B or C. Institutional Class shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                     Class A
--------------------------------------------------------------------------------

         1996      5.31
         1997      6.66
         1998      4.85
         1999      0.95
         2000      6.07
         2001      4.85
         2002      4.90


For the periods included in the bar chart:
Best Quarter: 2.20%, Q2 1997              Worst Quarter: -0.09%, Q2 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                                                       Since
                                          1 Year        5 Years      Inception*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
Return before taxes                        2.80           3.89          4.74
--------------------------------------------------------------------------------
Return after Taxes on Distributions        1.25           2.14          2.76
--------------------------------------------------------------------------------
Return After Taxes on Distributions        0.90           2.15          2.70
and Sale of Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              1.12           3.36          4.22
--------------------------------------------------------------------------------
Class C (Return before Taxes)              4.12           3.53          4.22
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for        3.81           4.52          3.47
fees, expenses or taxes)**
--------------------------------------------------------------------------------
Index 2**                                  0.94           2.47          2.26
--------------------------------------------------------------------------------

Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

*  Institutional Class commenced operations on March 6, 1995.

** Index comparisons begin on February 28, 1995.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

Total returns from 2000 through 2002 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        2.00%         None         None
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as      None*        4.00%        1.00%
a % of original purchase price or
redemption proceeds, whichever is lower)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.40%         0.40%        0.40%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          0.75         0.75
--------------------------------------------------------------------------------
Other Expenses**                              0.20          0.45         0.45
--------------------------------------------------------------------------------
Total Annual Operating Expenses               0.85          1.60         1.60
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements***     0.05          0.05         0.05
--------------------------------------------------------------------------------
Net Annual Operating Expenses                 0.80          1.55         1.55
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a 0.25% shareholder servicing fee for Class B and Class C shares. Estimated since no Class A, B or C shares were issued as of the fund's fiscal year.

*** The advisor and administrator have contractually agreed to waive their fees or reimburse expenses for the 16-month period from the fund's fiscal year end of October 31, 2002 so that total expenses will not exceed 0.80% for Class A shares and 1.55% for Class B and C shares.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $280           $461           $657        $1,223
--------------------------------------------------------------------------------
Class B shares               558            800          1,066         1,510
--------------------------------------------------------------------------------
Class C shares               258            500            866         1,896
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $280           $461           $657        $1,223
--------------------------------------------------------------------------------
Class B shares               158            500            866         1,510
--------------------------------------------------------------------------------
Class C shares               158            500            866         1,896
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

Other Policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy, as described herein.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. At times market conditions might make it hard to value some investments. For example, if the fund has valued securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with offices at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the fund. As investment advisor, under the supervision of the Board of Trustees, DeAM, Inc. makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2002, managed approximately $90 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Below is the rate paid, before waivers, by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:

Fund Name                                             Fee Paid
---------------------------------------------------------------------
Scudder Short-Term Municipal Bond Fund                0.40%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of the fund.

  David Baldt, CFA                          Daniel Scholl
  Managing Director of Deutsche Asset       Vice President of Deutsche Asset
  Management and Lead Portfolio Manager     Management and Manager of the fund.
  of the fund.                               o Joined the advisor in 1998.
   o Joined the investment advisor in        o Prior to that, Special Assistant
     1989.                                     for Economic Development to
   o Chief Investment Officer of the           Governor Tom Carper in Delaware,
     Fixed Income Group.                       from 1996 to 1998.
                                             o Prior to that, Executive
  Susan Beck                                   Assistant to Delaware's
  Vice President of Deutsche Asset             Secretary of Finance, from 1992
  Management and Manager of the fund.          to 1996.
   o Joined the advisor in 1989.             o Analyst specializing in tax
   o Fixed income research analyst.            exempt municipal bonds.
                                             o MGA, University of Pennsylvania
  Ted Manges
  Vice President of Deutsche Asset
  Management and Manager of the fund.
   o Joined the advisor in 1999.
   o Prior to that, manager of Trading
     and Sales, Commerce Capital
     Markets, from 1995 to 1999.
   o Analyst specializing in tax-exempt
     municipal bonds.

Financial Highlights

Performance for the Institutional Class shares of the fund is presented to provide financial performance information for the Class A, B and C shares for the fund prior to its inception. The table below helps you understand the financial performance of the above-listed share classes. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the last page).

Scudder Short-Term Municipal Bond Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.33   $10.16   $10.11  $10.37   $10.28
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                  .41      .47      .50     .40      .46
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .01      .17      .05   (.26)      .09
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .42      .64      .55     .14      .55
--------------------------------------------------------------------------------
Less distributions from:                (.41)    (.47)    (.50)   (.40)    (.46)
  Net investment income
--------------------------------------------------------------------------------
Net asset value, end of period        $10.34   $10.33   $10.16  $10.11   $10.37
--------------------------------------------------------------------------------
Total Return (%)^a                      4.29     6.40     5.52    1.33     5.51
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   317      155      192     107       54
--------------------------------------------------------------------------------
Ratio of expenses before expense         .60      .62      .71     .80      .82
reductions (includes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55      .55      .55      --       --
reductions (includes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55      .55      .55     .55      .55
reductions (excludes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss)   3.88     4.60     5.26    3.92     4.46
(%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               34       63       52      64       28
--------------------------------------------------------------------------------

^a    Total returns would have been lower had certain expenses not been reduced.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 2.00% charged    o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual distribution fee
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than Class B, but your shares
o Deferred sales charge of 1.00%,           never convert to Class A, so annual
  charged when you sell shares you          expenses remain higher
  bought within the last year

o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
--------------------------------------------------------------------------------

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:


                       Sales charge as a %   Sales charge as a % of
Your investment        of offering price      your net investment
---------------------------------------------------------------------
Up to $100,000                 2.00                   2.04
---------------------------------------------------------------------
$100,000-$249,999              1.75                   1.78
---------------------------------------------------------------------
$250,000-$499,999              1.50                   1.52
---------------------------------------------------------------------
$500,000-$999,999              1.25                   1.26
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")


o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o     reinvesting dividends or distributions

o     investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 Plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later         None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                            None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares
Once you've chosen a share class, use these instructions to make investments.


--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares
Use these instructions to exchange or sell shares in your account.


--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 26.
--------------------------------------------------------------------------------
Through a financial representative        o Contact your representative by the
                                            method that's most convenient for
o Contact your representative by the        you
  method that's most convenient for you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register     --

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.


Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a "market timing" strategy. We may also reject or limit purchase orders for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

o     the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o     withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Class A shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares -- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance)


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o     reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

If the fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. The fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

The fund may also pay dividends and capital gains distributions at other times if necessary for the fund to avoid federal income or excise tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges.

Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if the fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated for tax purposes, as a return of capital, and would be taxable to shareholders.

The fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend or distribution, you'll be getting some of your investment back as a taxable distribution. You can avoid this, if you want, by investing after your fund declares a distribution.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

Scudder Investments                    SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza              Public Reference Section
Chicago, IL 60606-5808                 Washington, D.C. 20549-0102
www.scudder.com                        www.sec.gov
(800) 621-1048                         (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048



SCUDDER
INVESTMENTS
                                      SEC File Number:
A Member of
Deustche Asset Management [LOGO]      Morgan Grenfell Investment Trust  811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS



                               Institutional Class

Prospectus

--------------------------------------------------------------------------------
                               February 28, 2003
--------------------------------------------------------------------------------

                               Scudder Emerging Markets Debt Fund





      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Main Investment          17  Buying and Selling Institutional
        Strategy                                Class Shares

     5  The Main Risks of Investing in      21  Policies You Should Know
        the Fund                                About

     8  The Fund's Performance              27  Understanding Distributions
        History                                 and Taxes

    10  How Much Investors Pay

    11  Other Policies and Secondary
        Risks

    13  Who Manages and Oversees
        the Fund

    15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you should look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                         ticker symbol     MGEIX
                                           fund number     553

  Scudder Emerging Markets Debt Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks total return.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities of issuers located in countries with new or emerging securities markets. These fixed income securities include high yield/high risk fixed income securities (junk bonds). The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Emerging securities markets include those with economic structures that are generally less diverse and mature than in the United States and political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

The fund invests primarily in sovereign debt and, to a limited extent, in corporate debt. The fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may invest up to 20% of its total assets in domestic and foreign cash equivalents and US investment grade fixed-income securities. The fund may also invest up to 10% of its total assets in credit default swaps to sell protection on sovereign credit exposure as measured by the notional value of the sovereign bond. (See "Other Policies" for more information.)

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and yield curve options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The Advisor may also use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The fund may invest in fixed income securities of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the fund may invest may be denominated in the currency of a developed country such as the United Kingdom or the United States or in a local currency.

The fund may invest more than 25% of its total assets in the sovereign debt securities of Russia, Brazil and Mexico.

In managing the fund, the portfolio management team uses an approach that combines country selection with individual security selection, considering such factors as inflation, interest rates, monetary policies and political climate. The portfolio management team also considers such short-term factors as market sentiment, capital flows and new issue programs. We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three-month outlook.

The portfolio management team intends to maintain a portfolio duration of (+/-) 1 year around the fund's benchmark index.

The fund follows a rigorous sell strategy. The portfolio management team sets a target price objective for each security and a target exchange rate objective for each currency. Securities are generally sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security.

Emerging Market Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund invests in emerging markets, it may face higher political and market risks as well as a higher risk that essential information may be incomplete or wrong. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of total returns.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in Russia, Brazil and Mexico, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fixed income fund.

Non-Diversification Risk. The fund is classified as "non-diversified." It invests in relatively few issuers. Thus, the performance of each portfolio holding may have a bigger impact on performance than a fund with more holdings.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees, taxes or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Emerging Markets Debt Fund -- Institutional Class

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       20.02
1996       33.47
1997       12.51
1998      -34.28
1999       28.37
2000       18.69
2001        5.38
2002       12.14


For the periods included in the bar chart:
Best Quarter: 16.99%, Q2 1995              Worst Quarter:  -34.74%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                                                       Since
                                        1 Year         5 Years        Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                   12.14            3.44           9.15
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                          8.07           -1.12           3.19
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 7.88            0.46           4.63
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)            13.65            9.07          14.16
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)            14.24            7.18          13.25
--------------------------------------------------------------------------------

Index 1: The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external currency- denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging debt market performance.

Index 2: The JP Morgan Emerging Markets Bond Index (EMBI) Plus is an unmanaged index, which tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments.

Effective May 1, 2002, the fund's primary benchmark changed from the JP Morgan EMBI Plus to the JP Morgan Emerging Markets Bond Index Global Constrained. The Advisor believes that the JP Morgan Emerging Markets Bond Index Global Constrained is more diversified than the fund's prior benchmark and therefore a better comparison for the fund. The JP Morgan Emerging Markets Bond Index Global Constrained is now known as the JP Morgan EMBI Global Diversified.

* Inception date for Institutional Class was August 4, 1994. Index comparisons begin on July 31, 1994.

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                          0.46
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         1.46
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement*                                  0.96
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                          0.50
--------------------------------------------------------------------------------

* The advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees or reimburse expenses so that the expenses will not exceed 0.50%.

Expense Example^1

Based on the costs above, this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
                            1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class           $51          $367           $706         $1,664
--------------------------------------------------------------------------------


^1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 day's notice prior to making any changes to the fund's policy of investing at least 80% of its assets in fixed income securities of issuers located in countries with new or emerging securities markets.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities and short-term debt. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS" or the "Advisor"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. The Advisor makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees was 0.04% of the fund's average daily net assets.

The portfolio manager

The following portfolio management team is responsible for the day-to-day management of the fund's investments:

  Brett Diment                             Edwin Gutierrez
  Managing Director of Deutsche Asset      Vice President of Deutsche Asset
  Management and Lead Portfolio Manager    Management and Co-Portfolio Manager
  of the fund.                             of the fund.
  o   Joined Deutsche Asset Management     o   Joined Deutsche Asset
      in 1991 as a member of the fixed         Management in 2000 after five
      income group.                            years of experience including
  o   Head of Emerging Debt for London         emerging debt portfolio manager
      Fixed Income and responsible for         at INVESCO Asset Management
      coordinating research into               responsible for Latin America
      Continental European markets and         and Asia and economist
      managing global fixed income,            responsible for Latin America
      balanced and cash-based                  at LGT Asset Management.
      portfolios: London.                 o    MSc, Georgetown University.
  o   BSc, London School of Economics.

  Nima Tayebi
  Director of Deutsche Asset Management
  and Co-Portfolio Manager of the fund.
  o   Joined Deutsche Asset Management
      in 2001 as an Emerging currency
      fund manager. Previously, an
      executive director responsible
      for emerging markets trading at
      Millennium Global Investments.
      Prior to that, Vice President at
      Salomon Brothers, focusing on
      emerging currency and debt
      trading, and also Head of Fixed
      Income research at Renaissance
      Capital.
  o   M.Phil from Cambridge University.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the last page).

Scudder Emerging Markets Debt Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,             2002     2001      2000     1999      1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 6.56    $ 6.97   $ 5.80    $ 5.82   $11.95
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income              .53^a    1.37      .60       .19     1.81
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       .17     (1.05)     .81       .69    (4.12)
--------------------------------------------------------------------------------
  Total from investment operations   .70       .32     1.41       .88    (2.31)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (1.18)     (.73)    (.24)     (.90)   (1.32)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions             --        --       --        --    (2.50)
--------------------------------------------------------------------------------
  Total distributions              (1.18)     (.73)    (.24)     (.90)   (3.82)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 6.08    $ 6.56   $ 6.97    $ 5.80   $ 5.82
--------------------------------------------------------------------------------
Total Return (%)^b                 12.22      4.52    25.08     17.86   (30.35)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          68        73      285       340       56
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (includes interest
expense paid by the Fund) (%)       1.46      1.38     1.37      1.40     1.31
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (includes interest
expense paid by the Fund) (%)        .50       .87     1.01        --       --
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (excludes interest
expense paid by the Fund) (%)        .50       .86^c   1.00      1.00     1.05
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.79     10.31     8.29     10.90     9.82
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          590       464^d    359       397      638
--------------------------------------------------------------------------------


^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c   Beginning June 1, 2001, the expense cap was decreased from 1.00% to .50%.

^d Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your service agent may have its own policies or instructions and you should follow those.

Buying and Selling Institutional Class Shares

You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("service agent"). Contact them for details on how to enter and pay for your order. The fund's advisor or administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o    Employee benefit plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to Scudder Emerging
                    Markets Debt Fund-- Institutional Class-- 553
                    to the transfer agent. The addresses are shown under "How to contact the transfer agent."
---------------------------------------------------------------------
WIRE:               Call the transfer agent to set up a wire
                    account.
---------------------------------------------------------------------


Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder Emerging Market Debt Fund -- Institutional Class -- 553," to the transfer agent. The addresses are shown above under "How to contact the transfer agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder Emerging Markets Debt Fund--
                    Institutional Class-- 553
---------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through service agents must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the transfer agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the transfer agent.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you will generally receive the dividend for the day on which your shares were sold.

Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, you must use a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or internet based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

We do not issue share certificates.

The fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or
3) an emergency exists that prohibits the fund from disposing of its portfolio securities or pricing its shares.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a "market timing" strategy. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Shareholder Services for more information.

Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

How the fund calculates share price

The price at which you buy shares is the net asset value per share, NAV. To calculate NAV, the fund uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

The fund typically values securities using market quotations or information furnished by a pricing service. However, the fund may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold 30% (in 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

If the fund earns net investment income, its policy is to distribute to shareholders substantially all of the income at least annually. The fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Whether taken in cash or reinvested, distributions from a fund may be subject to tax. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                   SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza             Public Reference Section
Chicago, IL 60606-5808                Washington, D.C. 20549-0102
www.scudder.com                       www.sec.gov
(800) 621-1048                        (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER
INVESTMENTS

                                                                         CUSIP #
A Member of                           Emerging Markets Debt Fund--
Deutsche Asset Management             Institutional Class            617.35K.869
                                                                        811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS



                             Investment Class

Prospectus

--------------------------------------------------------------------------------
                             February 28, 2003
--------------------------------------------------------------------------------

                             Scudder European Equity Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Main Investment          18  Buying and Selling Investment
        Strategy                                Class Shares

     6  The Main Risks of Investing in      19  Policies You Should Know
        the Fund                                About

     8  The Fund's Performance              26  Understanding Distributions
        History                                 and Taxes

    10  How Much Investors Pay

    11  Other Policies and Secondary
        Risks

    13  Who Manages and Oversees
        the Fund

    16  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                              Investment Class

                                            ticker symbol     MEUVX

                                              fund number     890

  Scudder European Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe (for example, Bulgaria, Croatia, Estonia and Lithuania) and the Mediterranean region (for example, Greece, Egypt, Morocco and Tunisia). An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Although the fund intends to diversify its investments across different countries, the fund may invest a significant portion of its assets in a single country. The fund may invest in companies of any market capitalization.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and forward currency transactions. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio management team may also use derivatives in circumstances where they believe the derivatives offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies" for more information.)

The portfolio managers employ a strategy of growth at a reasonable price -- combining what they believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. They seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Company research lies at the heart of the fund's investing process. The fund's process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the fund's investment process. The portfolio managers utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company. The portfolio managers' analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, the portfolio management team considers a number of factors, including:

o    stock price relative to the company's rate of earnings growth;

o    valuation relative to other European companies and market averages;

o    valuation relative to global peers; and

o    merger and acquisition trends.

In implementing this strategy, the fund may experience a high portfolio turnover rate. The fund's portfolio management team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. Emerging markets tend to be more volatile than developed markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the fund's Investment Class performance has varied from year to year, which may give some idea of risk. The table, following the bar chart, shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder European Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000       88.32
2001      -27.70
2002      -16.36


For the periods included in the bar chart:
Best Quarter: 95.45%, Q1 2000              Worst Quarter: -22.50%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                              1 Year          Since Inception*+
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Returns before Taxes                         -16.36                  4.92
--------------------------------------------------------------------------------
Return after Taxes on Distributions          -16.86                  4.54
--------------------------------------------------------------------------------
Return after Taxes on Distributions
and Sale of Fund Shares                       -9.86                  3.89
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                     -18.38                 -8.32
--------------------------------------------------------------------------------

Index: The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

* The class commenced operations on December 23, 1999. Index comparison begins on December 31, 1999.

+ Past performance is not indicative of future results. The fund's performance in 2000 was significantly impacted by gains from initial public offerings
   (IPOs) during a period when the fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the fund will have a similar effect on its future performance. The fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
                                                           Percentage of Average
Fee Table                                                    Daily Net Assets
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment               None
--------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee                                2.00%*
(% of redemption proceeds, as applicable)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                     0.70
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           None
--------------------------------------------------------------------------------
Other Expenses**                                                   1.89
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    2.59
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements***                          1.05
--------------------------------------------------------------------------------
Net Annual Operating Expenses                                      1.54
--------------------------------------------------------------------------------


* The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

**   Includes a 0.25% shareholder servicing fee.

*** The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%. This waiver excludes 0.04% of interest charges on fund borrowings.

Expense Example^1

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
        $157                 $706                $1,281              $2,846
--------------------------------------------------------------------------------


^1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in the equity securities of developed countries of Europe.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Advisor and Subadvisor. Deutsche Asset Management, Inc. ("DeAM, Inc.") with offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor and is responsible for managing the fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund. As subadvisor, under the supervision of the Board of Trustees, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS provide a full range of global investment advisory services to institutional and retail clients, and as of December 31, 2002, DeAM, Inc. managed approximately $90 billion in assets.

DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Under the investment advisory agreement, the advisor fees are equal to an annual rate of 0.70% of the fund's average daily net assets, computed and accrued daily. For the most recent fiscal year, the advisor waived all of its management fees from the fund.

Other Services. DeAM, Inc. provides administrative services for the fund. In addition, either DeAM, Inc. or your financial representative, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o    keeping accurate, up-to-date records for your individual fund account;

o    implementing any changes you wish to make in your account information;

o    processing your requests for cash dividends and distributions from a fund;

o answering your questions on a fund's investment performance or administration;

o    sending proxy reports and updated prospectus information to you; and

o    collecting your executed proxies.

Scudder Investments Service Company serves as the fund's transfer agent ("SISC" or "Transfer Agent"). SISC is an indirect wholly owned subsidiary of Deutsche Bank AG.

The portfolio managers

The following people handle the day-to-day management of the fund.


Alexander (Sandy) Black                  Michael Schmidt
Managing Director, Deutsche Asset        CFA, Director, Deutsche Asset
Management and Co-Manager of the fund.   Management and Co-Manager of the fund.
o    Head of European Equity portfolio   o   Head of global equity research
    selection team, portfolio manager        team for Telecom Services sector
    Europe ex-UK and Euroland Equity,        and portfolio manager for European
    and head of European Equity local        Equity and European ex-UK and
    research team: London.                   Euroland Equity: Frankfurt.
o   Joined Deutsche Asset Management     o   Joined Deutsche Asset Management
    (International) Ltd. in 1994 after       International GmbH in 1994 after
    eight years of experience as             two years of experience as a
    portfolio manager/analyst at NM          trainee for Deutsche Bank,
    Rothschild and Invesco.                  Inglostadt.
o   Fluent in French, German and         o   Hochschule fuer Bankwirtschaft
    Italian.                                 (private banking college), Germany.
o    MA from Cambridge University.
                                         John Wood
Joerg Breedveld                          Managing Director, Deutsche Asset
Managing Director, Deutsche Asset        Management and Co- Manager of the fund.
Management and Co-Manager of the fund.   o   Head of UK Portfolio Management;
o   Head of global portfolio selection       Chairman of the UK Portfolio
    team for Europe ex-UK and Euroland       Selection Team and a member of the
    Equities, member of European             European Portfolio Selection Team:
    portfolio selection team, European       London.
    Mid-Cap Equity analyst and           o    Joined Deutsche Asset Management
    portfolio manager for German and         (International) Ltd. in 1998.
    Europe Equities: Frankfurt.          o    Previously worked at SG Warburg
o    Joined Deutsche Asset Management         Group; management consultant with
    International GmbH in 1991 as a          McKinsey; UK Equity Fund Manager
    portfolio manager, previously            with Mercury Asset Management;
    serving as investment advisor and        Head of Equities with Foreign &
    financial analyst for German             Colonial Management.
    equities within Deutsche Bank        o   MA from Oxford University; MBA
    Research.                                from Harvard University.

Katrina Mitchell                         Julian Barrell
Director, Deutsche Asset Management      Managing Director, Deutsche Asset
and Co-Manager of the fund.              Management and Co-Manager of the fund.
o   Portfolio manager for European       o   European Portfolio Manager and
    Equity and European ex-UK and            member of the European Portfolio
    Euroland Equity and member of the        Selection Team.
    European Equity local research       o   Joined Deutsche Asset Management
    team: London.                            International Ltd. in 1997 as a
o   Joined Deutsche Asset Management         member of the European Equity Team.
    Ltd. in 1993 as a Graduate Trainee.  o   Previously with Foreign and
o   BA from Exeter University.               Colonial European Team for five
                                             years.
                                         o   BSc in Economics from Southhampton
                                             University.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder European Equity Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,                                2002     2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                $19.18    $27.11    $14.63
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                         .07^b     .03       .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (2.56)    (7.55)    11.48
--------------------------------------------------------------------------------
  Total from investment operations                   (2.49)    (7.52)    11.52
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 --      (.41)       --
--------------------------------------------------------------------------------
  Total distributions                                   --      (.41)       --
--------------------------------------------------------------------------------
Other Capital Changesc                                  --        --       .96
--------------------------------------------------------------------------------
Net asset value, end of period                      $16.69    $19.18    $27.11
--------------------------------------------------------------------------------
Total Return (%)^d                                  (12.98)   (28.17)    85.30**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)              9,003    13,411    29,739
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(includes interest expense paid by the Fund) (%)      2.59      1.88     2.07*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes
interest expense paid by the Fund) (%)                1.54      1.53     1.54*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes
interest expense paid by the Fund) (%)                1.50      1.50     1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              .36       .24      .36*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            169       238       377
--------------------------------------------------------------------------------


^a For the period from December 23, 1999 (commencement of sales of Investment Class shares) to October 31, 2000.

^b   Based on average shares outstanding during the period.

^c Represents one-time gain from accounting for cancellation of certain shareholder trades.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial representative. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial representative for details on how to enter and pay for your order. The fund's advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

Investment minimums

Initial investment                                   $1,000
---------------------------------------------------------------------
Subsequent investment                                   $50
---------------------------------------------------------------------
IRA account
  Initial investment                                   $500
---------------------------------------------------------------------
  Subsequent investment                                 $50
---------------------------------------------------------------------
Automatic investment plan
(minimum/maximum)                              $50/$250,000
---------------------------------------------------------------------
Minimum account balance                              $1,000
---------------------------------------------------------------------


The fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

The fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial representatives for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Investment Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call your financial representative or (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Short-term redemption fee

The fund may charge a 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o    Shares acquired through reinvestment of dividends and other distributions;

o Shares of the fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

o Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the fund calculates share price

The price at which you buy shares is as follows:

Investment Class shares -- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

The fund may charge a short-term redemption fee equal to 2.00% of the value of Investment Class shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

If the fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. If the fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Whether taken in cash or reinvested, distributions from a fund may be subject to tax. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------


If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER
INVESTMENTS
                                                                        CUSIP #
                                    European Equity Fund --
                                    Investment Class:                617.35K.679
A member of
Deutsche Asset Management [LOGO]    Morgan Grenfell Investment Trust    811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS



                             Institutional Class


                     Prospectus

--------------------------------------------------------------------------------
                             February 28, 2003
--------------------------------------------------------------------------------
                        |
                        |    Scudder European Equity Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Fund Works                        How to Invest in the Fund

  4  The Fund's Main Investment            18  Buying and Selling Institutional
     Strategy                                  Class Shares

  6  The Main Risks of Investing in        22  Policies You Should Know
     the Fund                                  About

  8  The Fund's Performance                29  Understanding Distributions
     History                                   and Taxes

 10  How Much Investors Pay

 11  Other Policies and Secondary
     Risks

 13  Who Manages and Oversees
     the Fund

 16  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you should look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                        |  Institutional Class
                                                        |
                                         ticker symbol  |  MEUEX
                                          fund number   |  570

Scudder European Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe (for example, Bulgaria, Croatia, Estonia and Lithuania) and the Mediterranean region (for example, Greece, Egypt, Morocco and Tunisia). An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Although the fund intends to diversify its investments across different countries, the fund may invest a significant portion of its assets in a single country. The fund may invest in companies of any market capitalization.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and forward currency transactions. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio management team may also use derivatives in circumstances where they believe the derivatives offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies" for more information.)

The portfolio managers employ a strategy of growth at a reasonable price -- combining what they believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. They seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Company research lies at the heart of the fund's investing process. The fund's process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the fund's investment process. The portfolio managers utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company. The portfolio managers' analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, the portfolio management team considers a number of factors, including:

o     stock price relative to the company's rate of earnings growth;

o     valuation relative to other European companies and market averages;

o     valuation relative to global peers; and

o     merger and acquisition trends.

In implementing this strategy, the fund may experience a high portfolio turnover rate. The fund's portfolio management team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. Emerging markets tend to be more volatile than developed markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the fund's Institutional Class performance has varied from year to year, which may give some idea of risk. The table, following the bar chart, shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder European Equity Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Institutional Class
--------------------------------------------------------------------------------

        1997       15.54
        1998       22.09
        1999       45.43
        2000       96.70
        2001      -27.50
        2002      -16.18



For the periods included in the bar chart:
Best Quarter: 105.41%, Q1 2000             Worst Quarter: -22.49%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                      1 Year        5 Years+       Inception*+
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                -16.18          16.38           17.92
--------------------------------------------------------------------------------
  Return after Taxes on              -16.78          14.41           15.91
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on               -9.76          13.13           14.59
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no deductions        -18.38          -2.26            3.40
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

* The class commenced operations on September 3, 1996. Index comparison begins on August 31, 1996.

+ Past performance is not indicative of future results. The fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the fund will have a similar effect on its future performance. The fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee (% of redemption proceeds,         2.00%*
as applicable)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        0.70%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                                None
--------------------------------------------------------------------------------
Other Expenses                                                         1.66
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        2.36
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements **                              1.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses                                          1.29
--------------------------------------------------------------------------------

* The 2.00% short-term redemption applies to shares redeemed either by selling or exchanging into another fund within 60 days of purchase. The fee is withheld form redemption proceeds and retained by the fund.

** The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees or expenses so that total expenses will not exceed 1.25%. The waiver excludes 0.04% of interest charges on fund borrowings.


Expense Example^1

Based on the costs above, this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                            1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class          $131          $634          $1,163        $2,614
--------------------------------------------------------------------------------


^1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in the equity securities of developed countries of Europe.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Advisor and Subadvisor. Deutsche Asset Management, Inc. ("DeAM, Inc.") with offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor and is responsible for managing the fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund. As subadvisor, under the supervision of the Board of Trustees, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS provide a full range of global investment advisory services to institutional and retail clients, and as of December 31, 2002, DeAM, Inc. managed approximately $90 billion in assets.

DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Under the investment advisory agreement, the advisor fees are equal to an annual rate of 0.70% of the fund's average daily net assets, computed and accrued daily. For the most recent fiscal year, the advisor waived all of its management fees from the fund.

Other Services. DeAM, Inc. provides administrative services for the fund. In addition, either DeAM, Inc. or your financial representative, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o     keeping accurate, up-to-date records for your individual fund account;

o     implementing any changes you wish to make in your account information;

o     processing your requests for cash dividends and distributions from a fund;

o answering your questions on a fund's investment performance or administration;

o     sending proxy reports and updated prospectus information to you; and

o     collecting your executed proxies.

Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Scudder Investments Service Company serves as the fund's transfer agent ("SISC" or "Transfer Agent"). SISC is an indirect wholly owned subsidiary of Deutsche Bank AG.

The portfolio managers

The following people handle the day-to-day management of the fund.

  Alexander (Sandy) Black                 Michael Schmidt
  Managing Director, Deutsche Asset       CFA, Director, Deutsche Asset
  Management and Co-Manager of the        Management and Co-Manager of the fund.
  fund.                                    o Head of global equity research
   o Head of European Equity                 team for Telecom Services sector
     portfolio selection team,               and portfolio manager for European
     portfolio manager Europe ex-UK          Equity and European ex-UK and
     and Euroland Equity and head of         Euroland Equity: Frankfurt.
     European Equity local research        o Joined Deutsche Asset Management
     team: London.                           International GmbH in 1994 after
   o Joined Deutsche Asset Management        two years of experience as a
     (International) Ltd. in 1994            trainee for Deutsche Bank,
     after eight years of experience         Inglostadt.
     as portfolio manager/analyst at       o Hochschule fuer Bankwirtschaft
     NM Rothschild and Invesco.              (private banking college), Germany.
   o Fluent in French, German and
     Italian.                             John Wood
   o MA from Cambridge University.        Managing Director, Deutsche Asset
                                          Management and Co-Manager of the fund.
  Joerg Breedveld                          o Head of UK Portfolio Management;
  Managing Director, Deutsche Asset          Chairman of the UK Portfolio
  Management and Co-Manager of the           Selection Team and a member of the
  fund.                                      European Portfolio Selection Team:
   o Head of global portfolio                London.
     selection team for Europe ex-UK       o Joined Deutsche Asset Management
     and Euroland Equities, member of        (International) Ltd. in 1998.
     European portfolio selection          o Previously worked at SG Warburg
     team, European Mid-Cap Equity           Group; management consultant with
     analyst and portfolio manager           McKinsey; UK Equity Fund Manager
     for German and Europe Equities:         with Mercury Asset Management;
     Frankfurt.                              Head of Equities with Foreign &
   o Joined Deutsche Asset Management        Colonial Management.
     International GmbH in 1991 as a       o MA from Oxford University; MBA
     portfolio manager, previously           from Harvard University.
     serving as investment advisor
     and financial analyst for German     Julian Barrell
     equities within Deutsche Bank        Managing Director, Deutsche Asset
     Research.                            Management and Co-Manager of the fund.
                                           o European Portfolio Manager and
  Katrina Mitchell                           member of the European Portfolio
  Director, Deutsche Asset Management        Selection Team.
  and Co-Manager of the fund.              o Joined Deutsche Asset Management
   o Portfolio manager for European          (International) Ltd. in 1997 as a
     Equity and European ex-UK and           member of the European Equity Team.
     Euroland Equity and member of         o Previously with Foreign and
     the European Equity local               Colonial European Team for five
     research team: London.                  years.
   o Joined Deutsche Asset Management      o BSc in Economics from Southhampton
     Ltd. in 1993 as a Graduate              University.
     Trainee.
   o BA from Exeter University.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the last page).

Scudder European Equity Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $20.19   $28.44   $11.43  $13.50   $12.81
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)           .15^a    .23    (1.37)    .29      .15
--------------------------------------------------------------------------------
  Net realized and unrealized gain     (2.73)   (8.11)   16.20    2.04     1.68
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     (2.58)   (7.88)   14.83    2.33     1.83
--------------------------------------------------------------------------------
Less distributions from:                  --     (.37)    (.08)   (.29)    (.24)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --   (4.11)    (.90)
  transactions
--------------------------------------------------------------------------------
  Total distributions                     --     (.37)    (.08)  (4.40)   (1.14)
--------------------------------------------------------------------------------
Other Capital Changes^b                   --        --    2.26      --       --
--------------------------------------------------------------------------------
Net asset value, end of period        $17.61   $20.19   $28.44  $11.43   $13.50
--------------------------------------------------------------------------------
Total Return (%)^c                    (12.78)  (28.10)  149.63   21.18    15.36
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             11,548   21,612   50,677     897    5,387
($ thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense        2.36     1.63     1.94    1.64     1.13
reductions (includes interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.29     1.28     1.28      --       --
reductions (includes interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.25     1.25     1.25     .90      .90
reductions (excludes interest
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income           .75      .48      .92    1.23     1.12
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              169      238      377      80       49
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b Represents one-time gain from accounting for cancellation of certain shareholder trades.

^c    Total return would have been lower had certain expenses not been reduced.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your service agent may have its own policies or instructions and you should follow those.

Buying and Selling Institutional Class Shares

You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("service agent"). Contact them for details on how to enter and pay for your order. The fund's advisor or administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o     An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o     A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o     Employee benefit plans with assets of at least $50 million.

o     Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Transfer Agent.) Mail the completed application along with a check payable to the Scudder European
                    Equity Fund-- Institutional Class -- 570 to the Transfer Agent. The addresses are shown under "How to contact the Transfer Agent."
---------------------------------------------------------------------
WIRE:               Call the Transfer Agent to set up a wire
                    account.
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected to the Transfer Agent. Be sure to include the fund number and your account number on the check. (For fund numbers, see "How to open your fund account.") The addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Transfer Agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

-----------------------------------------------------------------------------
Bank Name:       Deutsche Bank Trust Company Americas
-----------------------------------------------------------------------------
Routing No:      021001033
-----------------------------------------------------------------------------
Attn:            Scudder Funds
-----------------------------------------------------------------------------
DDA No:          00-226-296
-----------------------------------------------------------------------------
FBO:             (Account name)
                 (Account number)
-----------------------------------------------------------------------------
Credit:          Scudder European Equity Fund -- Institutional Class  -- 570
-----------------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the Transfer Agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, you must use a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or internet based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

We do not issue share certificates.

The fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or
3) an emergency exists that prohibits the fund from disposing of its portfolio securities or pricing its shares.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a "market timing" strategy. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Shareholder Services for more information.

Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

Short-term redemption fee

The fund may charge a 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o     Shares acquired through reinvestment of dividends and other distributions;

o Shares of the fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

o Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the fund calculates share price

The price at which you buy shares is the net asset value per share, NAV. To calculate NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

The fund may charge a short-term redemption fee equal to 2.00% of the value of Institutional Class shares redeemed (either by selling the shares or exchanging the shares into another fund) within 60 days of purchase.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

If the fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. If the fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Whether taken in cash or reinvested, distributions from a fund may be subject to tax. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


--------------------------------------------------------------------------------



Scudder Investments                   SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza             Public Reference Section
Chicago, IL 60606-5808                Washington, D.C. 20549-0102
www.scudder.com                       www.sec.gov
(800) 621-1048                        (202) 942-8090



Distributor
Scudder Distributors,Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


SCUDDER
INVESTMENTS
                                                                         CUSIP #
                                      European Equity Fund --
A Member of                           Institutional Class            617.35K.307
Deustche Asset Management [LOGO]                                        811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS



                               European Equity
                               Classes A, B and C


                          Prospectus

--------------------------------------------------------------------------------
                               February 28, 2003
--------------------------------------------------------------------------------
                            |
                            |  Scudder European Equity Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Fund Works                           How to Invest in the Fund

  4  The Fund's Main Investment               21  Choosing a Share Class
     Strategy
                                              28  How to Buy Shares
  6  The Main Risks of Investing in
     the Fund                                 29  How to Exchange or Sell
                                                  Shares
  8  The Fund's Performance
     History                                  30  Policies You Should Know
                                                  About
 10  How Much Investors Pay
                                              38  Understanding Distributions
 12  Other Policies and Secondary                 and Taxes
     Risks

 14  Who Manages and Oversees
     the Fund

 17  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                           |   Class A      Class B      Class C
                                           |
                            ticker symbol  |   DBEAX        DBEBX        DBECX
                              fund number  |   470          670          770

Scudder European Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe (for example, Bulgaria, Croatia, Estonia and Lithuania) and the Mediterranean region (for example, Greece, Egypt, Morocco and Tunisia). An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Although the fund intends to diversify its investments across different countries, the fund may invest a significant portion of its assets in a single country. The fund may invest in companies of any market capitalization.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and forward currency transactions. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio management team may also use derivatives in circumstances where they believe the derivatives offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies" for more information.)

The portfolio managers employ a strategy of growth at a reasonable price -- combining what they believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. They seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Company research lies at the heart of the fund's investing process. The fund's process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the fund's investment process. The portfolio managers utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company. The portfolio managers' analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, the portfolio management team considers a number of factors, including:

o     stock price relative to the company's rate of earnings growth;

o     valuation relative to other European companies and market averages;

o     valuation relative to global peers; and

o     merger and acquisition trends.

In implementing this strategy, the fund may experience a high portfolio turnover rate. The fund's portfolio management team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. Emerging markets tend to be more volatile than developed markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table, following the bar chart, shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 28, 2001. In the bar chart, the performance figures for Class A shares prior to its inception are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Class A, B and C. Institutional Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder European Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

           1997       15.25
           1998       22.59
           1999       45.07
           2000       96.21
           2001      -27.83
           2002      -16.35


For the periods included in the bar chart:
Best Quarter: 105.29%, Q1 2000             Worst Quarter: -22.48%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                     1 Year       5 Years*+    Since Inception*+
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                -21.16          13.63          15.12
--------------------------------------------------------------------------------
  Return after Taxes on              -21.37          12.87          14.08
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on              -14.78          11.66          12.94
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)        -19.52          13.94          15.30
--------------------------------------------------------------------------------
Class C (Return before Taxes)        -17.82          13.92          14.16
--------------------------------------------------------------------------------
Index (reflects no deductions        -18.38          -2.26           3.40
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


* Since September 3, 1996 (inception date of the Institutional Class). Index comparison begins on August 31, 1996.

+ Past performance is not indicative of future results. The fund's performance in 2000 was significantly impacted by gains from initial public offerings
   (IPOs) during a period when the fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the fund will have a similar effect on its future performance. The fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        5.75%        4.00%         2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        5.75%         None         1.00%
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge       None*       4.00%         1.00%
(Load) (% of redemption proceeds)
--------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee (% of       2.00%**       None          None
redemption proceeds as applicable)
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.70%        0.70%         0.70%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees             0.25         0.75          0.75
--------------------------------------------------------------------------------
Other Expenses***                             1.72         2.04          2.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses               2.67         3.49          3.55
--------------------------------------------------------------------------------
Less Fee Waivers/Expense Reimbursements+      1.13         1.20          1.26
--------------------------------------------------------------------------------
Net Annual Operating Expenses                 1.54         2.29          2.29
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** The 2.00% short-term redemption applies to shares redeemed either by selling or exchanging into another fund within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

*** Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

+ The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until February 28, 2004, so that total expenses will not exceed 1.50% for Class A shares and 2.25% for Class B and C shares. This waiver excludes 0.04% of interest charges on fund borrowings.

Expense Example^1

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                $723        $1,256         $1,814         $3,327
--------------------------------------------------------------------------------
Class B shares                 632         1,260          1,910          3,332
--------------------------------------------------------------------------------
Class C shares                 430         1,062          1,816          3,798
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                $723        $1,256         $1,814         $3,327
--------------------------------------------------------------------------------
Class B shares                 232           960          1,710          3,332
--------------------------------------------------------------------------------
Class C shares                 330         1,062          1,816          3,798
--------------------------------------------------------------------------------

^1 For the first 12 months, the expense example takes into account fee waivers and reimbursements.

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in the equity securities of developed countries of Europe.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of a Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Advisor and Subadvisor. Deutsche Asset Management, Inc. ("DeAM, Inc.") with offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor and is responsible for managing the fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund. As subadvisor, under the supervision of the Board of Trustees, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS provide a full range of global investment advisory services to institutional and retail clients, and as of December 31, 2002, DeAM, Inc. managed approximately $90 billion in assets.

DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Under the investment advisory agreement, the advisor fees are equal to an annual rate of 0.70% of the fund's average daily net assets, computed and accrued daily. For the most recent fiscal year, the advisor waived all of its management fees from the fund.

Other Services. DeAM, Inc. provides administrative services for the fund. In addition, either DeAM, Inc. or your financial representative, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o     keeping accurate, up-to-date records for your individual fund account;

o     implementing any changes you wish to make in your account information;

o     processing your requests for cash dividends and distributions from a fund;

o     answering   your   questions  on  a  fund's   investment   performance  or
      administration;

o     sending proxy reports and updated prospectus information to you; and

o     collecting your executed proxies.

Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Scudder Investments Service Company serves as the fund's transfer agent ("SISC" or "Transfer Agent"). SISC is an indirect wholly owned subsidiary of Deutsche Bank AG.

The portfolio managers

The following people handle the day-to-day management of the fund.

  Alexander (Sandy) Black                 Michael Schmidt
  Managing Director, Deutsche Asset       CFA, Director, Deutsche Asset
  Management and Co-Manager of            Management and Co-Manager of the fund.
  the fund.                                o Head of global equity research
   o Head of European Equity                 team for Telecom Services sector
     portfolio selection team,               and portfolio manager for European
     portfolio manager Europe ex-UK          Equity and European ex-UK and
     and Euroland Equity and head of         Euroland Equity: Frankfurt.
     European Equity local research        o Joined Deutsche Asset Management
     team: London.                           International GmbH in 1994 after
   o Joined Deutsche Asset Management        two years of experience as a
     (International) Ltd. in 1994            trainee for Deutsche Bank,
     after eight years of experience         Inglostadt.
     as portfolio manager/analyst at       o Hochschule fuer Bankwirtschaft
     NM Rothschild and Invesco.              (private banking college), Germany.
   o Fluent in French, German and
     Italian.                             John Wood
   o MA from Cambridge University.        Managing Director, Deutsche Asset
                                          Management and Co-Manager of the fund.
  Joerg Breedveld                          o Head of UK Portfolio Management;
  Managing Director, Deutsche Asset          Chairman of the UK Portfolio
  Management and Co-Manager of               Selection Team and a member of the
  the fund.                                  European Portfolio Selection Team:
   o Head of global portfolio                London.
     selection team for Europe ex-UK       o Joined Deutsche Asset Management
     and Euroland Equities, member of        (International) Ltd. in 1998.
     European portfolio selection          o Previously worked at SG Warburg
     team, European Mid-Cap Equity           Group; management consultant with
     analyst and portfolio manager           McKinsey; UK Equity Fund Manager
     for German and Europe Equities:         with Mercury Asset Management;
     Frankfurt.                              Head of Equities with Foreign &
   o Joined Deutsche Asset Management        Colonial Management.
     International GmbH in 1991 as a       o MA from Oxford University; MBA
     portfolio manager, previously            from Harvard University.
     serving as investment advisor
     and financial analyst for German     Julian Barrell
     equities within Deutsche Bank        Managing Director, Deutsche Asset
     Research.                            Management and Co-Manager of the fund.
                                           o European Portfolio Manager and
  Katrina Mitchell                           member of the European Portfolio
  Director, Deutsche Asset Management        Selection Team.
  and Co-Manager of the fund.              o Joined Deutsche Asset Management
   o Portfolio manager for European          (International) Ltd. in 1997 as a
     Equity and European ex-UK and           member of the European Equity Team.
     Euroland Equity and member of         o Previously with Foreign and
     the European Equity local               Colonial European Team for five
     research team: London.                  years.
   o Joined Deutsche Asset Management      o BSc in Economics from Southhampton
     Ltd. in 1993 as a Graduate              University.
     Trainee.
   o BA from Exeter University.

Financial Highlights

These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder European Equity Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the last page).

Scudder European Equity Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.46   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   .04^b      --^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (1.03)   (2.54)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              (.99)   (2.54)
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 6.47   $ 7.46
--------------------------------------------------------------------------------
Total Return (%)^d                                            (13.27)  (25.40)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          107      283
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (includes interest  2.67     1.88*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes interest   1.54     1.53*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes interest   1.50     1.50*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .60      .25*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      169      238
--------------------------------------------------------------------------------

^a For the period from February 28, 2001 (commencement of sales of Class A shares) to October 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Amount is less than $.005.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Scudder European Equity Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.42   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (.01)^b  (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (1.00)   (2.57)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (1.01)   (2.58)
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 6.41   $ 7.42
--------------------------------------------------------------------------------
Total Return (%)^c                                            (13.61)  (25.80)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          137       67
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (includes interest  3.49     2.63*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes interest   2.29     2.28*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes interest   2.25     2.25*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.12)    (.26)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      169      238
--------------------------------------------------------------------------------

^a For the period from February 28, 2001 (commencement of sales of Class B shares) to October 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Scudder European Equity Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                                       2002      2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 7.45    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   --^b,^c (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment       (1.02)    (2.54)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                            (1.02)    (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period                               $ 6.43    $ 7.45
--------------------------------------------------------------------------------
Total Return (%)^d                                           (13.69)   (25.50)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         330        94
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (includes interest 3.55      2.63*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes interest  2.29      2.28*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes interest  2.25      2.25*
expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .05      (.29)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     169       238
--------------------------------------------------------------------------------

^a For the period from February 28, 2001 (commencement of sales of Class C shares) to October 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Amount is less than $.005

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. This fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual distribution fee       Class C

                                          o A short-term redemption fee of 2.00%
                                            may apply to shares redeemed within
                                            60 days of purchase
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
--------------------------------------------------------------------------------
Class C

o Sales charge of 1.00%, charged when     o The deferred sales charge rate is
  you buy shares                            lower than those for Class B, but
                                            your shares never convert to
o  Deferred sales charge of 1.00%,          Class A, so annual expenses remain
  charged when you sell shares you          higher
  bought within the last year

o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
--------------------------------------------------------------------------------

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares

Class A shares of the fund have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment                Sales charge         Sales charge
                            as a % of offering     as a % of your
                                   price           net investment
---------------------------------------------------------------------
Up to $50,000                       5.75%               6.10%
---------------------------------------------------------------------
$50,000-$99,999                     4.50                4.71
---------------------------------------------------------------------
$100,000-$249,999                   3.50                3.63
---------------------------------------------------------------------
$250,000-$499,999                   2.60                2.67
---------------------------------------------------------------------
$500,000-$999,999                   2.00                2.04
---------------------------------------------------------------------
$1 million or more          See below and next page
---------------------------------------------------------------------

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o     reinvesting dividends or distributions

o     investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

The fund may charge a 2.00% short-term redemption fee of the net asset value of Class A shares (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the Fund for expenses directly related to redemption of Class A shares, discourage short-term investment in Class A shares and facilitate portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o     Shares acquired through reinvestment of dividends and other distributions;

o Shares of the Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

o Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to Class A shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the "first-in, first-out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares of the fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      4.00%
---------------------------------------------------------------------
Second or third year                             3.00
---------------------------------------------------------------------
Fourth or fifth year                             2.00
---------------------------------------------------------------------
Sixth year                                       1.00
---------------------------------------------------------------------
Seventh year and later         None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

  Front-end Sales Charge as a        Front-end Sales Charge as a
      % of offering price             % of your net investment
---------------------------------------------------------------------
             1.00%                              1.01%
---------------------------------------------------------------------

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                          None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have a front-end sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment         below
  check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares
Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 33
existing accounts
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      --
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them on how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by a fund's transfer agent and it has been determined that it is in "good order," it will be processed at the next share price calculated.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Because orders placed through investment providers must be forwarded to the fund's transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call
(800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

o     the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o     withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc. that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven calendar days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Class A and Class C shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B shares -- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o     reject or limit purchases for any reason

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

If the fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. If the fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Whether taken in cash or reinvested, distributions from a fund may be subject to tax. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------
Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza                                               CUSIP #:
Chicago, IL 60606-5808               SEC File Number:
www.scudder.com
e-mail info@scudder.com              European Equity Fund
Tel (800) 621-1048
                                     Class A                           61735K521

SCUDDER                              Class B                           61735K513
INVESTMENTS
                                     Class C                           61735K497
A Member of
Deustche Asset Management [LOGO]     Morgan Grenfeld Investment Trust   811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS



                               Taxable Income I
                               Classes A, B and C

                               Prospectus

--------------------------------------------------------------------------------
                               February 28, 2003
--------------------------------------------------------------------------------


                               Scudder Short Duration Fund
                               (formerly Scudder Short-Term Fixed Income Fund)




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------










Contents
--------------------------------------------------------------------------------

How the Fund Works                           How to Invest in the Fund

  4  The Fund's Main Investment               16  Choosing a Share Class
     Strategy
                                              22  How to Buy Shares
  6  The Main Risks of Investing in
     the Fund                                 23  How to Exchange or Sell Shares

  8  The Fund's Performance                   24  Policies You Should Know
     History                                      About

 10  How Much Investors Pay                   30  Understanding Distributions
                                                  and Taxes
 11  Other Policies and Risks

 12  Who Manages and Oversees
     the Fund

 14  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                                 fund number  |  434         634         734

  Scudder Short Duration Fund

  formerly Scudder Short-Term Fixed Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The fund invests in US Treasury, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.

The fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The fund may invest up to 15% of its total assets in investment grade fixed income securities rated within the fourth highest rating category. The fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not otherwise readily available for purchase. The fund may invest up to 40% of its total assets in asset-backed securities.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Merrill Lynch 1-3 Year US Treasury Index. In managing the fund, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors the managers believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Merrill Lynch 1-3 Year US Treasury Index.

Company research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The managers intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the fund is generally shorter than the stated maturity (usually about one year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 28, 2003. Performance figures before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges for Class A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short Duration Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.20
1997      6.49
1998      6.26
1999      4.20
2000      7.73
2001      6.31
2002      5.01

For the periods included in the bar chart:
Best Quarter: 3.16%, Q3 1998              Worst Quarter: 0.11%, Q4 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                                                       Since
                                         1 Year        5 Years       Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    2.13           5.31           5.55
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                          0.14           2.89           3.11
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                            0.19           2.92           3.13
--------------------------------------------------------------------------------
Class B (return before Taxes)            4.23           5.10           5.14
--------------------------------------------------------------------------------
Class C (return before Taxes)            3.19           4.89           5.00
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for
fees, expenses or taxes)**               5.76           6.40           6.59
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for
fees, expenses or taxes)**               2.02           4.73           5.11
--------------------------------------------------------------------------------

Index 1: The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

Index 2: The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range.

Effective February 28, 2003 the Merrill Lynch 1-3 Year US Treasury Index replaced the Lehman Brothers Short Treasury Index as the fund's benchmark index because the advisor believes that remaining duration neutral to the new index will provide the fund with greater flexibility to purchase securities with slightly longer maturities on a very attractive segment of the yield curve.

*  Inception date for Institutional Class was March 13, 1995.

** Index comparison begins on March 31, 1995.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as % of offering price)       2.75%          None          1.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a % of redemption proceeds)             None^1         4.00%         1.00%
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)      2.75%          4.00%         2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                              0.40%          0.40%         0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                    0.25           0.75          0.75
--------------------------------------------------------------------------------
Other Expenses^2                            0.36           0.61          0.61
--------------------------------------------------------------------------------
Total Annual Operating Expenses             1.01           1.76          1.76
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements           0.21           0.21          0.21
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^3       0.80           1.55          1.55
--------------------------------------------------------------------------------

^1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled "Choosing a Share Class -- Class A shares.")

^2 Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

^3 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees or reimburse expenses so that total expenses will not exceed 0.80% for Class A shares and 1.55% for Class B and Class C shares.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $354          $576           $815        $1,500
--------------------------------------------------------------------------------
Class B shares               558           834          1,135         1,675
--------------------------------------------------------------------------------
Class C shares               356           628          1,025         2,135
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $354          $576           $815        $1,500
--------------------------------------------------------------------------------
Class B shares               158           534            935         1,675
--------------------------------------------------------------------------------
Class C shares               256           628          1,025         2,135
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients, and as of December 31, 2002, managed approximately $90 billion in assets.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:

Fund Name                                             Fee Paid
--------------------------------------------------------------------------------
Scudder Short Duration Fund                          0.40%
--------------------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of the fund.

  Gary Bartlett                            William Lissenden
  CFA, Managing Director of Deutsche       Director of Deutsche Asset Management
  Asset Management and Lead Manager of     and Co-Manager of the fund.
  the fund.                                o   Joined the investment advisor in
  o   Joined the investment advisor            2002.
      in 1992.                             o   Prior to that, fixed income
  o   Began investment career in 1982.         strategist and director of
  o   MBA, Drexel University.                  research at Conseco Capital
                                               Management, director of fixed
  David Baldt                                  income research and product
  CFA, Managing Director of Deutsche           management at Prudential
  Asset Management and Co-Manager of           Securities, national sales
  the fund.                                    manager for fixed income
  o   Joined the investment advisor in         securities at Prudential
      1989.                                    Securities and institutional
  o   Began investment career in 1971.         sales professional at several
                                               firms including Prudential,
  Warren Davis                                 Goldman Sachs and Merrill Lynch.
  Managing Director of Deutsche Asset      o   MBA, Baruch College.
  Management and Co-Manager of the fund.
  o   Joined the investment advisor        Daniel Taylor
      in 1995.                             CFA, Director of Deutsche Asset Management
  o   Began investment career in 1985.     and Co-Manager of the fund.
  o   MBA, Drexel University.              o   Joined the investment advisor in
                                               1998.
  Thomas Flaherty                          o   Prior to that, fixed income
  Managing Director of Deutsche Asset          portfolio manager, asset-backed
  Management and Co-Manager of the fund.       securities analyst and senior
  o   Joined the investment advisor            credit analyst, CoreStates
      in 1995.                                 Investment Advisors, from 1992 to
  o   Began investment career in 1984.         1998.
                                           o   Began investment career in 1993.
  J. Christopher Gagnier
  Managing Director of Deutsche Asset      Timothy Vile
  Management and Co-Manager of the fund.   CFA, Managing Director of Deutsche
  o   Joined the investment advisor in     Asset Management and Co-Manager of
      1997.                                the fund.
  o   Prior to that, portfolio manager,    o   Joined the investment advisor in
      PaineWebber, from 1984 to 1997.          1991.
  o   Began investment career in 1979.     o   Prior to that, portfolio manager
  o   MBA, University of Chicago.              for fixed income portfolios at
                                               Equitable Capital Management.
                                           o   Began investment career in 1984.

Financial Highlights

Since there were no Class A, B or C shares issued as of the end of the fund's fiscal year, no financial highlights are available.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers another class of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 2.75% charged    o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual distribution fee
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and up
  0.25% annual shareholder servicing
  fee
================================================================================
Class C

o Sales charge of 1.00%, charged when     o The deferred sales charge rate is
  you buy shares                            lower, but your shares never convert
                                            to Class A, so annual expenses
o Deferred sales charge of 1.00%, charged   remain higher
  when you sell shares you bought within
  the last year

o 0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
================================================================================

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment        Sales charge as a %   Sales charge as a % of
                        of offering price      your net investment
---------------------------------------------------------------------
Up to $100,000               2.75%                  2.83%
---------------------------------------------------------------------
$100,000-$249,999             2.50                   2.56
---------------------------------------------------------------------
$250,000-$499,999             2.00                   2.04
---------------------------------------------------------------------
$500,000-$999,999             1.50                   1.52
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later       None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% of class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

 Front-end Sales Charge as a %    Front-end Sales Charge as a % of
       of offering price                 your net investment
---------------------------------------------------------------------
          1.00%                            1.01%
---------------------------------------------------------------------

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front charge waiver.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you

================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions

================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

not available                             o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================




--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

==================================================================================
Exchanging into another fund              Selling shares
==================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)
                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 26.
==================================================================================
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for you

==================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
==================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
==================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      not available
  fund account, call (800) 621-1048
==================================================================================
With an automatic withdrawal plan

not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
==================================================================================
On the Internet

o Go to www.scudder.com and register      not available

o Follow the instructions for making
  on-line exchanges
==================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you will generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner).
         This waiver applies only under certain conditions. Please contact your financial representative or Shareholder Services to determine if the conditions exist

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Class A and Class C shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B shares-- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

You won't be charged this CDSC if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider or if you are investing through an IRA or other individual retirement plan, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o        withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance).

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o        Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December, or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund is available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090






Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


SCUDDER
INVESTMENTS
                                          SEC File Number:

A Member of                               Scudder Short Duration Fund  811-08006
Deutsche Asset Management [LOGO]

                                                                         SCUDDER
                                                                     INVESTMENTS



                             Institutional Class


                       Prospectus


--------------------------------------------------------------------------------
                             February 28, 2003
--------------------------------------------------------------------------------
                        |
                        |    Scudder Total Return Bond Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Fund Works                       How to Invest in the Fund

  4  The Fund's Main Investment           16  Buying and Selling
     Strategy                                 Institutional Class Shares

  7  The Main Risks of Investing          20  Policies You Should Know
     in the Fund                              About

  9  The Fund's Performance               26  Understanding Distributions
     History                                  and Taxes

 10  How Much Investors Pay

 11  Other Policies and Risks

 12  Who Manages and Oversees
     the Fund

 14  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                         |   Institutional Class
                                                         |
                                            fund number  |   1727

Scudder Total Return Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks total return. Under normal conditions, the fund invests at least 80% of its assets in fixed income securities. The fund primarily invests in US dollar-denominated investment grade fixed income securities. The fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments.

The fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies. At times, the fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). The fund may purchase securities on a when-issued basis and engage in short sales.

The investment advisor employs a team approach to allocate the fund's assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. We refer to both as the investment advisor.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The investment advisor seeks to identify those securities that will offer, in its opinion, the greatest potential for capital appreciation on a three-month outlook. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o     assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for individuals who are seeking higher total returns than an investment in investment grade bond funds may provide.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund may also invest in emerging markets, these political and market risks are even higher. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other matters.

o     derivatives could produce disproportionate losses

o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund

The Fund's Performance History

Because this is a new fund, it does not have a full year of performance to report as of the date of this prospectus.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.45%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                          None
--------------------------------------------------------------------------------
Other Expenses^1                                                  0.37
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.82
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                            0.22
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2                             0.60
--------------------------------------------------------------------------------

^1 Because the fund has no operating history as of the date of this prospectus, these expenses are based on estimated amounts for the current fiscal year.

^2 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees or reimburse expenses so that total expenses will not exceed 0.60%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                           1 Year                       3 Years
--------------------------------------------------------------------------------
Institutional Class           $61                          $240
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable income.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Investment advisor

Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients, and as of December 31, 2002, managed approximately $90 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Below are the contractual rates which would be paid by the fund to the advisor as a percentage of the fund's average daily net assets:

Fund Name                                           Fee Paid
---------------------------------------------------------------------
Scudder Total Return Bond Fund                       0.45%
---------------------------------------------------------------------

The portfolio managers

The following portfolio managers are responsible for the day-to-day management of the fund's investments.


Gary Bartlett                               William Lissenden
CFA, Managing Director of Deutsche Asset    Director of Deutsche Asset
Management and Lead Manager of the fund.    Management and Co-Manager of the
 o Joined the investment advisor in         fund.
   1992.                                     o Joined the investment advisor in
 o Began investment career in 1982.            2002.
 o MBA, Drexel University.                   o Prior to that, fixed income
                                               strategist and director of
David Baldt                                    research at Conseco Capital
CFA, Managing Director of Deutsche Asset       Management, director of fixed
Management and Co-Manager of the fund.         income research and product
 o Joined the investment advisor in            management at Prudential
   1989.                                       Securities, national sales
 o Began investment career in 1971.            manager for fixed income
                                               securities at Prudential
Warren Davis                                   Securities and institutional
Managing Director of Deutsche Asset            sales professional at several
Management and Co-Manager of the fund.         firms including Prudential,
 o Joined the investment advisor in            Goldman Sachs and Merrill Lynch.
   1995.                                     o MBA, Baruch College.
 o Began investment career in 1985.
 o MBA, Drexel University.                  Daniel Taylor
                                            CFA, Director of Deutsche Asset
Thomas Flaherty                             Management and Co-Manager of
Managing Director of Deutsche Asset         the fund.
Management and Co-Manager of the fund.       o Joined the investment advisor in
 o Joined the investment advisor in            1998.
   1995.                                     o Prior to that, fixed income
 o Began investment career in 1984.            portfolio manager, asset-backed
                                               securities analyst and senior
J. Christopher Gagnier                         credit analyst, CoreStates
Managing Director of Deutsche Asset            Investment Advisors, from 1992
Management and Co-Manager of the fund.         to 1998.
 o Joined the investment advisor in          o Began investment career in 1993.
   1997.
 o Prior to that, portfolio manager,        Timothy Vile
   PaineWebber, from 1984 to 1997.          CFA, Managing Director of Deutsche
 o Began investment career in 1979.         Asset Management and Co-Manager of
 o MBA, University of Chicago               the fund.
                                             o Joined the investment advisor in
                                               1991.
                                             o Prior to that, portfolio manager
                                               for fixed income portfolios at
                                               Equitable Capital Management.
                                             o Began investment career in 1984.

Financial Highlights

Because this is a new fund which has not yet commenced operations, it does not have financial information to report as of the date of this prospectus.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial representative"). Contact them for details on how to enter and pay for your order. The fund's investment advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the fund. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o     An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o     A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o     Employee benefit plans with assets of at least $50 million.

o     Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL:             Complete and sign the account application that
                  accompanies this prospectus. (You may obtain
                  additional applications by calling the transfer
                  agent.) Mail the completed application along with
                  a check payable to the fund you have selected to
                  the transfer agent. Be sure to include the fund
                  number. (For fund numbers, see below.) The
                  addresses are shown under "How to contact the
                  Transfer Agent."
---------------------------------------------------------------------
WIRE:             Call the transfer agent to set up a wire account.
---------------------------------------------------------------------
FUND NAME         Scudder Total Return Bond Fund -- Institutional
AND FUND          Class -- 1727
NUMBER
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number on your check. (For fund numbers, see "How to open your fund account.") The addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call Shareholder Services at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) on the next business day following your purchase.

---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             (fund name and number)
                    (See "How to open your fund account.")
---------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial representative or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial representative or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund does have another share class, which is described in a separate prospectuses and which has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you will generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Institutional class shares -- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------    = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund don't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o     Income dividends: accrued daily and paid monthly.

o Short-term and long-term capital gains: November or December, or otherwise as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

To Get More Information

Shareholder reports--These include commentary from the fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------


Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


SCUDDER
INVESTMENTS                                                               CUSIP#
                                   Scudder Total Return Bond Fund --
A Member of                        Institutional Class:                61735K554
Deustche Asset Management [LOGO]   Morgan Grenfell Investment Trust     811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS



                             Premier Class


                        Prospectus

--------------------------------------------------------------------------------
                             February 28, 2003
--------------------------------------------------------------------------------
                         |
                         |   Scudder Total Return Bond Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Fund Works                           How to Invest in the Fund

  4  The Fund's Main Investment               16  Buying and Selling Premier
     Strategy                                     Class Shares

  7  The Main Risks of Investing              19  Policies You Should Know
     in the Fund                                  About

  9  The Fund's Performance                   25  Understanding Distributions
     History                                      and Taxes

 10  How Much Investors Pay

 11  Other Policies and Risks

 12  Who Manages and Oversees
     the Fund

 14  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                              |   Premier Class
                                                              |
                                                 fund number  |   1726

Scudder Total Return Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks total return. Under normal conditions, the fund invests at least 80% of its assets in fixed income securities. The fund primarily invests in US dollar-denominated investment grade fixed income securities. The fund's assets may be allocated among fixed income securities of foreign issuers, high yield bonds of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments.

The fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies. At times, the fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). The fund may purchase securities on a when-issued basis and engage in short sales.

The investment advisor employs a team approach to allocate the fund's assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. We refer to both as the investment advisor.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class are described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor considers macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The investment advisor seeks to identify those securities that will offer, in its opinion, the greatest potential for capital appreciation on a three-month outlook. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o     assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking higher total returns than an investment in investment grade bond funds may provide.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund may also invest in emerging markets, these political and market risks are even higher. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other matters.

o     derivatives could produce disproportionate losses

o short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the fund

The Fund's Performance History

Because this is a new fund, it does not have a full year of performance to report as of the date of this prospectus.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.45%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                          None
--------------------------------------------------------------------------------
Other Expenses^1                                                  0.33
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.78
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                            0.33
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses^2                             0.45
--------------------------------------------------------------------------------

^1 Because the fund has no operating history as of the date of this prospectus, these expenses are based on estimated amounts for the current fiscal year.

^2 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees or reimburse expenses so that total expenses will not exceed 0.45%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                           1 Year                       3 Years
--------------------------------------------------------------------------------
Institutional Class           $46                          $216
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2002, managed approximately $90 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Below are the contractual rates which would be paid by the fund to the advisor, as a percentage of the fund's average daily net assets:

Fund Name                                           Fee Paid
---------------------------------------------------------------------
Scudder Total Return Bond Fund                       0.45%
---------------------------------------------------------------------

The portfolio managers

The following portfolio managers are responsible for the day-to-day management of the fund's investments.


Gary Bartlett                               William Lissenden
CFA, Managing Director of Deutsche Asset    Director of Deutsche Asset
Management and Lead Manager of the fund.    Management and Co-Manager of the
 o Joined the investment advisor in         fund.
   1992.                                     o Joined the investment advisor in
 o Began investment career in 1982.            2002.
 o MBA, Drexel University.                   o Prior to that, fixed income
                                               strategist and director of
David Baldt                                    research at Conseco Capital
CFA, Managing Director of Deutsche Asset       Management, director of fixed
Management and Co-Manager of the fund.         income research and product
 o Joined the investment advisor in            management at Prudential
   1989.                                       Securities, national sales
 o Began investment career in 1971.            manager for fixed income
                                               securities at Prudential
Warren Davis                                   Securities and institutional
Managing Director of Deutsche Asset            sales professional at several
Management and Co-Manager of the fund.         firms including Prudential,
 o Joined the investment advisor in            Goldman Sachs and Merrill Lynch.
   1995.                                     o MBA, Baruch College.
 o Began investment career in 1985.
 o MBA, Drexel University.                  Daniel Taylor
                                            CFA, Director of Deutsche Asset
Thomas Flaherty                             Management and Co-Manager of
Managing Director of Deutsche Asset         the fund.
Management and Co-Manager of the fund.       o  Joined the investment advisor in
 o Joined the investment advisor in             1998.
   1995.                                     o  Prior to that, fixed income
 o Began investment career in 1984.             portfolio manager, asset-backed
                                                securities analyst and senior
J. Christopher Gagnier                          credit analyst, CoreStates
Managing Director of Deutsche Asset             Investment Advisors, from 1992
Management and Co-Manager of the fund.          to 1998.
 o Joined the investment advisor in          o  Began investment career in 1993.
   1997.
 o Prior to that, portfolio manager,        Timothy Vile
   PaineWebber, from 1984 to 1997.          CFA, Managing Director of Deutsche
 o Began investment career in 1979.         Asset Management and Co-Manager of
 o MBA, University of Chicago               the fund.
                                             o Joined the investment advisor in
                                               1991.
                                             o Prior to that, portfolio manager
                                               for fixed income portfolios at
                                               Equitable Capital Management.
                                             o Began investment career in 1984.

Financial Highlights

Because this is a new fund which has not yet commenced operations, it does not have financial information to report as of the date of this prospectus.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Premier Class Shares

You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial representative"). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The fund's advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the fund. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Investment minimums

Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

How to contact the Transfer Agent

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to Scudder Total Return
                    Bond Fund -- Premier Class -- 1726 to Scudder Investments Service Company. The addresses are shown under "How to contact the Transfer
                    Agent."
---------------------------------------------------------------------
WIRE:               Call the transfer agent to set up a wire
                    account.
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder Total Return Bond Fund Premier Class -- 1726," to the transfer agent. The addresses are shown above under "How to contact the Transfer Agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call Shareholder Services at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) on the next business day following your purchase.

---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder Total Return Bond Fund -- Premier Class
                    -- 1726
---------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial representative or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial representative or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Premier Class. The fund does have another share class, which is described in a separate prospectus and which has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you will generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Premier class shares -- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------    = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o     Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable, whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


--------------------------------------------------------------------------------


Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090





Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER
INVESTMENTS                         SEC File Number:
                                    Scudder Total Return Fund--
A Member of                         Premier Class                      61735K547
Deustche Asset Management [LOGO]    Morgan Grenfell Investment Trust    811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS



                             Core Global/International Funds III
                             Classes A, B and C

                     Prospectus

--------------------------------------------------------------------------------
                               February 28, 2003
--------------------------------------------------------------------------------
                         |
                         |     Scudder International Equity Fund
                         |
                         |     Scudder International Select Equity Fund




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------








Contents

--------------------------------------------------------------------------------

   How the Funds Work                       How to Invest in the Funds

     4  Scudder International Equity         30  Choosing a Share Class
        Fund
                                             36  How to Buy Shares
    12  Scudder International Select
        Equity Fund                          37  How to Exchange or Sell Shares

    18  Other Policies and Secondary         38  Policies You Should Know
        Risks                                    About

    20  Who Manages and Oversees             46  Understanding Distributions
        the Funds                                and Taxes

    23  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                               ticker symbol  |  DBAIX       DBBIX       DBCIX

                               fund number    |  420         620         720

  Scudder International Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio managers' investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the fund normally holds. But the portfolio managers' process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.

The Main Risks of Investing in the Fund



There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Portfolio's portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

o its rate of price appreciation begins to trail that of its national stock index;

o the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

o the stock's price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. The portfolio managers seek to minimize this risk by actively managing the currency exposure of the Portfolio.

In an effort to reduce these foreign stock market risks, the portfolio managers diversify the fund's investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the portfolio managers carefully limit and balance the Portfolio's commitment to these markets.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o        the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 29, 2001. In the bar chart, the performance figures for Class A before that date reflect the historical performance of the fund's original share class (Investment Class), which has the same total annual operating expenses as Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Investment Class adjusted to reflect the higher gross total annual operating expenses of Class B and C and the current applicable sales charges of Class A, B and C. Investment Class shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1993       37.38
1994        4.11
1995       16.10
1996       21.32
1997       17.37
1998       20.82
1999       32.22
2000      -20.16
2001      -25.47
2002      -17.05

For the periods included in the bar chart:
Best Quarter: 32.05%, Q4 1999             Worst Quarter: -19.28%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns* (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    -21.82          -6.47          5.40
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -21.84          -5.83          5.27
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 -15.61          -4.91          4.46
--------------------------------------------------------------------------------
Class B (Return before Taxes)            -20.22          -6.22          5.25
--------------------------------------------------------------------------------
Class C (Return before Taxes)            -18.59          -6.23          5.14
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                 -15.94          -2.89          4.00
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn't been reduced.








--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                     Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        5.75%        4.00%        2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)            5.75%        None         1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (as % of redemption proceeds)          None*        4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets**
--------------------------------------------------------------------------------
Management Fee                                0.65%        0.65%        0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25         0.75         0.75
--------------------------------------------------------------------------------
Other Expenses***                             1.04         1.29         1.29
--------------------------------------------------------------------------------
Total Annual Operating Expenses               1.94         2.69         2.69
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements        0.44         0.44         0.44
--------------------------------------------------------------------------------
Net Annual Operating Expenses+                1.50         2.25         2.25
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Annual operating expenses reflect the expenses of both the fund and the Portfolio, the master fund in which the fund invests its assets.

*** Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

+ The advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses of the fund and the Portfolio through February 28, 2004 to the extent necessary to maintain the fund's expense ratio at the levels indicated as "Net Annual Operating Expenses."

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $719        $1,109         $1,523         2,676
--------------------------------------------------------------------------------
Class B shares                628         1,094          1,586         2,642
--------------------------------------------------------------------------------
Class C shares                426           886          1,472         3,060
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $719        $1,109         $1,523        $2,676
--------------------------------------------------------------------------------
Class B shares                228           794          1,386         2,642
--------------------------------------------------------------------------------
Class C shares                326           886          1,472         3,060
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                               ticker symbol  |  DBISX       DBIBX       DBICX

                               fund number    |  499         699         799

  Scudder International Select Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

The fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFER Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE(R) Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the managers set a target price objective (the managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. The portfolio managers may seek to minimize this risk by actively managing the currency exposure of the fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 28, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Institutional Class shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Select Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996        9.96
1997        0.19
1998       23.09
1999       88.24
2000      -14.28
2001      -16.42
2002      -14.27

For the periods included in the bar chart:
Best Quarter: 42.69%, Q4 1999             Worst Quarter: -18.29%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                                                       Since
                                          1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    -19.20           5.31          6.61
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -19.21           4.90          5.73
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 -13.94           3.99          5.05
--------------------------------------------------------------------------------
Class B (Return before Taxes)            -17.56           5.44          6.53
--------------------------------------------------------------------------------
Class C (Return before Taxes)            -15.96           5.41          6.40
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)**               -15.94          -2.89         -0.10
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

*  Institutional Class commenced operations on May 15, 1995.

** Index comparison begins on May 31, 1995.

Total returns would have been lower if operating expenses hadn't been reduced.









--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)      5.75%        4.00%        2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)          5.75%        None         1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (as % of redemption
proceeds)                                   None*        4.00%        1.00%
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
redeemed, if applicable)+                   2.00%        None         None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                              0.70%        0.70%        0.70%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.25         0.75         0.75
--------------------------------------------------------------------------------
Other Expenses**                            0.47         0.72         0.72
--------------------------------------------------------------------------------
Total Annual Operating Expenses++           1.42         2.17         2.17
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

+ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

++ The advisor and administrator of the fund have contractually agreed, for the 16 month period from the fund's fiscal year-end of October 31, 2002, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50% for Class A and 2.25% for Class B and C shares. This waiver excludes interest charges on fund borrowing.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described on the previous page. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $711          $998         $1,307         2,179
--------------------------------------------------------------------------------
Class B shares                620           979          1,364         2,139
--------------------------------------------------------------------------------
Class C shares                418           772          1,253         2,578
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $711          $998         $1,307        $2,179
--------------------------------------------------------------------------------
Class B shares                220           679          1,164         2,139
--------------------------------------------------------------------------------
Class C shares                318           772          1,253         2,578
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o The funds may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary Risks

Pricing risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that the fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Scudder International Equity Fund

The fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, New York 10017, acts as the master portfolio's investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.

Investment Subadvisor for Scudder International Equity Fund

On July 30, 2002, the shareholders to the master portfolio voted to approve Deutsche Asset Management Investment Services Ltd. ("DeAMIS") as the subadvisor for the master portfolio.

As subadvisor, DeAMIS makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder International Select Equity Fund

DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. The fund's investment advisor makes the fund's investment decisions. The fund's investment advisor buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder International Equity Fund                        0.54%
---------------------------------------------------------------------
Scudder International Select Equity Fund                 0.70%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder International Equity Fund         Stuart Kirk
Scudder International Select Equity Fund  Vice President, Deutsche Asset
                                          Management and Co-Manager of the fund.
  Alexander Tedder                         o Joined the investment advisor in
  Managing Director, Deutsche Asset          1995.
  Management and Lead Manager of the       o Over seven years of investment
  fund.                                      industry experience.
   o Head of EAFE Equity Portfolio         o Global Equity Analyst for business
     Selection team.                         services and transport sector:
   o Joined the investment advisor in        London.
     1994.                                 o MA from Cambridge University.
   o Prior to that, was a European
     analyst (1990-1994) and              Marc Slendebroek
     representative (1992-1994) for       Director, Deutsche Asset Management
     Schroders.                           and Co-Manager of the fund.
   o 14 years of investment experience.    o Joined the investment advisor in
   o Fluent in German, French, Italian       1994.
     and Spanish.                          o Portfolio manager of the EAFE
   o Masters in Economics and Business       Equities: London.
     Administration from Freiburg          o Previously equity analyst at
     University.                             Kleinwort Benson Securities and at
                                             Enskilda Securities.
  Clare Gray                               o Fluent in English, Dutch, German,
  CFA, Director, Deutsche Asset              Swedish and Norwegian.
  Management and Co-Manager of the fund.   o MA from University of Leiden,
   o Joined the investment advisor in        Netherlands.
     1993.
   o Over ten years of investment
     industry experience.
   o BS, Cornell University.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the last page).

Scudder International Equity  Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.28   $11.05
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 .03^b     (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (1.30)   (1.76)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (1.27)   (1.77)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.01)       --
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 8.00   $ 9.28
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                         (13.68)  (16.02)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             5        9
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (including
expenses of the International Equity Portfolio)                 1.94     1.73*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (including expenses
of the International Equity Portfolio)                          1.50     1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .34     (.44)*
--------------------------------------------------------------------------------

^a    For the period June 29, 2001 (commencement of sales) to October 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d    Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized

Scudder International Equity  Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.33   $11.13
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (.04)^b  (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (1.31)   (1.76)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (1.35)   (1.80)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.01)       --
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.97   $ 9.33
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                         (14.35)  (16.17)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .4       .4
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (including
expenses of the International Equity Portfolio)                 2.69     2.48*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (including
expenses of the International Equity Portfolio)                 2.25     2.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.41)   (1.19)*
--------------------------------------------------------------------------------

^a For the period June 29, 2001 (commencement of sales) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

Scudder International Equity  Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002      2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.15    $10.92
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (.04)^b   (.09)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (1.27)    (1.68)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (1.31)    (1.77)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.01)       --
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.83    $ 9.15
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                         (14.20)   (16.21)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .1        .3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (including
expenses of the International Equity Portfolio)                 2.69      2.48*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (including
expenses of the International Equity Portfolio)                 2.25      2.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.41)    (1.19)*
--------------------------------------------------------------------------------

^a For the period June 29, 2001 (commencement of sales) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

Scudder International Select Equity  Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.19   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   .03^b   (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         (.66)   (1.80)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              (.63)   (1.81)
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.56   $ 8.19
--------------------------------------------------------------------------------
Total Return (%)                                               (7.69)  (18.10)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          796      484
--------------------------------------------------------------------------------
Ratio of expenses (includes interest expense paid by the Fund)
(%)                                                             1.42     1.41*
--------------------------------------------------------------------------------
Ratio of expenses (excludes interest expense paid by the Fund)
(%)                                                             1.41     1.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .34     (.15)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      178      220
--------------------------------------------------------------------------------

^a For the period February 28, 2001 (commencement of sales of Class A shares) to October 31, 2001.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

Scudder International Select Equity  Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.11   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (.02)^b  (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         (.67)   (1.87)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              (.69)   (1.89)
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.42   $ 8.11
--------------------------------------------------------------------------------
Total Return (%)                                               (8.51)  (18.90)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          278       80
--------------------------------------------------------------------------------
Ratio of expenses (includes interest expense paid by the
Fund) (%)                                                       2.17     2.16*
--------------------------------------------------------------------------------
Ratio of expenses (excludes interest expense paid by the
Fund) (%)                                                       2.16     2.15*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.25)    (.43)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      178      220
--------------------------------------------------------------------------------

^a For the period February 28, 2001 (commencement of sales of Class B shares) to October 31, 2001.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

Scudder International Select Equity  Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.11   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (.09)^b  (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         (.60)   (1.87)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              (.69)   (1.89)
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.42   $ 8.11
--------------------------------------------------------------------------------
Total Return (%)                                               (8.51)  (18.90)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          642      105
--------------------------------------------------------------------------------
Ratio of expenses (includes interest expense paid by the
Fund) (%)                                                       2.17     2.16*
--------------------------------------------------------------------------------
Ratio of expenses (excludes interest expense paid by the
Fund) (%)                                                       2.16     2.15*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.13)    (.53)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      178      220
--------------------------------------------------------------------------------

^a For the period February 28, 2001 (commencement of sales of Class C shares) to October 31, 2001.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

In this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual distribution fee       Class C

                                          o In the case of Scudder International
                                            Select Equity Fund, a short-term
                                            redemption fee of 2.00% may apply to
                                            shares redeemed within 60 days of
                                            purchase
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A six years after purchase,
                                            which means lower annual expenses
o 0.75% annual distribution fee and         going forward
  0.25% shareholder servicing fee
================================================================================
Class C

o Sales charge of 1.00%, charged when     o The deferred sales charge rate is
  you buy shares                            lower, but your shares never convert
                                            to Class A, so annual expenses
o Deferred sales charge of 1.00%,           remain higher
  charged when you sell shares you
  bought within the last year

o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
================================================================================

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares


Class A shares have a 12b-1 plan, under which a distribution fee of 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

                                                  Sales charge as a
                         Sales charge as a % of     % of your net
Your investment             offering price           investment
---------------------------------------------------------------------
Up to $50,000                    5.75                    6.10
---------------------------------------------------------------------
$50,000-$99,999                  4.50                    4.71
---------------------------------------------------------------------
$100,000-$249,999                3.50                    3.63
---------------------------------------------------------------------
$250,000-$499,999                2.60                    2.67
---------------------------------------------------------------------
$500,000-$999,999                2.00                    2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o     reinvesting dividends or distributions

o     investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares


Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have an up-front sales charge of 1.00%. This up-front sales charge does not apply to reinvested dividends or distributions.

  Front-end Sales Charge as a        Front-end Sales Charge as a
      % of offering price             % of your net investment
---------------------------------------------------------------------
             1.00%                              1.01%
---------------------------------------------------------------------

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                          None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial representative        o Contact your representative using
                                            the method that's most convenient
o Contact your representative using the     for you
  method that's most convenient for you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment          below
  check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

--                                        o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

--                                        o Call Shareholder Services at
                                            (800) 621-1048 to register

                                          o Follow the instructions at
                                            www.scudder.com for buying shares
                                            with money from your bank account
================================================================================



--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 40
existing accounts
================================================================================
Through a financial representative        o Contact your representative by the
                                            method that's most convenient for
o Contact your representative by the        you
  method that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions

================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:
                                          Write a letter that includes:
o the fund, class and account number
  you're exchanging out of                o the fund, class and account number
                                            from which you want to sell shares
o the dollar amount or number of shares
  you want to exchange                    o the dollar amount or number of
                                            shares you want to sell
o the name and class of the fund you
  want to exchange into                   o your name(s), signature(s) and
                                            address, as they appear on your
o your name(s), signature(s) and            account
  address, as they appear on your
  account                                 o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call Shareholder Services at           --
  (800) 621-1048 to register

o Follow the instructions at
  www.scudder.com for making on-line
  exchanges
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Each fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or internet based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

There are certain cases in which you may be exempt from a CDSC. These include:

o     the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o     withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

The Scudder International Select Equity Fund may charge a 2.00% short-term redemption fee of the net asset value of Class A shares (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the fund for expenses directly related to the redemption of Class A shares, discourage short-term investment in Class A shares and facilitate portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o     Shares acquired through reinvestment of dividends and other distributions;

o Shares of the fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

o Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to Class A shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the "first-in, first-out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

How the funds calculate share price

The price at which you buy shares is as follows:

Class A and Class C shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B shares -- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the value of Class A shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the funds invest in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in a Scudder fund or in any case, where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o     reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to their shareholders annually, usually in December and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without a cales charge. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
 ---------------------------------------------------------------------
 o short-term capital gains from selling fund shares
 ---------------------------------------------------------------------
 o taxable income dividends you receive from a fund
 ---------------------------------------------------------------------
 o short-term capital gains distributions you receive from a fund
 ---------------------------------------------------------------------

 Generally taxed at capital gains rates
 ---------------------------------------------------------------------
 o long-term capital gains from selling fund shares
 ---------------------------------------------------------------------
 o long-term capital gains distributions you receive from a fund
 ---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays. If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090






Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


SCUDDER                             SEC File Numbers:                    11-4760
INVESTMENTS                         International Equity Fund
                                    BT Investment Funds
A Member of                         International Select Equity Fund
Deustche Asset Management [LOGO]    Morgan Grenfell Investment Trust   811-80086

                                                                         SCUDDER
                                                                     INVESTMENTS




                               Institutional Class


                          Prospectus

--------------------------------------------------------------------------------
                               February 28, 2003
--------------------------------------------------------------------------------
                           |
                           |   Scudder International Equity Fund
                           |   Class I, Class II
                           |
                           |   Scudder International Select Equity Fund




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

How the Funds Work                           How to Invest in the Funds

  4  Scudder International Equity             27  Buying and Selling
     Fund -- Institutional Class I                Institutional Class Shares
     and Class II
                                              31  Policies You Should Know
 11  Scudder International Select                 About
     Equity Fund -- Institutional
     Class                                    37  Understanding Distributions
                                                  and Taxes
 18  Other Policies and Secondary
     Risks

 20  Who Manages and Oversees
     the Funds

 23  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                               | Institutional Class I  | Institutional Class II
                               |                        |
                 ticker symbol | BEIIX                  | BEITX
                   fund number | 520                    | 525

Scudder International Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFER Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio managers' investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the fund normally holds. But the portfolio managers' process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Portfolio's portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

o its rate of price appreciation begins to trail that of its national stock index;

o the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

o the stock's price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the managers' estimate of its value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. The portfolio managers seek to minimize this risk by actively managing the currency exposure of the Portfolio.

In an effort to reduce these foreign stock market risks, the portfolio managers diversify the fund's investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the portfolio managers carefully limit and balance the Portfolio's commitment to these markets.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o     the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class I shares has varied from year to year, which may give some idea of risk, for each full calendar year since the inception date for Class I and Class II, April 1, 1997. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class I only and will vary for Class II. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year             Institutional Class I
--------------------------------------------------------------------------------

        1998       21.91
        1999       32.95
        2000      -19.67
        2001      -24.94
        2002      -16.74


For the periods included in the bar chart:
Best Quarter: 32.28%, Q4 1999             Worst Quarter: -19.12%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                                                      Since
                                        1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Institutional Class I
--------------------------------------------------------------------------------
  Return before Taxes                  -16.74          -4.04          -1.22
--------------------------------------------------------------------------------
  Return after Taxes on                -18.90          -4.88          -1.97
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 -9.99          -3.25          -1.04
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Institutional Class II
--------------------------------------------------------------------------------
  Return before Taxes                  -16.83          -4.08          -1.25
--------------------------------------------------------------------------------
Index (reflects no deduction for       -15.94          -2.89          -1.95
fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

* Each class commenced operations on April 1, 1997.

** Index comparison begins on March 31, 1997.

Total returns would have been lower if operating expenses hadn't been reduced.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                       Class I            Class II
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from             None                None
your investment
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from
fund assets^1
--------------------------------------------------------------------------------
Management Fee                                   0.65%               0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         None                None
--------------------------------------------------------------------------------
Other Expenses                                   0.60                0.90
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  1.25                1.55
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements           0.30^2              0.30^3
--------------------------------------------------------------------------------
Net Annual Operating Expenses                    0.95                1.25
--------------------------------------------------------------------------------

^1 Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.

^2 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees and reimburse expenses so that total expenses will not exceed 0.95%.

^3 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class I        $97           $367           $657        $1,485
--------------------------------------------------------------------------------
Institutional Class II       127            460            816         1,820
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         |   Institutional Class
                                                         |
                                          ticker symbol  |   MGINX
                                            fund number  |   559

Scudder International Select Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

The fund primarily invests in the countries that make up the MSCI EAFER Index. The MSCI EAFER Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFER Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFER Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFER Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the managers set a target price objective (the managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the managers' estimate of its value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. The portfolio managers may seek to minimize this risk by actively managing the currency exposure of the fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Select Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Institutional Class
--------------------------------------------------------------------------------

      1996       10.31
      1997        0.51
      1999       23.49
      1999       88.85
      2000      -14.01
      2001      -16.52
      2002      -14.13


For the periods included in the bar chart:
Best Quarter: 42.80%, Q4 1999             Worst Quarter: -18.16%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                                                       Since
                                          1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                    -14.13           7.53          8.30
--------------------------------------------------------------------------------
  Return after Taxes on Distributions    -14.25           6.36          6.92
--------------------------------------------------------------------------------
  Return after Taxes on                   -8.63           5.88          6.45
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deduction for         -15.94          -2.89         -0.10
fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

* The fund commenced operations on May 15, 1995.

** Index comparison begins on May 31, 1995.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                  None
(as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge                          None
(as % of redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                                           2.00%
(as a % of the amount redeemed, if applicable)^1
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                    0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                         None
--------------------------------------------------------------------------------
Other Expenses                                                    0.47
--------------------------------------------------------------------------------
Total Annual Operating Expenses^2                                 1.17
--------------------------------------------------------------------------------

^1 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

^2 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees and reimburse expenses so that total expenses will not exceed 1.25%. This waiver excludes interest charges on fund borrowing.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at the rate described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class         $119           $372           $644        $1,420
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable income.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that the fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

Investment advisor

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche
Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Scudder International Equity Fund

The fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, New York 10017, acts as the master portfolio's investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.

Investment Subadvisor for Scudder International Equity Fund

On July 30, 2002, the shareholders to the master portfolio voted to approve Deutsche Asset Management Investment Services Ltd. ("DeAMIS") as the subadvisor for the master portfolio.

As subadvisor, DeAMIS makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder International Select Equity Fund

DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. The fund's investment advisor makes the fund's investment decisions. The fund's investment advisor buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder International Equity Fund                        0.54%
---------------------------------------------------------------------
Scudder International Select Equity Fund                 0.70%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder International Equity Fund           Stuart Kirk
Scudder International Select Equity Fund    Vice President, Deutsche Asset
                                            Management and Co-Manager of the
  Alexander Tedder                          fund.
  Managing Director, Deutsche Asset          o Joined the investment advisor in
  Management and Lead Manager of the           1995.
  fund.                                      o Over seven years of investment
   o Head of EAFE Equity Portfolio             industry experience.
     Selection team.                         o Global Equity Analyst for
   o Joined the investment advisor in          business services and transport
     1994.                                     sector: London.
   o Prior to that, was a European           o MA from Cambridge University.
     analyst (1990-1994) and
     representative (1992-1994) for         Marc Slendebroek
     Schroders.                             Director, Deutsche Asset Management
   o 14 years of investment experience.     and Co-Manager of the fund.
   o Fluent in German, French, Italian       o Joined the investment advisor in
     and Spanish.                              1994.
   o Masters in Economics and Business       o Portfolio manager of the EAFE
     Administration from Freiburg              Equities: London.
     University.                             o Previously equity analyst at
                                               Kleinwort Benson Securities and
  Clare Gray                                   at Enskilda Securities.
  CFA, Director, Deutsche Asset              o Fluent in English, Dutch,
  Management and Co-Manager of the fund.       German, Swedish and Norwegian.
   o Joined the investment advisor in        o MA from University of Leiden,
     1993.                                     Netherlands.
   o Over ten years of investment
     industry experience.
   o BS, Cornell University.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder International Equity Fund -- Institutional Class I

--------------------------------------------------------------------------------
 Years Ended October 31,      2002     2001     2000   1999^a    1999^b   1998^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning  $10.09   $14.09   $14.58 $13.94    $11.89   $12.24
of period
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income
  (loss)                       .09^c    .11      .09   (.01)      .09      .10
--------------------------------------------------------------------------------
  Net realized and           (1.40)   (4.03)     .24    .65      2.06     (.45)
  unrealized gain (loss) on
  investment transactions
--------------------------------------------------------------------------------
  Total from investment      (1.31)   (3.92)     .33    .64      2.15     (.35)
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.16)    (.08)    (.82)    --      (.10)      --
--------------------------------------------------------------------------------
Net asset value, end of     $ 8.62   $10.09   $14.09 $14.58    $13.94   $11.89
period
--------------------------------------------------------------------------------
Total Return (%)^d          (13.28)  (27.92)    1.43   4.67**   17.99    (2.86)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period      216      392      606    922       884      556
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before      1.25     1.23     1.25   1.23*     1.20     1.27
expense reductions
(including expenses of the
International Equity
Portfolio)
--------------------------------------------------------------------------------
Ratio of expenses after        .95      .95      .95    .95*      .95      .95
expense reductions
(including expenses of the
International Equity
Portfolio)
--------------------------------------------------------------------------------
Ratio of net investment        .89      .85      .39   (.38)*     .77     1.40
income (loss) (%)
--------------------------------------------------------------------------------

^a On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

^b    For the years ended September 30.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Scudder International Equity Fund -- Institutional Class II

--------------------------------------------------------------------------------
 Years Ended              2002     2001      2000     1999^a     1999^b   1998^b
 October 31,
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $10.10   $14.13    $14.67   $14.02     $12.01   $12.25
beginning of period
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income
  (loss)
--------------------------------------------------------------------------------
  Net realized and       (1.40)   (4.06)      .18      .70       2.10     (.38)
  unrealized gain
  (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment  (1.34)   (3.96)      .27      .65       2.12     (.24)
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income   (.09)    (.07)     (.81)      --       (.11)       --
--------------------------------------------------------------------------------
Net asset value, end of $ 8.67   $10.10    $14.13   $14.67     $14.02   $12.01
period
--------------------------------------------------------------------------------
Total Return (%)^d      (13.45)  (28.16)     1.12     4.64**    17.69    (1.96)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of          27      115       235      160        149        9
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses         1.55     1.53      1.45     1.56*      1.56     1.11
before expense
reductions (including
expenses of the
International Equity
Portfolio)
--------------------------------------------------------------------------------
Ratio of expenses after   1.25     1.25      1.25     1.25*      1.25      .75
expense reductions
(including expenses of
the International
Equity Portfolio)
--------------------------------------------------------------------------------
Ratio of net investment    .59      .48       .65     (.68)*      .61     1.89
income (loss) (%)
--------------------------------------------------------------------------------

^a On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

^b    For the years ended September 30.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Scudder International Select Equity Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999    1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $14.45   $21.50   $18.10  $12.02  $11.62
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)           .12^a    .08     (.85)   (.09)    .12
--------------------------------------------------------------------------------
  Net realized and unrealized gain     (1.21)   (5.14)    4.57    6.91     .90
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     (1.09)   (5.06)    3.72    6.82    1.02
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.01)      --     (.04)   (.07)   (.23)
--------------------------------------------------------------------------------
  Net realized gains on investment        --    (1.99)    (.28)   (.67)   (.39)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.01)   (1.99)    (.32)   (.74)   (.62)
--------------------------------------------------------------------------------
Net asset value, end of period        $13.35   $14.45   $21.50  $18.10  $12.02
--------------------------------------------------------------------------------
Total Return (%)                       (7.55)  (25.57)   20.68   59.39^b  9.28^b
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             68,548   65,548   55,043  61,577   5,419
($ thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.17     1.16      .96    2.21    2.89
reductions (includes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.17     1.16      .96      --      --
reductions (includes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.16     1.15      .96     .90     .90
reductions (excludes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income           .80      .36     (.16)    .52     .92
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              178      220      233     239     127
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial representative"). Contact them for details on how to enter and pay for your order. Each fund's investment advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o     An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o     A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000.( $5,000,000 for Scudder International Equity Fund, Institutional Class I) There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o     Employee benefit plans with assets of at least $50 million.

o     Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------
MAIL:             Complete and sign the account application that
                  accompanies this prospectus. (You may obtain
                  additional applications by calling the transfer
                  agent.) Mail the completed application along with
                  a check payable to the fund you have selected to
                  the transfer agent. Be sure to include the fund
                  number. (For fund numbers, see below.) The
                  applicable addresses are shown under "How to
                  contact the Transfer Agent."
---------------------------------------------------------------------
WIRE:             Call the transfer agent to set up a wire account.
---------------------------------------------------------------------
FUND NAME         Scudder International Equity Fund -- Institutional
AND FUND          Class I -- 520
NUMBER            Scudder Institutional Equity Fund-- Institutional
                  Class II-- 525
                  Scudder International Select Equity Fund--
                  Institutional Class-- 559
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number on your check. (For fund numbers, see "How to open your fund account.") The applicable addresses are shown above under "How to contact the Transfer Agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. ($5,000,000 in the care of Scudder International Equity Fund, Institutional Class I) Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call Shareholder Services at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) on the next business day following your purchase.

---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             (fund name and number)
                    (See `How to open your fund account.')
---------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial representative or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial representative or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Institutional Classes. Each fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The funds accept payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Short-term redemption fee

The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o     Shares acquired through reinvestment of dividends and other distributions;

o Shares of the fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

o Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Scudder International Select Equity Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the funds calculate share price

The price at which you buy shares is as follows:

Institutional Class shares -- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the value of Institutional Class shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the funds invest in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 ($5,000,000 for Scudder International Equity Fund Institutional Class I) for any reason other than a change in market value

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

o     reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to their shareholders annually, usually in December and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays. If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------


Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090






Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com             Sec File Numbers:
Tel (800) 621-1048                  International Equity Fund --
                                       Institutional Class I:
                                    International Equity Fund --
SCUDDER                                Institutional Class II:
INVESTMENTS                         BT Institutional Funds --           811-6071
                                    International Select Equity Fund --
A Member of                            Institutional Class:
Deustche Asset Management [LOGO]    Morgan Grenfell Investment Trust    811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS



                                Investment Class

Prospectus
--------------------------------------------------------------------------------
                                February 28, 2003
--------------------------------------------------------------------------------
                                Scudder International Equity Fund

                                Scudder International Select Equity Fund




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                   How to Invest in the Funds

     4  Scudder International Equity     27  Buying and Selling Investment
        Fund -- Investment Class             Class Shares

    12  Scudder International Select     28  Policies You Should Know
        Equity Fund -- Investment            About
        Class
                                         35  Understanding Distributions
    19  Other Policies and Secondary         and Taxes
        Risks

    21  Who Manages and Oversees
        the Funds

    24  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                                Investment Class

                                              ticker symbol     BTEQX

                                                fund number     820

  Scudder International Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFER Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio managers' investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the fund normally holds. But the portfolio managers' process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Portfolio's portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

o its rate of price appreciation begins to trail that of its national stock index;

o the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

o the stock's price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the manager's estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities. The portfolio managers seek to minimize this risk by actively managing the currency exposure of the Portfolio.

In an effort to reduce these foreign stock market risks, the portfolio managers diversify the fund's investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the portfolio managers carefully limit and balance the Portfolio's commitment to these markets.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o    the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993       37.38
1994        4.11
1995       16.10
1996       21.32
1997       17.37
1998       20.82
1999       32.22
2000      -20.18
2001      -25.39
2002      -17.17


For the periods included in the bar chart:
Best Quarter: 32.05%, Q4 1999             Worst Quarter: -19.31%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                           1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Returns before Taxes                      -17.17          -4.65          6.42
--------------------------------------------------------------------------------
Return after Taxes on Distributions       -17.00          -4.64          5.93
--------------------------------------------------------------------------------
Return after Taxes on Distributions       -10.35          -3.57          5.21
and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for         -15.94          -2.89          4.00
fees, expenses or taxes)*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets^1
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           None
--------------------------------------------------------------------------------
Other Expenses                                                      1.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                     1.69
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements^2                            0.19
--------------------------------------------------------------------------------
Net Annual Operating Expenses                                       1.50
--------------------------------------------------------------------------------


^1 Information on the annual operating expenses reflects the expenses of both the fund and the Internal Equity Portfolio, the master portfolio into which the fund invests all of its assets.

^2 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees and reimburse expenses so that total expenses will not exceed 1.50%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at the rate described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class            $153           $514          $900          $1,982
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               Investment Class

                                             ticker symbol     MGIVX

                                               fund number     899

  Scudder International Select Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

The fund primarily invests in the countries that make up the MSCI EAFER Index. The MSCI EAFER Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFER Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFER Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.


--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFER Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the managers set a target price objective (the managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the managers' estimate of its value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. The portfolio managers may seek to minimize this risk by actively managing the currency exposure of the fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Select Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      -14.81
2001      -16.86
2002      -14.34


For the periods included in the bar chart:
Best Quarter: 13.46%, Q1 2000             Worst Quarter: -18.29%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                              1 Year           Since Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Returns before Taxes                         -14.34                 -6.39
--------------------------------------------------------------------------------
Return after Taxes on Distributions          -14.39                 -7.63
--------------------------------------------------------------------------------
Return after Taxes on Distributions
and Sale of Fund Shares                       -8.76                 -5.38
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)**                   -15.94                -13.18
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

*  The Investment Class commenced operations on October 29, 1999.

** Index comparison begins on October 31, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as % of offering price)                                                None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (as % of
redemption proceeds)                                                    None
--------------------------------------------------------------------------------
Redemption/Exchange Fee (as % of amount redeemed, if applicable)^1     2.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                None
--------------------------------------------------------------------------------
Other Expenses (including a 0.25% shareholder servicing fee)            0.72
--------------------------------------------------------------------------------
Total Annual Operating Expenses^2                                       1.42
--------------------------------------------------------------------------------

^1 The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

^2 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees and reimburse expenses so that total expenses will not exceed 1.50%. This waiver excludes interest charges on fund borrowing.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at the rate described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class            $145           $449          $776          $1,702
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that the fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Scudder International Equity Fund

The fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, New York 10017, acts as the master portfolio's investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.

Investment Subadvisor for Scudder International Equity Fund

On July 30, 2002, the shareholders to the master portfolio voted to approve Deutsche Asset Management Investment Services Ltd. ("DeAMIS") as the subadvisor for the master portfolio.

As subadvisor, DeAMIS makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder International Select Equity Fund

DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. The fund's investment advisor makes the fund's investment decisions. The fund's investment advisor buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc., and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder International Equity Fund                        0.54%
---------------------------------------------------------------------
Scudder International Select Equity Fund                 0.70%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder International Equity Fund          Stuart Kirk
                                           Vice President, Deutsche Asset
Scudder International Select Equity Fund   Management and Co-Manager of the
                                           fund.
  Alexander Tedder                         o    Joined the investment advisor in
  Managing Director, Deutsche Asset             1995.
  Management and Lead Manager of the       o    Over seven years of investment
  fund.                                         industry experience.
  o   Head of EAFE Equity Portfolio        o    Global Equity Analyst for
      Selection team.                           business services and transport
  o   Joined the investment advisor in          sector: London.
      1994.                                o    MA from Cambridge University.
  o   Prior to that, was a European
      analyst (1990-1994) and              Marc Slendebroek
      representative (1992-1994) for       Director, Deutsche Asset Management
      Schroders.                           and Co-Manager of the fund.
  o   14 years of investment experience.   o    Joined the investment advisor in
  o   Fluent in German, French, Italian         1994.
      and Spanish.                         o    Portfolio manager of the EAFE
  o   Masters in Economics and Business         Equities: London.
      Administration from Freiburg         o    Previously equity analyst at
      University.                               Kleinwort Benson Securities and
                                                at Enskilda Securities.
  Clare Gray                               o    Fluent in English, Dutch,
  CFA, Director, Deutsche Asset                 German, Swedish and Norwegian.
  Management and Co-Manager of the fund.   o    MA from University of Leiden,
  o   Joined the investment advisor in          Netherlands.
      1993.
  o   Over ten years of investment
      industry experience.
  o   BS, Cornell University.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder International Equity Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,   2002      2001     2000    1999^a    1999^b    1998^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,
beginning of period      $18.14   $25.55    $25.33   $24.22     $20.68   $22.13
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income
  (loss)                    .06^c    .08      (.02)    (.02)       .04      .02
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions            (2.56)   (7.28)      .24     1.13       3.56     (.87)
--------------------------------------------------------------------------------
  Total from investment
  operations              (2.50)   (7.20)      .22     1.11       3.60     (.85)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income    (.01)      --        --       --       (.06)    (.01)
--------------------------------------------------------------------------------
  Net realized gains         --     (.21)       --       --        --      (.59)
--------------------------------------------------------------------------------
Total distributions        (.01)    (.21)       --       --       (.06)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of
period                   $15.63   $18.14    $25.55   $25.33     $24.22   $20.68
--------------------------------------------------------------------------------
Total Return (%)^d       (13.78)  (28.38)      .83    4.63**     17.35    (3.73)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of
period ($ millions)         418      815     2,128    1,914      1,851    1,252
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions
(including expenses of
the International Equity
Portfolio)                 1.69     1.68      1.67     1.70*      1.66     1.70
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions
(including expenses of
the International Equity
Portfolio)                 1.50     1.50      1.50     1.50*      1.50     1.50
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           .34      .24      (.07)    (.93)*      .19      .61
--------------------------------------------------------------------------------

^a On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

^b   For the years ended September 30.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder International Select Equity Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,                              2002     2001       2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $14.24  $21.31     $18.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                          .06^a    --^b      .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             (1.16)  (5.08)      3.49
--------------------------------------------------------------------------------
  Total from investment operations                    (1.10)  (5.08)      3.50
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  --   (1.99)      (.28)
--------------------------------------------------------------------------------
  Total distributions                                    --   (1.99)      (.28)
--------------------------------------------------------------------------------
Net asset value, end of period                       $13.14  $14.24     $21.31
--------------------------------------------------------------------------------
Total Return (%)                                     (7.72)  (25.88)    (19.41)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)              12,719   9,661      9,430
--------------------------------------------------------------------------------
Ratio of expenses (includes interest expense paid by
the Fund) (%)                                          1.42    1.41       1.28
--------------------------------------------------------------------------------
Ratio of expenses (excludes interest expense paid by
the Fund) (%)                                          1.41    1.40       1.28
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .43     .12        .04
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             178     220        233
--------------------------------------------------------------------------------


^a   Based on average shares outstanding during the period.

^b   Amount is less than $.005

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial representative. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial representatives may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial representative for details on how to enter and pay for your order. Each fund's advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

Investment minimums

Initial investment                                   $1,000
---------------------------------------------------------------------
Subsequent investment                                   $50
---------------------------------------------------------------------
IRA account
  Initial investment                                   $500
---------------------------------------------------------------------
  Subsequent investment                                 $50
---------------------------------------------------------------------
Automatic investment plan
(minimum/maximum)                              $50/$250,000
---------------------------------------------------------------------
Minimum account balance                              $1,000
---------------------------------------------------------------------

The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

The Scudder International Select Equity Fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial representatives for providing personal services and/or account maintenance services to the customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Investment Class. The funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The funds accept payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Short-term redemption fee

The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

o    Shares acquired through reinvestment of dividends and other distributions;

o Shares of the Scudder International Select Equity Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

o Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Scudder International Select Equity Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the funds calculate share price

The price at which you buy shares is as follows:

Investment Class shares -- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  -----------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the value of Investment Class shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the funds invest in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

o    reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to their shareholders annually, usually in December and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays. If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
    e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER
INVESTMENTS

                                     SEC File Numbers:

                                     International Equity Fund --
                                     Investment Class:
                                     BT Investment Funds --             881-4760
                                     International Select Equity Fund --
A Member of                          Investment Class:
Deutsche Asset Management [LOGO]     Morgan Grenfell Investment Trust   811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS




                             Premier Class

                             Prospectus

--------------------------------------------------------------------------------
                             February 28, 2003
--------------------------------------------------------------------------------

                             Scudder International Select Equity Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works                             How to Invest in the Fund

  4  The Fund's Main Investment                 17  Buying and Selling Premier
     Strategy                                       Class Shares

  6  The Main Risks of Investing                20  Policies You Should Know
     in the Fund                                    About

  8  The Fund's Performance                     26  Understanding Distributions
     History                                        and Taxes

 10  How Much Investors Pay

 11  Other Policies and Secondary
     Risks

 13  Who Manages and Oversees
     the Fund

 15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                          |   Premier Class

                                          ticker symbol   |   MGIPX

                                          fund number     |   599

  Scudder International Select Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

The fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFER Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFER Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.





--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFER Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the managers set a target price objective (the mangers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the managers' estimate of its value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. The portfolio managers may seek to minimize this risk by actively managing the currency exposure of the fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Premier Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Select Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                  Premier Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2001      -16.34
2002      -13.93

For the periods included in the bar chart:
Best Quarter: 11.17%, Q4 2001             Worst Quarter: -18.13%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                            1 Year            Since Inception*
--------------------------------------------------------------------------------
Premier Class
--------------------------------------------------------------------------------
  Return before Taxes                      -13.93                  -19.88
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                            -14.17                  -21.06
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions
  and Sale of Fund Shares                   -8.51                  -15.51
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                   -15.94                  -17.02
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

*  Premier Class commenced operations on February 29, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment              None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                  0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                         None
--------------------------------------------------------------------------------
Other Expenses                                                   0.48
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  1.18
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements                           0.27
--------------------------------------------------------------------------------
Net Annual Operating Expenses^1                                  0.91
--------------------------------------------------------------------------------

^1 The investment advisor and administrator have contractually agreed, for the 16-month period from the fund's fiscal year end of October 31, 2002, to waive their fees and reimburse expenses so that total expenses will not exceed 0.90%. This waiver excludes 0.01% of interest charges on fund borrowings.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at the rate described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Premier Class           $93            $348            $623           $1,408
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary Risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that the fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The investment advisor

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. The fund's investment advisor makes the fund's investment decisions. The fund's investment advisor buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder International Select Equity Fund                 0.70%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of the fund.

Alexander Tedder                            Clare Gray
Managing Director, Deutsche Asset           CFA, Director, Deutsche Asset
Management, and Lead Manager of the         Management and Co-Manager of the
fund.                                       fund.
  o   Joined the investment advisor         o   Joined the investment advisor in
      in 1994.                                  1993.
      Prior to that, was a European         o   Over ten years of investment
      analyst and representative for            industry experience.
      Schroders.                            o   BS, Cornell University.
  o   14 years of investment industry
      experience.                           Stuart Kirk
  o   Fluent in German, French, Italian     Vice President, Deutsche Asset
      and Spanish.                          Management and Co-Manager of the
  o   Masters in Economics and Business     fund.
      Administration from Freiburg          o   Joined the investment advisor in
      University.                               1995.
                                            o   Over seven years of investment
Marc Slendebroek                                industry experience.
Director, Deutsche Asset Management,        o   Global Equity Analyst for
and Co-Manager of the fund.                     business services and transport
  o   Joined the investment advisor in          sector: London.
      1994.                                 o   MA from Cambridge University.
  o   Portfolio manager for EAFE
      Equities: London.
  o   Previously equity analyst at
      Kleinwort Benson Securities and at
      Enskilda Securities.
  o   Fluent in English, Dutch, German,
      Swedish and Norwegian.
  o   MA from University of Leiden,
      Netherlands.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder International Select Equity Fund -- Premier Class

--------------------------------------------------------------------------------
 Years Ended October 31,                                 2002     2001    2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $14.37   $21.48   $27.67
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                            .15^b    .08      .07
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               (1.19)   (5.08)   (6.26)
--------------------------------------------------------------------------------
  Total from investment operations                      (1.04)   (5.00)   (6.19)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.05)    (.12)      --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                  --    (1.99)      --
--------------------------------------------------------------------------------
  Total distributions                                    (.05)   (2.11)      --
--------------------------------------------------------------------------------
Net asset value, end of period                         $13.28   $14.37   $21.48
--------------------------------------------------------------------------------
Total Return (%)^c                                      (7.31)  (25.44)  (22.37)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                147,738  159,332  213,688
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (includes
interest expense paid by the Fund) (%)                   1.18     1.16    1.15*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes
interest expense paid by the Fund) (%)                    .91      .91     .90*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes
interest expense paid by the Fund) (%)                    .90      .90     .90*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                1.04      .52     .56*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                               178      220     233
--------------------------------------------------------------------------------

^a For the period February 29, 2000 (commencement of sales of Premier Class shares) to October 31, 2000.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

*  Annualized

** Not annualized

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Premier Class Shares

You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial representative"). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The fund's advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Investment minimums

Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

How to contact the Transfer Agent

=====================================================================
By Phone:           (800) 621-1048
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
=====================================================================
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to Scudder International Select Equity Fund -- Premier Class -- 599 to Scudder Investments Service Company. The addresses are shown under "How to contact the Transfer Agent."
=====================================================================
WIRE:               Call the transfer agent to set up a wire
                    account.
=====================================================================


Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder International Select Equity Fund Premier Class -- 599," to the transfer agent. The addresses are shown above under "How to contact the Transfer Agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call Shareholder Services at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

=====================================================================
Bank Name:          Deutsche Bank Trust Company Americas
=====================================================================
Routing No:         021001033
=====================================================================
Attn:               Scudder Funds
=====================================================================
DDA No:             00-226-296
=====================================================================
FBO:                (Account name)
                    (Account number)
=====================================================================
Credit:             Scudder International Select Equity Fund --
                    Premier Class -- 599
=====================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial representative or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial representative or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling Shareholder Services.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Premier Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Premier class shares-- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o        withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o        reject or limit purchases of shares for any reason

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually, usually in December and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable, whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes the fund pays. If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income. If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090





Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


SCUDDER
INVESTMENTS                         SEC File Number:

                                    International Select Equity
A Member of                         Fund -- Premier Class
Deutsche Asset Management [LOGO]
                                    Morgan Grenfell Investment Trust   811-8006

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                               February 28, 2003



Morgan Grenfell Investment Trust

Scudder Municipal Bond Fund -- Investment Class
Scudder Municipal Bond Fund -- Institutional Class

Scudder Short-Term Municipal Bond Fund -- Investment Class Scudder Short-Term Municipal Bond Fund -- Institutional Class Scudder Short-Term Municipal Bond Fund -- Class A Shares Scudder Short-Term Municipal Bond Fund -- Class B Shares Scudder Short-Term Municipal Bond Fund -- Class C Shares


Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of ten investment portfolios (each a "Fund," collectively, the "Funds"), each having separate and distinct investment objectives and policies. The Funds described in this Statement of Additional Information ("SAI") are classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The information contained in this SAI generally supplements the information contained in each Fund's Institutional Class or Investment Class Prospectus dated February 28, 2003, the Short-Term Municipal Bond Fund's Class A, B and C share Prospectus dated February 28, 2003 as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). This SAI is not a prospectus, and should be read only in conjunction with each Fund's prospectus.


No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.


The audited financial statements for each Fund are included in each Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which are incorporated by reference into the Statement of Additional Information. A copy of each Prospectus may be obtained without charge from Shareholder Services, by calling 1-800-621-1048 or by writing to Scudder Investments, P.O. Box 219210, Kansas City, Missouri 64121.

Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to the Trust. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as each Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..............................2

INVESTMENT RESTRICTIONS.......................................................2

MANAGEMENT OF THE TRUST AND FUNDS............................................28

PURCHASES AND REDEMPTIONS OF SHARES..........................................36

PERFORMANCE INFORMATION......................................................46

NET ASSET VALUE..............................................................52

TAXES........................................................................54

GENERAL......................................................................54

US SHAREHOLDERS -- DISTRIBUTIONS.............................................57

US SHAREHOLDERS -- SALE OF SHARES............................................58

NON-US SHAREHOLDERS..........................................................59

MANAGEMENT OF THE TRUST AND FUND.............................................59

GENERAL INFORMATION ABOUT THE TRUST..........................................74

ANNUAL AND SEMI-ANNUAL REPORTS...............................................75

CONSIDERATION FOR PURCHASES OF SHARES........................................75

ADDITIONAL INFORMATION.......................................................76

FINANCIAL STATEMENTS.........................................................76

APPENDIX A...................................................................77


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-621-1048 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its 80% investment policy. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.


Investment Objectives and Policies

Municipal Bond Fund

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade municipal securities that are rated in the fourth highest category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Short-Term Municipal Bond Fund

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade short-term municipal securities that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category, or if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for Short-Term and Municipal Bond Fund and fundamental investment restriction (3) listed below for Municipal Bond Fund.

In addition, the policy of each Municipal Bond Fund and Short-Term Municipal Bond Fund to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.


INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM MUNICIPAL BOND FUND


FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

In addition, Short-Term Municipal Bond Fund will adhere to the following fundamental investment restriction:

      With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Short-Term Municipal Bond Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond Fund and Short-Term Municipal Bond Fund). Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO MUNICIPAL BOND Fund

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Municipal Bond Fund:

(1)   Acquire more than 10% of the voting securities of any one issuer.

(2)   Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment Advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. (13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

(1) A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of Municipal Bond Fund's total assets and 15% of Fixed Income Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) A Fund may not purchase securities of other US-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If the Funds' investment in a particular type of security is limited to a certain percentage of the Funds' assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."

--------------------------------------------------------------------------------
INVESTMENT PRACTICE      Municipal Bond Fund      Short-Term Municipal Bond Fund
================================================================================

KEY TO TABLE:

*   Permitted without stated limit
+ Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------

Common Stock                     X                              X
--------------------------------------------------------------------------------

Warrants                         X                              X
--------------------------------------------------------------------------------

Preferred Stock                  X                              X
--------------------------------------------------------------------------------

Convertible Securities           X                              X
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------

Short-Term Instruments            +                             *
--------------------------------------------------------------------------------

Obligations of Banks and          0%                            20%
Other Financial Institutions
--------------------------------------------------------------------------------

Certificates of Deposit and       0%                            20%
Banker's Acceptances
--------------------------------------------------------------------------------

Commercial Paper                  *                             *
--------------------------------------------------------------------------------

Variable Rate Master Demand       *                             *
Notes
--------------------------------------------------------------------------------

U.S. Government Securities        0%                            20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE      Municipal Bond Fund      Short-Term Municipal Bond Fund
================================================================================

KEY TO TABLE:

*   Permitted without stated limit
+ Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
Custodial Receipts                X                             X
--------------------------------------------------------------------------------

Zero Coupon Securities and        X                             X
Deferred Interest Bonds
--------------------------------------------------------------------------------

Variable Rate Securities          *                             *
--------------------------------------------------------------------------------

Inverse Floating Rate             X                             X
Securities
--------------------------------------------------------------------------------

Lower-Rated Debt Securities       %                             5%
--------------------------------------------------------------------------------

Put Bonds                         +                             +
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------

Municipal Notes                   *                             *
--------------------------------------------------------------------------------

Tax Anticipation Notes            *                             *
--------------------------------------------------------------------------------

Revenue Anticipation Notes        *                             *
--------------------------------------------------------------------------------

Bond Anticipation Notes           *                             *
--------------------------------------------------------------------------------

Tax and Revenue Anticipation      *                             *
Notes
--------------------------------------------------------------------------------

Construction Loan Notes           *                             *
--------------------------------------------------------------------------------

Miscellaneous, Temporary and      *                             *
Anticipatory Instruments
--------------------------------------------------------------------------------

Tax-Exempt Commercial Paper       *                             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE      Municipal Bond Fund      Short-Term Municipal Bond Fund
================================================================================

KEY TO TABLE:

*   Permitted without stated limit
+ Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
Municipal Securities              At least 80%                  At least 80%
--------------------------------------------------------------------------------

General Obligation Bonds          *                             *
--------------------------------------------------------------------------------

Revenue Bonds                     *                             *
--------------------------------------------------------------------------------

Private Activity Bonds            *                             *
--------------------------------------------------------------------------------

Tender Option Bonds               *                             *
--------------------------------------------------------------------------------

Municipal Leases,                 5%                            5%
Certificates of Participation
and Other Participation
Interests
--------------------------------------------------------------------------------

Pre-Refunded Securities           *                             *
--------------------------------------------------------------------------------

Auction Rate Securities           *                             *
--------------------------------------------------------------------------------

Pay-in-Kind Securities            X                             X
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------

Options on Securities             X                             X
--------------------------------------------------------------------------------

Options on Securities Indices     X                             X
--------------------------------------------------------------------------------

Options on Non-US Securities      X                             X
Indices
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------

Futures Contracts                 X                             X
--------------------------------------------------------------------------------

Futures Contracts on              X                             X
Securities Indices
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE      Municipal Bond Fund      Short-Term Municipal Bond Fund
================================================================================

KEY TO TABLE:

*   Permitted without stated limit
+ Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
Options on Futures Contracts      X                             X
(including Contracts on
Securities Indices)
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------

Swap Agreement                    X                             X
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------

Hedging Strategies                X                             X
--------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Government Guaranteed             20%                           20%
Mortgage-Backed Securities
--------------------------------------------------------------------------------

Ginnie Mae Certificates           20%                           20%
--------------------------------------------------------------------------------

Fannie Mae Certificates           20%                           20%
--------------------------------------------------------------------------------

Freddie Mac Certificates          20%                           20%
--------------------------------------------------------------------------------

Multi-Class Mortgage-Backed       X                             X
Securities (CMOs and REMICs)
--------------------------------------------------------------------------------

Private Issued Mortgage           X                             X
-Backed Securities
--------------------------------------------------------------------------------

Asset-Backed Securities           X                             X
--------------------------------------------------------------------------------
SECURITIES OF NON-U.S. ISSUERS
--------------------------------------------------------------------------------

Foreign Securities &              X                             X
Depository Receipts (ADRs,
EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE      Municipal Bond Fund      Short-Term Municipal Bond Fund
================================================================================

KEY TO TABLE:

*   Permitted without stated limit
+ Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
Foreign Corporate Debt            X                             X
Securities
--------------------------------------------------------------------------------

Foreign Government Debt           X                             X
Securities
--------------------------------------------------------------------------------

Investments in Emerging           X                             X
Markets
--------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------

Currency Exchange Transactions    X                             X
--------------------------------------------------------------------------------

Currency Hedging Transactions     X                             X
--------------------------------------------------------------------------------

Forward Currency Exchange         X                             X
Contracts
--------------------------------------------------------------------------------

Options on Foreign Currencies     X                             X
--------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Illiquid Securities               10%                           10%
--------------------------------------------------------------------------------

When-Issued and Delayed           *                             *
Delivery Securities
--------------------------------------------------------------------------------

Repurchase Agreements             20%                           20%
--------------------------------------------------------------------------------

Mortgage Dollar Rolls             X                             X
--------------------------------------------------------------------------------

Lending of Portfolio              X                             33 1/3%
Securities
--------------------------------------------------------------------------------

Borrowing                         10%                           33 1/3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE      Municipal Bond Fund      Short-Term Municipal Bond Fund
================================================================================

KEY TO TABLE:

*   Permitted without stated limit
+ Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
Short Sales                       X                             +
--------------------------------------------------------------------------------

Other Investment Companies        10%                           10%
--------------------------------------------------------------------------------

Temporary Defensive               20%                           20%
Investments
--------------------------------------------------------------------------------

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Put Bonds. Each of the Funds may invest in "put" bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."



Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission").

Lower Quality Debt Obligations "Junk-Bonds." These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Municipal Securities. The Funds may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Municipal Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Municipal Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed And Asset-Backed Securities


General. The Funds may invest, to a limited extent, in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed securities. Many mortgage-backed securities may be considered derivative instruments.

Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.



Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.



Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Municipal Fund, would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. Short-Term Municipal Bond Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" below.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities). Currently, it is not anticipated that either Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

Restricted Securities. A Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 20% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                        MANAGEMENT OF THE TRUST AND FUNDS




Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds' advisor and its affiliates (including the Funds' Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements, that may be purchased or held by the fund. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

                                                  For the Fiscal Year Ended
                                                  -------------------------
                                             2002                         2001
                                             ----                         ----


Scudder Municipal Bond Fund                  17%                           27%

Scudder Short-Term Municipal Bond Fund       34%                           63%


The Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27,1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.12% for the Funds. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:


                                                             For the Fiscal Year Ended
                                                             -------------------------
                                                    2002                2001            2000
                                                    ----                ----            ----

Scudder Municipal Bond Fund                       $538,605             $632,150        $632,288

Scudder Short-Term Municipal Bond Fund            $285,709             $199,179        $156,160


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

EXPENSES OF THE TRUST. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.




Transfer Agent. Effective December 16, 2002, Scudder Investments Service Company ("SISvC"), 811 Main St., Kansas City, MO 64105, has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which SISvC (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the fund. Prior to December 16, 2002 Investment Company Capital Corp. acted as the Fund's transfer and dividend disbursing agent. SISvC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between SISvC and DST Systems, Inc. ("DST"), SISvC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISvC, not by the Fund.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 ("SDI" or the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of a Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on June 6, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.


Class A, B and C Shares Only. In addition, with respect to Class A, B and C Shares of Scudder Short-Term Municipal Bond Fund these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or

Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)


Scudder Short-Term Municipal Bond Fund Class A, B and C shares were offered for the first time with this Statement of Additional Information and their Prospectus dated February 28, 2003. The Distributor did not receive any fees for providing distribution and shareholder services to these Classes for the last fiscal year.


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. Scudder Short-Term Municipal Bond Fund has adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under the plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of each Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to High Income Plus Fund or Fixed Income Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the respective Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Service Plan (Investment Shares Only). Each Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, a Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each Service Organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.


Portfolio Transactions. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. The Advisor may also consider, in placing orders for the Funds, with a broker-dealer, sales of a Fund's shares, or sales of the shares of any funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the funds and other advisory clients over time. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to each Fund's Investment Advisory Agreement, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, each Fund's Investment Advisory Agreement authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.


Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Advisor did not pay brokerage commissions on behalf of the Funds for research services.


Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.


During the fiscal years ended October 31, 2002, 2001 and 2000, Fund paid no brokerage commissions to any Affiliated Broker.


Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Funds paid no brokerage commissions. As of October 31, 2002, the Funds held no securities of its regular broker-dealers.

                       PURCHASES AND REDEMPTIONS OF SHARES

Shares of the Funds are distributed by Scudder Distributors, Inc. ("SDI" or the "Distributor"). Municipal Bond Fund offers two classes of shares, Institutional, and Investment shares. Short-Term Municipal Bond Fund offers five classes of shares, Classes A, B, C, Institutional, and Investment shares. General information on how to buy shares of each Fund is set forth in "Buying and Selling Fund Shares" in the Funds' Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust or through an authorized shareholder service agent. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Short-Term Municipal Bond Fund Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B and C Shares for Short-Term Municipal Bond Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors, who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company ("SISvC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.
o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISvC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ---------------------------               ---------------------------       ------------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net           Amount of            Net           Amount of           of Net
           Shares Sold             Asset Value      Shares Sold       Asset Value      Shares Sold       Asset Value
           -----------             -----------      -----------       -----------      -----------       -----------

$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceeding exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of Short-Term Municipal Bond Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                      Allowed to Dealers
                                        As a Percentage       As a Percentage of     as a Percentage of
Amount of Purchase                     of Offering Price       Net Asset Value*         Offering Price
------------------                     -----------------       ----------------         --------------

Less than $100,000                           2.00                   2.04                     1.50
$100,000 but less than $250,000              1.75                   1.78                     1.25
$250,000 but less than $500,000              1.50                   1.52                     1.00
$500,000 but less than $1 million            1.25                   1.26                     1.00
$1 million but less than $5 million           --                     --                      1.00
$5 million but less than $50 million          --                     --                      0.50
$50 million and over                          --                     --                      0.25

*     Rounded to the nearest one-hundredth percent.

**    Redemption of shares may be subject to a contingent deferred sales charge.

***   Commission is payable by SDI.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Family of Funds or a broker-dealer authorized to sell shares of the Funds;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding Section (a);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. Short-Term Municipal Bond Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of Short-Term Municipal Bond Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedure regarding the purchase of Class A, Class B and Class C Shares of Short-Term Municipal Bond Fund. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent ("Flex Plans"). Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) using the subaccount recordkeeping system made available through the Flex Plans prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in the Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" Features. Flex Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled "Buying and Selling Shares" in the Funds' prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.

In order to make an initial investment in Investment Class shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISvC or through an authorized service agent. Investors who establish shareholder accounts directly with SISvC should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for a Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISvC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Shareholder Services at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of Short-Term Municipal Bond Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year's charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
      Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds or Deutsche Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Money Market Funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange only for like share classes (i.e., Class A shares exchanged for Class A shares of another fund), and but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.


                             PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by a Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects its overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.

When we advertise total return information for Class A, B and C Shares we may present actual returns for the classes as well as returns for the Institutional Class adjusted to reflect the appropriate maximum sales charges and expenses for these periods dating back to the inception date of the Fund before the inception of the Class A, B and C Shares.

Yield

From time to time, a Fund may advertise its yield and its tax-equivalent yield. Yield and tax-equivalent yield are calculated separately for each class of shares of a Fund. Each type of share is subject to differing yields for the same period. The yield of shares of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated for each like period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                      YIELD = 2 [ ( (a-b)/cd + 1 ) ^6 - 1 ]

Where:

      a    =     dividends and interest earned by the Fund during the  period;
      b    =     net expenses accrued for the period;
      c    =     average daily number of shares outstanding during the period entitled to receive dividends; and
      d    =     maximum offering price per share on the last day of the period.

Tax-equivalent yield is computed by dividing the portion of the yield that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax exempt. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. Yields are one basis upon which investors may compare a Fund with other mutual funds; however, yields of other mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The following table sets forth the yield for the Funds for the 30-day period ended October 31, 2002:


                         Institutional Class     Institutional Class       Investment Class        Investment Class
                           Shares (with fee      Shares (without fee       Shares (with fee      Shares (without fee
                            waivers and/or          waivers and/or          waivers and/or          waivers and/or
                           reimbursements)         reimbursements)         reimbursements)         reimbursements)
                           ---------------         ---------------         ---------------         ---------------

Scudder Municipal
Bond Fund                       3.75%                   3.74%                   3.50%                   3.48%

Scudder Short-Term
Municipal Bond Fund             3.76%                   3.73%                   3.49%                   3.46%

30-day yield information is not available for Class A, B and C shares of Short-Term Municipal Bond Fund since these classes of shares were not in existence as of October 31, 2002.


Total Return

Each Fund calculates total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. Each Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

                   Average Annual Total Returns (Before Taxes)

Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1 + T)^n = ERV

Where:

      P       =     hypothetical initial payment of $1,000;
      T       =     average annual total return;
      n       =     period covered by the computation, expressed in years;
      ERV     =     ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5- or 10-year
                    (or other) periods at the end of the applicable period
                    (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

           Average Annual Total Return (After Taxes on Distributions)

Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                              P (1 + T)^n = ATV[D]

Where:

      P        =     hypothetical initial payment of $1,000;
      T        =     average annual total return (after taxes on distributions);
      n        =     period covered by the computation, expressed in years
      ATV[D]   =     ending value of a hypothetical $1,000 payment made
                     at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. Each Fund assumes that the redemption has no tax consequences.

Each Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

    Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                              P (1 + T)^n = ATV[DR]

Where:

      P         =     hypothetical initial payment of $1,000;
      T         =     average annual total return (after taxes on distributions
                      and redemption);
      n         =     period covered by the computation, expressed in years.
      ATV[DR]   =     ending value of a hypothetical $1,000 payment made at the
                      beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

Each Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns After Taxes on Distributions."

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. Each Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). Each Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, each Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. Each Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Each Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

                     Aggregate Total Returns (Before Taxes)


Each Fund, when advertising aggregate total return before taxes for a class of its shares, computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                   Aggregate Total Return = [ ( ERV/P ) - 1 ]

Where:

      P       =     hypothetical initial payment of $1,000;
      ERV     =     ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5- or 10-year
                    (or other) periods at the end of the applicable period
                    (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations


Each Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.


For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Institutional Class Shares

As of October 31, 2002


                                          1 Year              5 Year             10 Year           Since Inception
                                          ------              ------             -------           ---------------

Average Annual Returns (Before Taxes)
Scudder Municipal Bond Fund
(Inception: 12/31/91)                     5.04%               5.19%               6.51%                    N/A

Scudder Short-Term Municipal Bond
Fund (Inception: 3/6/95)                  4.29%               4.59%                 N/A                  5.25%


Investment Class Shares

As of October 31, 2002

                                          1-Year              5-Year             10-Year           Since Inception
                                          ------              ------             -------           ---------------

Average Annual Returns (Before Taxes)
Scudder Municipal Bond Fund
(Inception: 7/30/97)                      4.77%               4.95%                 N/A                  4.95%

Scudder Short-Term Municipal Bond
Fund (Inception: 12/3/97)                 3.93%                 N/A                 N/A                  4.38%


A, B, C Classes of Scudder Short-Term Municipal Bond Fund

As of October 31, 2002
                                           1-Year              5-Year             10-Year           Since Inception
                                           ------              ------             -------           ---------------

Class A                                     1.95%              3.91%                N/A                  4.71%
Class B                                     0.28%              3.39%                N/A                  4.21%
Class C                                     3.25%              3.55%                N/A                  4.21%


Actual performance information is not available for Class A, B and C shares of Short-Term Municipal Bond Fund since these classes of shares were not in existence as of October 31, 2002. Performance figures are based on the historical performance of the Fund's Institutional Class and are adjusted to reflect the higher gross total annual operating expenses of Classes A, B and C.


If expense limitations for a Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

A Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual Fund industry and rank mutual Fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual Fund industry); (c) the Consumer Price Index published by the US Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities shall be valued at prices supplied by the Funds' Approved Pricing Agent for such securities (which are intended to reflect the bid prices), if available, and otherwise shall be valued at the average of the most recent bid quotations or evaluated prices, as applicable, on the Value Date, obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                      TAXES

The following is a summary of the principal US federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in a Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

                                     GENERAL

Each Fund is a separate taxable entity that has elected to be treated, has qualified, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that
(a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and which are engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities.

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by certain deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, that is distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to US federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their US federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For US federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.



A Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind ("P.I.K.") securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain as required in order to maintain its qualification as a regulated investment company, and to avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Each Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a Fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, accordingly, would generally not be distributed to shareholders.


Each Fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If a Fund makes such an election and holds such stock and securities for more than five years, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the Fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election, with respect to readily tradable stock, it will be treated for federal income tax purposes as if it had sold and reacquired such stock on January 2, 2003. If a Fund makes such an election with respect to any other stock or securities, it will be treated for US federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2002. As a result, the Fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the Fund to have difficulty obtaining cash to satisfy its distribution requirements. Each Fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the Fund's tax liability and to maximize its return from these investments.


                        US SHAREHOLDERS -- DISTRIBUTIONS

For US federal income tax purposes, distributions by a Fund whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of a Fund for the year will be taxable as ordinary income. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to a Fund's shareholder as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held.

Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from US domestic corporations, dividends paid by the Funds will generally not qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by a Fund are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in the Fund. Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

                        US SHAREHOLDERS -- SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of a Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Furthermore, if Class A shares are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in Class A shares of the same fund or another mutual fund at net asset value pursuant to the reinvestment privilege, or (2) such Class A shares are exchanged for Class A shares of another mutual fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.


For taxable year 2002, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2002 and who hold such shares as capital assets may be eligible to make an irrevocable federal income tax election on their 2002 US federal income tax returns that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2002 for a selling price equal to the closing market price of the shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2002 (without receiving any additional proceeds from the Fund) at the current applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2002.

A Fund may be required to withhold, as "backup withholding," federal income tax from dividends (including distributions from the Fund's net long-term capital gains), and from proceeds of redemption and exchange paid to individual shareholders and other non-exempt shareholders who fail to furnish the Fund with a correct social security number or other taxpayer identification number ("TIN") certified under penalties of perjury on IRS Form W-9 or other authorized substitute thereof or if the IRS or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability. Distributions by a Municipal Fund will not be subject to backup withholding, however, for any year such Fund reasonably estimates that at least 95% of its dividends paid with respect to such years will be exempt-interest dividends.


                               NON-US SHAREHOLDERS


A foreign shareholder is a shareholder that, for US federal income tax purposes, is not (1) an individual who is a US citizen or resident or (2) a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the US maintained by the foreign shareholder), generally will be subject to a US federal withholding tax unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8 BEN or other appropriate type of Form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the US maintained by the foreign shareholders), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to US federal income tax on a net-income basis at the rates which are applicable to US citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to US federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a US trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a US permanent establishment maintained by the foreign shareholder) or the foreign shareholder is subject to tax under the provisions of the US federal income tax law applicable to US expatriates. However, back-up withholding generally will apply unless the shareholder furnishes the fund with an IRS Form W-8 BEN or other appropriate type of Form W-8 which establishes the shareholder's foreign status.


State And Local Taxes

A Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisors concerning these matters.

                        MANAGEMENT OF THE TRUST AND FUND


Trustees And Officers

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.


The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds (as defined in the 1940 Act) (an "Non-Interested Trustee"). Information for each Interested Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Funds' operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with each Fund and the Trust.

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of         Business Experience and Directorships                                    in the Fund
Time Served(1,2)           During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the           67
2/3/47                     Board, Weirton Steel Corporation(3) (April 1996 to present); Member of
Trustee since 2002         the Board, Hollinger International, Inc.(3) (publishing) (1995 to present), HCL Technologies Limited (information
                           technology) (April 1999 to present), UBS Mutual Funds
                           (formerly known as Brinson and Mitchell Hutchins
                           families of funds) (registered investment companies)
                           (1995 to present); and Member, Textron Inc.(3)
                           International Advisory Council (July 1996 to
                           present). Formerly, Partner, McKinsey & Company
                           (consulting) (1991-1994) and US Chief Negotiator in
                           Strategic Arms Reduction Talks (START) with former
                           Soviet Union and US Ambassador to the Federal
                           Republic of Germany (1985-1991); Member of the Board,
                           Homestake Mining(3) (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company(3)
                           (agribusiness operations) (October 1996-June 2001)
                           and Anchor Gaming (gaming software and equipment)
                           (March 1999-December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix            65
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (June 1989-May 1992), Coutts (USA) International (January 1992-March
                           2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March
                           1999); General Partner, Pemco (investment company) (June 1979-June
                           1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New          66
7/15/37                    York University (since September 1964); Trustee, CREF (Pension Fund)
Trustee since 2002         (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-
                           January 2001), Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           2000) (registered investment companies). Formerly,
                           Trustee, TIAA (Pension Fund) (January 1996-January 2000).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of         Business Experience and Directorships                                    in the Fund
Time Served(1,2)           During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Soundview         65
05/27/37                   Technology Group Inc. (investment banking) (July 1998 to present),
Trustee since 2002         Corvis Corporation(3) (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds
                           (registered investment companies) (March 1998 to present). Formerly,
                           Director, Circon Corp.(3) (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance          65
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 2002         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000) and Vice Dean and Director, Wharton Undergraduate
                           Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since        65
01/31/33                   1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 1993         (since 1985) and Trustee of 22 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts               65
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present). Formerly, Executive Director, The
                           Pew Charitable Trusts (1988-1994); Director, ISI
                           Family of Funds (registered investment companies)
                           (1997-1999) and Director, The Glenmede Trust Company
                           (investment trust and wealth management (1994-2002).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (Economic and Financial                  65
10/11/35                   Consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Pension & Savings Trust Officer, Sprint Corporation3                           65
09/03/46                   (telecommunications) (since November 1989); Trustee of 22 open-end
Trustee since 1993         mutual funds managed by Sun Capital Advisers, Inc. (since November
                           1998).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of         Business Experience and Directorships                                    in the Fund
Time Served(1,2)           During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May         68
1/29/40                    1982 to present). Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999-2002).
                           President, Investment Company Administration, L.L.C.
                           (January 1992*-July 2001); President, Treasurer and
                           Director, First Fund Distributors, Inc. (June
                           1990-January 2002); Vice President, Professionally
                           Managed Portfolios (May 1991-2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered
                           investment companies); President, Guinness Flight
                           Investment Funds, Inc. (registered investment
                           companies) (June 1994-November 1998).
                           * Inception date of the corporation which was the
                           predecessor to the LLC.
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale(4)         Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche          198
7/17/45                    Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present);
Chairman and Trustee       Director and President, Investment Company Capital Corp. (registered
since 2002                 investment advisor) (1996 to present); Director, Deutsche Global Funds,
                           Ltd. (2000 to present), CABEI Fund (2000 to present),
                           North American Income Fund (2000 to present)
                           (registered investment companies); Director, Scudder
                           Global Opportunities Fund (since 2003);
                           Director/Officer Deutsche/Scudder Mutual Funds
                           (various dates); President, Montgomery Street
                           Securities, Inc. (2002 to present) (registered
                           investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); formerly,
                           Director, ISI Family of Funds (registered investment
                           companies; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of         Business Experience and Directorships
Time Served(1,2)           During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.(5)  Managing Director of Deutsche Asset Management; President of Scudder Investor Services
8/30/58                    Company (1999-present); President of Scudder Service Corp. (2000-present); President of
President since 2002       Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors,
                           Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp.
                           (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995).
                           Directorships: Trustee, Crossroads for Kids (serves at-risk children)
---------------------------------------------------------------------------------------------------------------------
David W. Baldt(6)          Managing Director of Active Fixed Income, Deutsche Asset Management, Inc. (1989-present)
7/4/49
Vice President
since 1995
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of         Business Experience and Directorships
Time Served(1,2)           During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5)          Vice President of Deutsche Asset Management (September 2000-present). Formerly, Director,
10/13/63                   John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund
Vice President and         Services (1987-1992).
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(5)        Director, Deutsche Asset Management (April 2000-present); Formerly, Vice President and
8/5/57                     Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer since 2002       (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche
3/27/54                    Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management
Secretary since 1999       (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                           (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission
                           (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche
9/14/60                    Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Assistant Secretary since
2002
---------------------------------------------------------------------------------------------------------------------
Amy M. Olmert              Director, Deutsche Asset Management (1999-present). Formerly, Vice President, BT Alex.
5/14/63                    Brown Incorporated (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and
Assistant Secretary since  other positions, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1988-1997).
2002
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5)        Managing Director of Deutsche Asset Management.
4/1/62
Assistant Secretary, since
2002
---------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which these funds are a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)   Mr. Hale is a Trustee who is an "interested person" within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

(5)   Address: Two International Place, Boston, MA 02110.

(6)   Address: 150 S. Independence Square West, Philadelphia, PA 19106.

Ms. Olmert, Ms. Pearson and Messrs. Glavin, Hirsch, Murphy, Rizzo and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Trustee Ownership in the Fund(1)

                                                               Aggregate Dollar Range of
                                                                    Dollar Range of          Ownership as of December
                             Dollar Range of Beneficial         Beneficial Ownership in       31, 2002 in all Funds
                                   Ownership in                Short-Term Municipal Bond   Overseen by Trustee in the
Trustee                         Municipal Bond Fund                      Fund                    Fund Complex(2)
-------                         -------------------                      ----                    ---------------
Independent Trustees
--------------------

Richard R. Burt                           None                         None                       over $100,000

S. Leland Dill                            None                         None                       over $100,000

Martin J. Gruber                          None                         None                      $10,001-$50,000

Joseph R. Hardiman                        None                         None                       over $100,000

Richard J. Herring                  $10,001-$50,000                    None                      $50,001-$100,000

Graham E. Jones                           None                         None                       over $100,000

Rebecca W. Rimel                          None                         None                       over $100,000

Philip Saunders, Jr.                      None                    over $100,000                   over $100,000

William N. Searcy                         None                         None                         $1-$10,000

Robert H. Wadsworth                       None                         None                       over $100,000

Interested Trustee                        None                         None
------------------

Richard T. Hale                           None                         None                       over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to a Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisors and Related Companies

As reported to each Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents.

The securities represent ownership in an investment advisor or principal underwriter of each Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of each Fund (including Deutsche Bank AG).

                                                                    Value of
                        Owner and                                 Securities on       Percent of
                       Relationship                                an Aggregate      Class on an
Independent Trustee     to Trustee    Company   Title of Class        Basis        Aggregate Basis
-------------------     ----------    -------   --------------        -----        ---------------
Richard R. Burt                        None

S. Leland Dill                         None

Martin J. Gruber                       None

Joseph R. Hardiman                     None

Richard Herring                        None

Graham E. Jones                        None

Rebecca W. Rimel                       None

Philip Saunders, Jr.                   None

William N. Searcy                      None

Robert H. Wadsworth                    None

Information Concerningittees and Meetings of Trustees

The Boards of Trustees of the Trust met 5 times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Trustees. The Audit Committee met 4 times during the calendar year.

Pricing Committee: The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust's Valuation Procedures. Messrs. Hale, Jones and Searcy are members of the Pricing Committee, while Messrs. Burt, Dill, Saunders and Wadsworth are alternates. Only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met 5 times during the most recent calendar year.

Remuneration. Officers of each Fund receive no direct remuneration from the Funds. Officers and Trustees of each Fund who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an "interested person" of each Fund (as defined in the Investment Company Act) (an "Independent Trustee") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2002.

                                                    Pension or Retirement
                             Compensation from   Benefits Accrued as Part of   Total Compensation Paid to Trustees
Name of Trustee                  the Trust(1)           Fund Expenses                   from Fund Complex(2)
---------------                  ----------             -------------                   ------------------
Richard R. Burt                  $ 3,720                  $    0                              $125,612(3)
S. Leland Dill                   $ 3,873                  $    0                              $102,250
Martin J. Gruber                 $ 3,720                  $    0                              $ 99,750
Joseph R. Hardiman               $ 3,720                  $  295                              $150,932(3)
Richard Herring                  $ 3,720                  $    0                              $ 99,750
Graham E. Jones                  $18,220                  $    0                              $ 80,500
Rebecca W. Rimel                 $ 3,720                  $1,050                              $184,611(3)
Philip Saunders, Jr.             $ 3,720                  $1,050                              $119,083(3)
William N. Searcy                $21,220                  $    0                              $ 83,500
Robert H. Wadsworth              $ 3,720                  $    0                              $125,612(3)

(1)   Morgan Grenfell Investment Trust, and its series:
      International Select Equity Fund
      European Equity Fund
      Emerging Markets Equity Fund
      Emerging Markets Debt Fund
      Fixed Income Fund
      Municipal Bond Fund
      Short Duration Fund (previously known as Short-Term Fixed Income Fund) Short-Term Municipal Bond Fund
      High Income Plus Fund (previously known as High Yield Bond Fund)
      Micro Cap Fund
      Total Return Bond Fund

(2) The total number of funds the trustees oversee in the Fund Complex as of December 31, 2002 is 65.

(3) Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Saunders and Wadsworth, $88,611, $29,612, $54,932, $19,333 and $29,612,
      respectively, was deferred pursuant to a deferred compensation plan.


Investment Advisory and Other Services


Deutsche Asset Management, Inc. ("DeAM, Inc."), 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of several advisory contracts (referred to collectively herein as the "Advisory Contracts"). Pursuant to the Advisory Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services.

The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Advisory Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:


          Fund                                                 Annual Rate
          ----                                                 -----------

          Scudder Municipal Bond Fund                                0.40%
          Scudder Short-Term Municipal Bond Fund                     0.40%

Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid the Advisor during the periods indicated:


                                                For the Fiscal Year Ended
                                                -------------------------
                                             2002         2001           2000
                                             ----         ----           ----

Scudder Municipal Bond Fund               $1,795,345   $2,107,627     $2,107,171

Scudder Short-Term Municipal Bond Fund    $  952,361   $  663,931     $  520,523

Each Advisory Contract between DeAM, Inc. and the Trust, with respect to each Fund, was most recently approved on June 6, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Advisory Contract or "interested persons" of any such parties. As stated above, the terms of the New Advisory Agreement for each Fund contain substantially similar provisions and do not differ in substance from the corresponding Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to each New Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. The Advisory Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Advisory Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Advisory Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Advisory Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Advisory Contract with respect to any other Fund. The Advisor may terminate any Advisory Contract at any time without penalty on 60 days' written notice to the Trust. Each Advisory Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Advisory Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Advisory Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Advisory Contract Approval


Each of the Advisory Contracts has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' advisory contract and sub-advisory contract, the Board, including the Independent Trustees, carefully considered
(1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of Advisory contract and sub-advisory contract was in the best interests of the Funds and its shareholders. The Funds or the Advisors may terminate the Advisory Contract on sixty days' written notice without penalty. The Advisory Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).


                       GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund was a series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B and C shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.


As of February 1, 2003 no shareholder owned more than 5% of the outstanding shares of Scudder Municipal Bond Fund or Scudder Short-Term Municipal Bond Fund


Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

Independent Accountants

PricewaterhouseCoopers LLP serves as each Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

Registration Statement

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


The audited financial statements for each Fund for the year ended October 31, 2000 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers LLP, each Fund's independent accountants, as experts in accounting and auditing.

The financial statements of each Fund for the periods ended on and prior to October 31, 2002 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the Fund.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC.
SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

------------------
      Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                   June 28, 2002


INVESTMENT ADVISOR and ADMINISTRATOR
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017


DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606


CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109



TRANSFER AGENT
Scudder Investments Service Company
811 Main Street
Kansas City, MO 64105



INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, MA 02110



LEGAL COUNSEL
Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019


SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance.

                      STATEMENT OF ADDITIONAL INFORMATION
                                                               February 28, 2003

Morgan Grenfell Investment Trust

International Select Equity Fund, aka Scudder International Select Equity Fund -- Institutional Class

International Select Equity Fund, aka Scudder International Select Equity Fund -- Investment Class

International Select Equity Fund, aka Scudder International Select Equity Fund -- Premier Class

International Select Equity Fund, aka Scudder International Select Equity Fund -- Class A Shares

International Select Equity Fund, aka Scudder International Select Equity Fund -- Class B Shares

International Select Equity Fund, aka Scudder International Select Equity Fund -- Class C Shares

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of ten investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the International Select Equity Fund (the "Fund"):

The Fund's Prospectuses (each a "Prospectus" and, collectively the "Prospectuses"), dated February 28, 2003, as they may be amended, revised or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without a charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read only in conjunction with the Fund's Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Fund). This SAI is not an offer of the Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for each class of the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated October 31, 2002. A copy of each Prospectus and Annual Report may be obtained without charge from Shareholder Services by calling 1-800-621-1048 or writing to Scudder Investments, P.O. Box 219210, Kansas City, MO 64121.

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as investment advisor to the Fund. DeAMIS is referred to herein as the "Advisor". Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as the Fund's principal underwriter and distributor. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as the Fund's administrator (the "Administrator").

                                TABLE OF CONTENTS

                                                                                                      Page

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.........................................................1
   Derivative Securities................................................................................11
   Derivative Securities:  Options......................................................................11
   Derivative Securities:  Futures Contracts and Options on Futures Contracts...........................15
   Derivative Securities:  Swap Agreements..............................................................18
   Derivative Securities:  Hedging Strategies...........................................................19
   Mortgage-Backed and Asset-Backed Securities..........................................................20
   Currency Management..................................................................................27

INVESTMENT RESTRICTIONS.................................................................................36

FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................................................37

NONFUNDAMENTAL INVESTMENT RESTRICTIONS..................................................................38

MANAGEMENT OF THE TRUST AND FUND........................................................................38

INFORMATION CONCERNING TRUSTEES AND OFFICERS............................................................39

INVESTMENT ADVISORY AND OTHER SERVICES..................................................................45

CODE OF ETHICS..........................................................................................47

PURCHASES AND REDEMPTIONS OF SHARES.....................................................................53

NET ASSET VALUE.........................................................................................64

PERFORMANCE INFORMATION.................................................................................65

TAXES...................................................................................................70

U.S. SHAREHOLDERS-- DISTRIBUTIONS.......................................................................74

U.S. SHAREHOLDERS-- SALE OF SHARES......................................................................74

NON-U.S. SHAREHOLDERS...................................................................................75

STATE AND LOCAL.........................................................................................75

GENERAL INFORMATION ABOUT THE TRUST.....................................................................76

ANNUAL AND SEMI-ANNUAL REPORTS..........................................................................78

CONSIDERATION FOR PURCHASES OF SHARES...................................................................78

ADDITIONAL INFORMATION..................................................................................78

INDEPENDENT ACCOUNTANTS.................................................................................78

REGISTRATION STATEMENT..................................................................................79

FINANCIAL STATEMENTS....................................................................................79

APPENDIX A..............................................................................................81


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not available in certain states. Please call 1-800-621-1048 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of the Fund's investment objectives and policies. There can, of course, be no assurance that the Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Fund.

Investment Objectives and Policies

International Select Equity Fund

The Fund's investment objective is capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund will notify its shareholders 60 days prior to a change in its investment policy. The Fund primarily invests in the countries that make up the MSCI EAFE Index. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.

Investment Policies

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart is a description of how each type of security and investment strategy may be used by the Fund.

----------------------------- -----------------------------------------------------------------------------------


    INVESTMENT PRACTICE                                International Select Equity Fund
============================= ===================================================================================

KEY TO TABLE:

//  Permitted without stated limit
/// Permitted  without  stated  limited,  but not  expected  to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
-----------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------------------
Common Stock                                                          //
----------------------------- -----------------------------------------------------------------------------------
Warrants                                                              //
----------------------------- -----------------------------------------------------------------------------------
Preferred Stock                                                       //
----------------------------- -----------------------------------------------------------------------------------
Convertible Securities                                                //
----------------------------- -----------------------------------------------------------------------------------
Medium Capitalization Stocks                                          //
----------------------------- -----------------------------------------------------------------------------------
Small Capitalization Stocks                                           //
----------------------------- -----------------------------------------------------------------------------------
Micro Capitalization Stocks                                           //
----------------------------- -----------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
-----------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                               20%
----------------------------- -----------------------------------------------------------------------------------
Obligations of Banks and                                             20%
Other Financial Institutions
----------------------------- -----------------------------------------------------------------------------------
Certificates of Deposit and                                          20%
Banker's Acceptances
----------------------------- -----------------------------------------------------------------------------------
Commercial Paper                                                     20%
----------------------------- -----------------------------------------------------------------------------------
Variable Rate Master Demand                                           X
Notes
----------------------------- -----------------------------------------------------------------------------------
U.S. Government Securities 20%
----------------------------- -----------------------------------------------------------------------------------
Custodial Receipts                                                    ///
----------------------------- -----------------------------------------------------------------------------------
Zero Coupon Securities and                                            ///
Deferred Interest Bonds
----------------------------- -----------------------------------------------------------------------------------
Variable Rate Securities                                             20%
----------------------------- -----------------------------------------------------------------------------------
Inverse Floating Rate                                                 5%
Securities
----------------------------- -----------------------------------------------------------------------------------
Lower-Rated Debt Securities                                           ///
----------------------------- -----------------------------------------------------------------------------------
Registered Loans                                                      ///
----------------------------- -----------------------------------------------------------------------------------
                                       2

----------------------------- -----------------------------------------------------------------------------------


    INVESTMENT PRACTICE                                International Select Equity Fund
============================= ===================================================================================

KEY TO TABLE:

//  Permitted without stated limit
/// Permitted  without  stated  limited,  but not  expected  to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
-----------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
-----------------------------------------------------------------------------------------------------------------
Options on Securities                                                 //
----------------------------- -----------------------------------------------------------------------------------
Options on Securities                                                 //
Indices
----------------------------- -----------------------------------------------------------------------------------
Options on Non-US                                                     //
Securities Indices
----------------------------- -----------------------------------------------------------------------------------
Yield Curve Options                                                   //
----------------------------- -----------------------------------------------------------------------------------
Spreadlocks                                                           //
----------------------------- -----------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
-----------------------------------------------------------------------------------------------------------------
Futures Contracts                                                     //
----------------------------- -----------------------------------------------------------------------------------
Futures Contracts on                                                  //
Securities Indices
----------------------------- -----------------------------------------------------------------------------------
Options on Futures                                                    //
Contracts (including
Contracts on Securities
Indices)
----------------------------- -----------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
-----------------------------------------------------------------------------------------------------------------
Swaps Agreements                                                      //
----------------------------- -----------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
-----------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                    //
----------------------------- -----------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
-----------------------------------------------------------------------------------------------------------------
Government Guaranteed                                                 ///
Mortgage-Backed Securities
----------------------------- -----------------------------------------------------------------------------------
Ginnie Mae Certificates                                               ///
----------------------------- -----------------------------------------------------------------------------------
Fannie Mae Certificates                                               ///
----------------------------- -----------------------------------------------------------------------------------
Freddie Mac Certificates                                              ///
----------------------------- -----------------------------------------------------------------------------------
Multi-Class Mortgage-Backed                                           ///
Securities (CMOs and REMICs)
----------------------------- -----------------------------------------------------------------------------------
Private Issued Mortgage                                               ///
-Backed Securities
----------------------------- -----------------------------------------------------------------------------------
Mortgage Pass-Through                                                 ///
Securities
----------------------------- -----------------------------------------------------------------------------------
Stripped-Mortgage Backed                                              ///
Securities
----------------------------- -----------------------------------------------------------------------------------
Adjustable Rate Mortgages                                             ///
----------------------------- -----------------------------------------------------------------------------------
Asset-Backed Securities                                               ///
----------------------------- -----------------------------------------------------------------------------------
SECURITIES OF NON-U.S. ISSUERS
-----------------------------------------------------------------------------------------------------------------
Foreign Securities &                                                  ///
Depositary Receipts (ADRs,
EDRs, GDRs and IDRs)
----------------------------- -----------------------------------------------------------------------------------
Foreign Corporate Debt                                                ///
Securities
----------------------------- -----------------------------------------------------------------------------------
Foreign Government Debt                                               ///
Securities
----------------------------- -----------------------------------------------------------------------------------

                                       3

----------------------------- -----------------------------------------------------------------------------------


    INVESTMENT PRACTICE                                International Select Equity Fund
============================= ===================================================================================

KEY TO TABLE:

//  Permitted without stated limit
/// Permitted  without  stated  limited,  but not  expected  to be used to a significant extent
X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------- -----------------------------------------------------------------------------------
Brady Bonds                                                           ///
----------------------------- -----------------------------------------------------------------------------------
Investments in Emerging                                               X
Markets
----------------------------- -----------------------------------------------------------------------------------
Region and Country                                                    X
Investment
----------------------------- -----------------------------------------------------------------------------------
CURRENCY MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
Currency Exchange                                                     //
Transactions
----------------------------- -----------------------------------------------------------------------------------
Currency Hedging                                                      //
Transactions
----------------------------- -----------------------------------------------------------------------------------
Cross Hedging                                                         //
----------------------------- -----------------------------------------------------------------------------------
Forward Currency Exchange                                             //
Contracts
----------------------------- -----------------------------------------------------------------------------------
Options on Foreign                                                    //
Currencies
----------------------------- -----------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
-----------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                  15%
----------------------------- -----------------------------------------------------------------------------------
When-Issued and Delayed                                               //
Delivery Securities
----------------------------- -----------------------------------------------------------------------------------
Repurchase Agreements                                                20%
----------------------------- -----------------------------------------------------------------------------------
Reverse Repurchase                                                 33 1/3%
Agreements
----------------------------- -----------------------------------------------------------------------------------
Mortgage Dollar Rolls                                                 ///
----------------------------- -----------------------------------------------------------------------------------
Lending of Portfolio                                               33 1/3%
Securities
----------------------------- -----------------------------------------------------------------------------------
Borrowing                                                          33 1/3%
----------------------------- -----------------------------------------------------------------------------------
Short Sales                                                           ///
----------------------------- -----------------------------------------------------------------------------------
Other Investment Companies                                           10%
----------------------------- -----------------------------------------------------------------------------------
Temporary Defensive                                                  100%
Investments
----------------------------- -----------------------------------------------------------------------------------

Equity Securities

General. The Fund may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants


The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.


While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject.

The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.


Preferred Stock. The Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred  stocks  with fixed  dividend  rates and no  conversion  rights  moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund.


Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks

The Fund may invest in lesser-known companies with medium- and small-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium- and small-market capitalization companies in which the Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality" which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

Fixed Income Securities and Money Market Instruments

General. The Fund may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.


The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed-Income Security Risk. Fixed income securities generally exposes the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


Short-Term Instruments. When the Fund experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual Fund) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or , if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.


At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated A or higher by S&P or Moody's or outstanding commercial paper or bank obligations rated A-2 by S&P or Prime-2 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.


Obligations of Banks and Other Financial Institutions. The Fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks only when the Advisor determines that the credit risk with respect to the instrument is minimal. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of Fund. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain Fund to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of Fund to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.


The Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately  traded principal and interest  component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. The Fund may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

The Fund may acquire US government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."



Inverse Floating Rate Securities. The Fund may invest up to 5% of its net assets in inverse floating rate securities ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See "Illiquid Securities."


Yields and Ratings. The yields on certain obligations in which the Fund may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.


Lower-Rated Debt Securities ("Junk Bonds" or "High Yield Debt Securities"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by an NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.


The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

Rating Downgrades. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. The Fund will not continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of the Fund's net assets would consist of such securities.

Registered Loans. The Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for the Fund to establish independently whether the seller of a registered loan is the owner of the loan. Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers).

Other Debt Obligations. The Fund may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality.

Derivative Securities

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.


The Fund's investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Fund's return. The Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Derivative Securities:  Options

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund. All options written by the Fund are "covered."


A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Fund may also purchase call and put options on any securities in which they may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Fund may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.


The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The Fund will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.


Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund will write call options only if they are "covered." The Fund may also purchase and write OTC options on foreign securities indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. The Fund may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Spreadlocks. The Fund may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one-time cash payment between the Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.


Derivative Securities:  Futures Contracts and Options on Futures Contracts

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


The Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Fund is traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The Fund's futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. The Fund may not invest more than 25% of its total assets in purchased protective put options.


The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, or corporate debt securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.


At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.


In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of S&P 500 and NASDAQ 100 futures contracts, closing settlement times are prior to the close of trading on the New York Stock Exchange. For S&P 500 and NASDAQ 100 futures contracts, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement is available, the last traded price on such exchange will be used.


Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.


The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


Derivative Securities:  Swap Agreements


General. The Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests without limit. A swap transaction is an agreement between the Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See "Illiquid Securities."


The Fund will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or receive. If the counter party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.


Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. In addition, the Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.


The Fund will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See "Illiquid Securities." Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.


Derivative Securities:  Hedging Strategies

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objectives and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk.


The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.


A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.


In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.


Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.


To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.


The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund are permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with the Fund's investment policies and objectives.


Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed Fund are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;

(4) variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient Fund are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Privately  Issued  Mortgage-Backed  Securities.  The  Fund may  also  invest  in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the Commission, the Advisor will consider privately issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Fund Index reflects the monthly weighted average cost of Fund of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Fund Index on the last working day of the month following the month in which the cost of Fund was incurred.

A number of factors affect the performance of the Cost of Fund Index and may cause the Cost of Fund Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Fund Index is based, among other things, at any time the Cost of Fund Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Fund Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Fund Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of Fund of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Fund Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Fund Index. To the extent that the Cost of Fund Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Fund Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Fund Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited
to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which are readily marketable and rated investment grade by S&P or Moody's.


The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.


The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers


General. Subject to their respective investment objectives and policies, the Fund may invest in securities of foreign issuers, including US dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of US banks. While investments in securities of foreign issuers and non-US dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund's portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. The Fund intends to invest in at least three foreign countries.


With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See "Other Investment Companies."

Investments in American, European, Global and International Depository Receipts. The Fund may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. The Fund may invest in debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Foreign Government Debt Securities. The Fund may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Brady Bonds. The Fund may invest in so-called "Brady Bonds," which have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market.


US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Investors should recognize that, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


Investments in Emerging Markets. The Fund will not invest in countries with emerging securities markets.

Region and Country Investing. The Fund does not focus its investments in a particular region and/or in one or more foreign countries.


Currency Management

General. In connection with the Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.


Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. The Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.


Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Securities held by the Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by the Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

Cross Hedging. At the discretion of the Advisor, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.


The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.


The Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

The Fund may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows the Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that the Fund's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).

The Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to the Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of the Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with the Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so


Options on Foreign Currencies. The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.


The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.


Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Fund's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.


Asset Coverage. The Funds will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Non-US Securities. The value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions.


In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (1) authoritarian governments or military involvement in political and economic decision-making; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies;
(4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.

Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. See "Illiquid Securities."

Furthermore, the Fund may invest in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.


Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

Other Investments and Investment Practices


Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The

Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

The Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.


TBA Purchase Commitments. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


Repurchase Agreements. The Fund may engage in repurchase agreement transactions only with US or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent). Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period

(usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.

Lending of Portfolio Securities

The Fund has the authority to lend up to 331/3% of the total value of its portfolio securities (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. The Fund will not lend securities to the Advisors, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

The Fund will adhere to the following conditions whenever securities are loaned:
(1) the Fund must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund must retain the right to terminate the loan and recall and vote the securities.


During the term of the loan, the Fund continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Fund is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Short Sales. The Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be segregated.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Other Investment Companies. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and investment grade money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-2 by S&P or P-2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.


Diversification. The Fund is "diversified" under the 1940 Act and are also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes".



Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry of group industries (except US government securities).

                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to the Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of the Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.


                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of the Fund:


(1)      Issue senior securities, except as permitted by paragraphs (2), (6) and
         (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.


In addition, the Fund will adhere to the following fundamental investment restriction:

          With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

                     NONFUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.


The Trust may not, on behalf of the Fund:


(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.


The staff of the SEC has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Advisor has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions means the market value used in determining the Fund's net asset value.


                        MANAGEMENT OF THE TRUST AND FUND


Trustees and Officers


The overall business and affairs of the Trust and the Fund are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Fund and persons or companies furnishing services to the Trust/Fund, including the Trust/Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Fund affairs and for exercising the Trust/Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund (as defined in the 1940 Act) (an "Independent Trustee"). Information for each Non-Independent Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Fund's operations is One South Street, Baltimore, Maryland, 21202.

                  INFORMATION CONCERNING TRUSTEES AND OFFICERS

Non-Interested Trustees

Name, Date of Birth, Position                                                                   Number of Funds in
with the Fund and Length of     Business Experience and Directorships                           the Fund Complex
Time Served^1,2                 During the Past 5 Years                                         Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt                 Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman           67
2/3/47                          of the Board, Weirton Steel Corporation3 (April 1996 to
Trustee since 2002              present); Member of the Board, Hollinger International, Inc.3
                                (publishing) (1995 to present), HCL Technologies
                                Limited (information  technology) (April 1999 to
                                present),  UBS Mutual Funds  (formerly  known as
                                Brinson and Mitchell Hutchins families of funds)
                                (registered   investment   companies)  (1995  to
                                present);     and    Member,    Textron    Inc.3
                                International  Advisory  Council  (July  1996 to
                                present).  Formerly, Partner, McKinsey & Company
                                (consulting) (1991-1994) and US Chief Negotiator
                                in Strategic Arms  Reduction  Talks (START) with
                                former  Soviet  Union and US  Ambassador  to the
                                Federal Republic of Germany (1985-1991);  Member
                                of the  Board,  Homestake  Mining3  (mining  and
                                exploration)    (1998-February   2001),   Archer
                                Daniels    Midland    Company3     (agribusiness
                                operations)  (October 1996-June 2001) and Anchor
                                Gaming (gaming  software and  equipment)  (March
                                1999-December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill                  Trustee, Phoenix Zweig Series Trust (since September 1989),             65
3/28/30                         Phoenix Euclid Market Neutral Funds (since May 1998)
Trustee since 2002              (registered investment companies); Retired (since 1986).
                                Formerly,   Partner,  KPMG  Peat  Marwick  (June
                                1956-June     1986);     Director,      Vintners
                                International Company Inc. (June 1989-May 1992),
                                Coutts (USA)  International  (January 1992-March
                                2000),  Coutts Trust Holdings Ltd., Coutts Group
                                (March 1991-March 1999); General Partner,  Pemco
                                (investment company) (June 1979-June 1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber                Nomura Professor of Finance, Leonard N. Stern School of                 66
7/15/37                         Business, New York University (since September 1964); Trustee,
Trustee since 2002              CREF (Pension Fund) (since January 2000); Director, S.G. Cowen
                                Mutual Funds (January 1985-January 2001), Japan Equity Fund,
                                Inc.  (since January  1992),  Thai Capital Fund,
                                Inc.  (since  January 2000) and Singapore  Fund,
                                Inc. (since January 2000) (registered investment
                                companies).  Formerly,  Trustee,  TIAA  (Pension
                                Fund) (January 1996-January 2000).
--------------------------------------------------------------------------------------------------------------------


                                       41

Name, Date of Birth, Position                                                                   Number of Funds in
with the Fund and Length of     Business Experience and Directorships                           the Fund Complex
Time Served^1,2                 During the Past 5 Years                                         Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              Private Equity Investor (January 1997 to present); Director,            65
5/27/37                         Soundview Technology Group Inc. (investment banking) (July
Trustee since 2002              1998 to present), Corvis Corporation3 (optical networking
                                equipment)   (July  2000  to   present),   Brown
                                Investment  Advisory & Trust Company (investment
                                advisor)  (February 2001 to present),  The Nevis
                                Fund (registered  investment company) (July 1999
                                to present), and ISI Family of Funds (registered
                                investment  companies)  (March 1998 to present).
                                Formerly,   Director,   Circon  Corp.3  (medical
                                instruments)   (November   1998-January   1999);
                                President  and  Chief  Executive  Officer,   The
                                National Association of Securities Dealers, Inc.
                                and The NASDAQ Stock Market,  Inc.  (1987-1997);
                                Chief  Operating  Officer of Alex.  Brown & Sons
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1985-1987); General Partner, Alex. Brown & Sons
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1976-1985).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring              Jacob Safra Professor of International Banking and Professor,           65
2/18/46                         Finance Department, The Wharton School, University of
Trustee since 2002              Pennsylvania (since July 1972); Director, Lauder Institute of
                                International  Management  Studies  (since  July
                                2000);     Co-Director,     Wharton    Financial
                                Institutions  Center  (since July 2000) and Vice
                                Dean   and   Director,   Wharton   Undergraduate
                                Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones                 Senior Vice President, BGK Realty, Inc. (commercial real                65
1/31/33                         estate) (since 1995); Trustee, 8 open-end mutual funds managed
Trustee since 1993              by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                President and Chief Executive Officer, The Pew Charitable               65
4/10/51                         Trusts (charitable foundation) (1994 to present); Executive
Trustee since 2002              Vice President, The Glenmede Trust Company (investment trust
                                and  wealth   management)   (1983  to  present).
                                Formerly, Executive Director, The Pew Charitable
                                Trusts  (1988-1994);  Director,  ISI  Family  of
                                Funds    (registered    investment    companies)
                                (1997-1999)  and  Director,  The Glenmede  Trust
                                Company  (investment trust and wealth management
                                (1994-2002).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.            Principal, Philip Saunders Associates (Economic and Financial           65
10/11/35                        Consulting) (since November 1988). Formerly, Director,
Trustee since 2002              Financial Industry Consulting, Wolf & Company
                                (consulting)(1987-1988); President, John Hancock Home Mortgage
                                Corporation (1984-1986); Senior Vice President of Treasury and
                                Financial Services, John Hancock Mutual Life Insurance
                                Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy               Pension & Savings Trust Officer, Sprint Corporation3                    65
9/03/46                         (telecommunications) (since November 1989); Trustee of 22
Trustee since 1993              open-end mutual funds managed by Sun Capital Advisers, Inc.
                                (since November 1998).
--------------------------------------------------------------------------------------------------------------------


                                       42

Name, Date of Birth, Position                                                                   Number of Funds in
with the Fund and Length of     Business Experience and Directorships                           the Fund Complex
Time Served^1,2                 During the Past 5 Years                                         Overseen
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             President, Robert H. Wadsworth Associates, Inc. (consulting             68
1/29/40                         firm) (May 1982 to present). Formerly, President and Trustee,
Trustee since 2002              Trust for Investment Managers (registered investment company)
                                (April  1999-June 2002);  President,  Investment
                                Company    Administration,    L.L.C.    (January
                                1992*-July  2001);   President,   Treasurer  and
                                Director,  First Fund  Distributors,  Inc. (June
                                1990-January      2002);     Vice     President,
                                Professionally     Managed    Portfolios    (May
                                1991-January  2002) and  Advisors  Series  Trust
                                (October    1996-January    2002)    (registered
                                investment   companies);   President,   Guinness
                                Flight  Investment   Funds,   Inc.   (registered
                                investment company) (June 1994-November1998).

                                *        Inception date of the corporation which
                                         was the predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

Name, Date of Birth, Position   Business Experience and Directorships                           Number of Funds in
with the Fund and Length of                                                                     the Fund Complex
Time Served^1,2                 During the Past 5 Years                                         Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale^4               Managing Director, Deutsche Bank Securities Inc. (formerly              198
7/17/45                         Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
Chairman and Trustee since 2002 (1999 to present); Director and President, Investment Company
                                Capital Corp.  (registered  investment  advisor)
                                (1996 to  present);  Director,  Deutsche  Global
                                Funds, Ltd. (2000 to present),  CABEI Fund (2000
                                to present), North American Income Fund (2000 to
                                present)  (registered   investment   companies);
                                Director,   Scudder  Global  Opportunities  Fund
                                (since 2003); Director/Officer  Deutsche/Scudder
                                Mutual   Funds   (various   dates);   President,
                                Montgomery  Street  Securities,  Inc.  (2002  to
                                present) (registered investment companies); Vice
                                President, Deutsche Asset Management, Inc. (2000
                                to present);  formerly,  Director, ISI Family of
                                Funds (registered  investment companies; 4 funds
                                overseen) (1992-1999).
--------------------------------------------------------------------------------------------------------------------

Officers

Name, Date of Birth,         Business Experience and Directorships
Position with the Fund and
Length of Time Served^1,2    During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^5     Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President
8/30/58                      and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for
President since 2002         Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder
                             Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present),
                             Scudder Investments Service Company (2001-present).
--------------------------------------------------------------------------------------------------------------------


                                       43

Name, Date of Birth,
Position with the Fund and   Business Experience and Directorships
Length of Time Served^1,2    During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5             Vice President, Deutsche Asset Management (September 2000-present). Formerly,
10/13/63                     Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential
Vice President and           Mutual Fund Services (1987-1992).
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5           Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President
8/5/57                       and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer since 2002         (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
                             LLP) (1993-1998).
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch             Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche
3/27/54                      Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management
Secretary since 1999         (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities
                             Inc.)   (1998-1999);   Assistant  General  Counsel,
                             United States  Securities  and Exchange  Commission
                             (1993-1998).
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson^5 (40)      Managing Director of Deutsche Asset
Assistant Secretary since    Management
2002
--------------------------------------------------------------------------------------------------------------------

^1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which these funds are a series.

^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

^5       Address: Two International Place, Boston, Massachusetts.

Ms. Pearson and Messrs. Glavin, Hirsch, Murphy and Rizzo also hold similar positions for other investment companies for which DeAMIS or an affiliate serves as the advisor.

Trustee Ownership in the Fund1


                                                                          Aggregate Dollar Range of Ownership as of
                                                                          December 31, 2002 in all Fund Overseen by
                                             International Select                       Trustee
Trustee                                         Equity Fund                        in the Fund Complex^2,3
-------                                         -----------                        -----------------------

Independent Trustees

Richard R. Burt                                    None                                  over $100,000

S. Leland Dill                                     None                                  over $100,000



                                       44

                                                                          Aggregate Dollar Range of Ownership as of
                                                                          December 31, 2002 in all Fund Overseen by
                                             International Select                       Trustee
Trustee                                         Equity Fund                        in the Fund Complex^2,3
-------                                         -----------                        -----------------------

Martin J. Gruber                                   None                                 $10,001-$50,000

Joseph R. Hardiman                                 None                                  over $100,000

Richard J. Herring                                 None                                $50,001-$100,000

Graham E. Jones                              $10,001- $50,000                            over $100,000

Rebecca W. Rimel                                   None                                  over $100,000

Philip Saunders, Jr.                               None                                  over $100,000

William N. Searcy                              $1 - $10,000                               $1-$10,000

Robert H. Wadsworth                                None                                  over $100,000

Interested Trustee

Richard T. Hale                                    None                                  over $100,000


1 The amount shown includes share equivalents of Fund which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

2 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.


3        Morgan Grenfell Investment Trust, and its series:
                  International Select Equity Fund
                  European Equity Fund
                  Emerging Markets Debt Fund
                  Fixed Income Fund
                  Municipal Bond Fund
                  Short Duration Fund (previously  known as Short-Term  Fixed
                    Income Fund)
                  Short-Term Municipal Bond Fund
                  High Income Plus Fund (previously known as
                    High Yield Bond Fund)
                  Micro Cap Fund
                  Total Return Bond Fund


Ownership in Securities of the Advisors and Related Companies

As reported to the Trust, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
    Independent Trustee        to Trustee        Company      Title of Class        Basis        Aggregate Basis
    -------------------        ----------        -------      --------------        -----        ---------------

Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None
Richard Herring                                   None
Graham E. Jones                                   None
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None


As of February 19, 2003, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each class of the Fund.


Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met 5 times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Trustees. The Audit Committee met 5 times during the calendar year.

Nominating Committee: The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee, which meets as often as deemed appropriate by the Committee, met one time during the last calendar year.

Pricing Committee: The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust's Valuation Procedures. Messrs. Hale, Jones and Searcy are members of the Pricing Committee, while Messrs. Burt, Dill, Saunders and Wadsworth are alternates. Only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met six times during the most recent calendar year.

Executive Committee: The Executive Committee, which did not meet during the last calendar year, has the functions of making recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers.

Remuneration. Officers of the Trust receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from the Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such Fund described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Trust. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2002.


                                                               Pension or Retirement        Total Compensation Paid
                                     Compensation           Benefits Accrued as Part of      to Trustees from Fund
Name of Trustee                    from the Trust^1                Fund Expenses                    Complex^2
---------------                    --------------                  -------------                    ---------

Richard R. Burt                         $3,720                                $0                    $125,6123
S. Leland Dill                          $3,873                                $0                    $102,250
Martin J. Gruber                        $3,720                                $0                     $99,750
Joseph R. Hardiman                      $3,720                              $295                    $150,9323
Richard Herring                         $3,720                                $0                     $99,750
Graham E. Jones                        $18,220                                $0                     $80,500
Rebecca W. Rimel                        $3,720                            $1,050                    $184,6113
Philip Saunders, Jr.                    $3,720                            $1,050                    $119,0833
William N. Searcy                      $21,220                                $0                     $83,500
Robert H. Wadsworth                     $3,720                                $0                    $125,6123

^1       Morgan Grenfell Investment Trust, and its series:
                  International Select Equity Fund
                  European Equity Fund
                  Emerging Markets Debt Fund
                  Fixed Income Fund
                  Municipal Bond Fund
                  Short Duration Fund (previously known as Short-Term Fixed
                    Income Fund)
                  Short-Term Municipal Bond Fund
                  High Income Plus Fund (previously known as
                    High Yield Bond Fund)
                  Micro Cap Fund
                  Total Return Bond Fund

2 The total number of fund the trustees oversee in the Fund Complex is 89.

3 Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Saunders and Wadsworth, $88,611, $29,612, $54,932, $19,333 and $29,612,
         respectively, was deferred pursuant to a deferred compensation plan.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Deutsche Asset Management Investment Services Limited ("DeAMIS," or the "Advisor"), located at One Appold Circus, London, England, acts as Investment Advisor to the Fund. Effective October 6, 1999, DeAMIS's name was changed from Morgan Grenfell Investment Services Limited.

DeAMIS acts as investment advisor to the Fund pursuant to the terms of a management contract between the Trust and DeAMIS. The management contract
referenced  above  is  referred  to  collectively   herein  as  the  "Management
Contract."

Pursuant to the Management Contract, the Advisor supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Advisor determines on a continuous basis, the allocation of the Fund's investments among countries. The Advisor is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor.


Under the Management Contract, the Trust, on behalf of the Fund, is obligated to pay the Advisor a monthly fee at 0.70% of the Fund's average daily net assets:



The Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment Advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses. For each class of the Fund the contractual fee waivers cover the 16-month period from the Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by the Trust's Board of Trustees.

For advisory fees, the Fund paid the Advisor for the fiscal years ended October 31, 2000, 2001 and $2002, $1,629,360, $1,810, 153 and $1,762,700.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Advisor and the Administrator waived fees and/or reimbursed expenses of the Fund in the amounts of $412,905, $457,257 and $432,954, respectively.


The Management Contract was last approved on June 6, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Management Contract or "interested persons" of such parties. The Management Contract will continue in effect with respect to the Fund only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" (as such term is defined in the 1940 Act) of such parties, or by a vote of a majority of the outstanding shares of such fund. The Management Contract is terminable by vote of the Board of Trustees, or, with respect to the Fund, by the holders of a majority of the outstanding shares of the affected fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract with respect to the Fund will not terminate or otherwise invalidate any provision of the Management Contract between the Advisor and any other fund. The Advisor may terminate a Management Contract at any time without penalty on 60 days' written notice to the Trust. The Management Contract terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

The Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Fund and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on the Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAMIS is registered with the SEC as an investment Advisor and provides a full range of international investment advisory services to individual and institutional clients. DeAMIS is an indirect, wholly-owned subsidiary of Deutsche Bank A.G., an international commercial and investment banking group.

                                 CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Fund to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Fund in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund's advisors and their affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements, that may be purchased or held by the fund. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Management. The person or persons who are primarily responsible for the day-to-day management of the Fund's portfolio and his or her relevant experience are described in the Fund's prospectus.


Portfolio Turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

For this fiscal years ended October 31, 2000, 2001 and 2002, the Fund's turnover rates were 233%, 220% and 178%, respectively.

The Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the SEC and state securities commissions; and provide accounting and bookkeeping services for the fund, including the computation of the fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee of 0.30% of the aggregate average daily net assets of the Fund. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of the Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.




For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Administrator $698,297, $775,988 and $751,705, respectively.


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Expenses Of The Trust. The expenses borne by the Fund include: (i) fees and expenses of any investment Advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Effective December 16, 2002, Scudder Investments Service Company ("SISvC"), 811 Main St., Kansas City, MO 64105, has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which SISvC (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund. Prior to December 16, 2002 Investment Company Capital Corp. acted as the Fund's transfer and dividend disbursing agent. SISvC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.


Pursuant to a sub-transfer agency agreement between SISvC and DST Systems, Inc. ("DST"), SISvC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISvC, not by the Fund.

Distributor. The Trust, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 ("SDI" or the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares, including Institutional shares, of the Fund. SDI is a wholly owned subsidiary of Deutsche Bank AG. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Class A, B and C shares of the Fund are subject to sales loads and distribution fees.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on June 6, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to the Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

Class A, B and C Shares Only. In addition, with respect to Class A, B and C Shares of the Fund, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institution's ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

Distribution Fee          Total Aggregated                  Total Aggregated
----------------          ----------------                  ----------------

Class A                      $1,059                               $167
Class B                      $1,133                               $127
Class C                      $2,430                               $146





Shareholder Servicing Fee         Total Aggregated        Effective Rate
-------------------------         ----------------        --------------

Class B                               $378                     0.25%
Class C                               $810                     0.25%
Investment Class                   $27,040                     0.25%



Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. International Select Equity Fund has adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of International Select Equity Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.


During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.


Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

INVESTMENT CLASS AND CLASS B AND C SHARES ONLY


The Fund has adopted a service plan (the "Plan") with respect to its Investment class shares which authorizes it to compensate Service Organizations whose customers invest in Investment class shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting Fund representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refund and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each Service Organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.


In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.


Pursuant to the Plans, Investment shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service
Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal Advisors before investing fiduciary assets in Investment shares and receiving service fees.


The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.


Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Portfolio Transactions. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contracts, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contracts authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. The Advisor may also consider, in placing orders for the Fund with a broker-dealer, sales of the Fund's shares, or sales of the shares of any funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the funds and other advisory clients over time. During the last fiscal year, the Advisor directed brokerage transactions for certain funds to brokers based on research services provided on behalf of those funds. Brokerage commissions paid by the Fund's Advisor for research services, for the fiscal year ended October 31, 2000 and 2001, were $387,250 and $461,675, respectively.




Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

While the Fund has engaged Affiliated Brokers to effect portfolio transactions in the past, currently it is the policy of the Fund to only effect portfolio transactions through unaffiliated brokers. In the past, a transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment

Advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Fund or customers on the same day, the Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.




For the fiscal period ended October 31, 2001, the Fund paid brokerage commissions in the amount of $229 to Morgan Grenfell & Co., an Affiliated Broker. This represents less than .01% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than .01% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers did not knowingly participate in commissions paid by the Fund to other brokers or dealers and did not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal year ended October 31, 2002, the Trust paid aggregate brokerage commissions of $2,243,000.

As of October 31, 2002, the Fund did not hold securities of its regular broker-dealers.

                       PURCHASES AND REDEMPTIONS OF SHARES

Shares of the Fund are distributed by Scudder Distributors, Inc. ("SDI" or the "Distributor"). The Fund offers five classes of shares, Institutional, Investment and Class A, B and C shares. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust or through an authorized shareholder service agent. In order to make an initial investment in Investment shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B and C Shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors, who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Investments Service Company ("SISvC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISvC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

              Compensation Schedule #1(1)            Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
              ---------------------------            ---------------------------       ------------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net       Amount of Shares         Net           Amount of           of Net
           Shares Sold             Asset Value          Sold          Asset Value      Shares Sold       Asset Value
           -----------             -----------          ----          -----------      -----------       -----------

$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%


                                       58

              Compensation Schedule #1(1)            Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
              ---------------------------            ---------------------------       ------------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net       Amount of Shares         Net           Amount of           of Net
           Shares Sold             Asset Value          Sold          Asset Value      Shares Sold       Asset Value
           -----------             -----------          ----          -----------      -----------       -----------

Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceeding exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                           Allowed to Dealers
                                             As a Percentage       As a Percentage of     as a Percentage of
Amount of Purchase                          of Offering Price       Net Asset Value*         Offering Price
------------------                          -----------------       ----------------         --------------

Less than $50,000                                    5.75%                6.10%                   5.20%
$50,000 but less than $100,000                       4.50                 4.71                    4.00
$100,000 but less than $250,000                      3.50                 3.63                    3.00
$250,000 but less than $500,000                      2.60                 2.67                    2.25
$500,000 but less than $1 million                    2.00                 2.04                    1.75
$1 million and over                                  0.00**               0.00**                  0.00***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge.

***      Commission is payable by SDI.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(1) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Family of Funds or a broker-dealer authorized to sell shares of the Funds;


(2) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(3) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(4) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding Section (a);

(5) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(6)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(7) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(8) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(9) through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(10)     a  participant-directed  qualified  retirement  plan  described in Code
         Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(11) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(12) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).


Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedure regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent ("Flex Plans"). Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) using the subaccount recordkeeping system made available through the Flex Plans prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in the Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" Features. Flex Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Class C Purchases. Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with
SISvC or through an authorized service agent. Investors who establish shareholder accounts directly with SISvC should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISvC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Shareholder Services at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year's charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

o        redemptions  by  a   participant-directed   qualified  retirement  plan
         described in Code Section 401(a), a participant-directed  non-qualified
         deferred   compensation  plan  described  in  Code  Section  457 or a


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

         participant-directed  qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

o redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

o redemption of shares of a shareholder (including a registered joint owner) who has died;

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

o redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

o redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares.  In  addition,  this CDSC will be waived:

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

o in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund),
         (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds or Deutsche Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Money Market Funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange only for like share classes (i.e., Class A shares exchanged for Class A shares of another fund), and but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, if any, annually. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a Fund in respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the higher distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of most recent bid quotation or evaluated prices, if applicable, on the value date, obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             PERFORMANCE INFORMATION


From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual Fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.


When we advertise total return information for Class A, B and C Shares we may present actual returns for the classes as well as returns for the Investment or Institutional Class adjusted to reflect the appropriate maximum sales charges and expenses for those periods dating back to the inception date of the Fund before the inception of the Class A, B and C Shares.

Total Return

The Fund calculates total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

                   Average Annual Total Returns (Before Taxes)


The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                P (1 + T)n = ERV

Where:

      P              =    hypothetical initial payment of $1,000;
      T              =    average annual total return;
      n              =    period covered by the computation, expressed in years;
      ERV            =    ending  redeemable  value of a hypothetical  $1,000
                          payment  made  at  the  beginning  of the  1-,  5- or
                          10-year  (or  other)   periods  at  the  end  of  the
                          applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

           Average Annual Total Return (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                              P (1 + T)^n = ATV[D]

Where:

      P         =       hypothetical  initial  payment of $1,000;
      T         =       average annual  total return  (after  taxes  on
                        distributions);
      n         =       period covered  by  the computation, expressed in years.
      ATV[D]    =       ending value of a hypothetical  $1,000 payment made
                        at the  beginning of the 1-, 5- or 10-year (or other)
                        periods  at  the  end of the  applicable  period  (or
                        fractional    portion),    after    taxes   on   fund
                        distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.


The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.


    Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                              P (1 + T)^n = ATV[DR]

Where:

      P              =    hypothetical initial payment of $1,000;
      T              =    average annual total return (after taxes on
                          distributions and redemption);
      n              =    period covered by the computation, expressed in years.
      ATV[DR]        =    ending value of a  hypothetical  $1,000  payment made
                          at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.


The Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns After Taxes on Distributions".


The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


                     Aggregate Total Returns (Before Taxes)


The Fund, when advertising aggregate total return before taxes [for a class of its shares], computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                     Aggregate Total Return = [ ( ERV ) -1 ]
                                                 -----
                                                   P

Where:

      P              =     hypothetical initial payment of $1,000;
      ERV            =     ending  redeemable value of a hypothetical  $1,000
                           payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that [(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;] (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge] at the end of the measuring period.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations


The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.


For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

International   Select  Equity  Fund -- Premier  Class,   Institutional   Class,
Investment Class, Class A Shares, Class B Shares and Class C Shares

          As of October 31, 2002 Average Annual Returns (Before Taxes)
          ------------------------------------------------------------
                   (Adjusted for sales charge, if applicable)

                                   1-Year          5-Year     Since Inception
                                   ------          ------     ---------------


Average Annual Returns
(Before Taxes)
     Premier Class                 -7.31%            N/A         -20.81%
     Instit. Class                 -7.55%          7.62%           8.59%
     Invest. Class                 -7.79%            N/A          -6.53%
     Class A Shares^1             -13.00%          5.40%           6.86%
     Class B Shares^1             -11.25%          5.53%           6.79%
     Class C Shares^1              -9.42%          5.51%           6.67%


^1 The performance for the Class A, B and C shares represents the historical performance since the inception date of the each class, February 28, 2001. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of the Fund's Institutional Class shares during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

If expense limitations for each class of the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this chart.

The Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, the Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual fund Performance Analysis, Fixed Income Analysis and Mutual fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

                                      TAXES


The following is a summary of the principal U.S. federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax Advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

General. The Fund is a separate taxable entity that has elected to be treated, has qualified and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the code. Qualification of the Fund as a regulated investment company under the code requires, among other things, that
(a) the Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the fund and which are engaged in the same, similar or related trades or businesses. Future treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities).


If the Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by certain deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, that is distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.


If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refund to the extent the credit exceeds such liabilities.


For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's share is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by the Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the fund's taxable year. As a result, the Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, the Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark-to-market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies under the tax straddle rules of the Code to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of the Fund's distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If the Fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or on gain actually received by the fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and the Fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Fund engages in these transactions or acquires these instruments.

The Fund anticipates that it will be subject to foreign withholding or other foreign taxes on certain income they derive from foreign securities, possibly including, in some cases, capital gains from the sale of such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions they actually receive) their pro rata shares of qualified foreign taxes paid by the Fund (not in excess of its actual tax liability) even though not actually received by the shareholders, and (ii) treat such respective pro rata portions as foreign taxes paid by them. If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to satisfaction of certain holding period requirements and to other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election referred to above.

If a shareholder chooses to take a credit for the qualified foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or certain foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of the Fund that makes the election described above may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund. Tax-exempt shareholders and shareholders who are not liable for U.S. federal income taxes will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election or otherwise pays foreign taxes that cannot be passed through to shareholders, it generally may deduct such taxes in computing its investment company taxable income.

The Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, as required in order to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, accordingly, would generally not be distributed to shareholders.

The following table sets forth the Fund's realized capital losses available to offset future net capital gains as of October 31, 2002:

                                         Losses               Expiration Date
                                         ------               ---------------

International Select Equity Fund         $76,700,000          10/31/09

                                         $36,358,000          10/31/10

Total                                    $113,058,000


Effective for 2001, the Fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If the Fund makes such an election and holds such stock and securities for more than five years, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the Fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if the Fund makes such an election with respect to readily tradable stock, it will be treated for federal income tax purposes as if it had sold and reacquired such stocks on January 2, 2001. If the Fund makes such on election with respect to any other stock or securities, it will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, the Fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the Fund to have difficulty obtaining cash to satisfy its distribution requirements. The Fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the Fund's tax liability and to maximize its return from these investments.

                       U.S. SHAREHOLDERS -- DISTRIBUTIONS

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of the Fund for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The Fund will inform its shareholders of federal income tax status of its distributions after the end of each calendar year.

Distributions to corporate shareholders designated as derived from dividend income received by the Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by the Fund from U.S. domestic corporations, most dividends paid by the Fund will generally not qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of the Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by the Fund are not eligible for the dividends received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.


                       U.S. SHAREHOLDERS -- SALE OF SHARES


When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. Any loss realized on the sale, redemption, or other disposition of the shares of the Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax Advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Furthermore, if Class A shares of the Fund are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in Class A shares of the same Fund or another mutual Fund at net asset value pursuant to the reinvestment privilege, or (2) such Class A shares are exchanged for Class A shares of another mutual Fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

The Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 30% from dividends (including distributions from the Fund's net long-term capital gains) and share redemption and exchange proceeds paid to individual and other non-exempt shareholders who fail to furnish the Fund with a correct social security number or other taxpayer identification number ("TIN") certified under penalties of perjury on IRS Form W-9 or other authorized substitute, or if the IRS or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability.


                              NON-U.S. SHAREHOLDERS


A foreign shareholder is a shareholder that, for U.S. federal income tax purposes, is not (1) an individual who is a U.S. citizen or resident or (2) a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the U.S. maintained by the foreign shareholder) generally will be subject to a U.S. federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8BEN or other appropriate type of Form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the U.S. maintained by the foreign shareholder), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to U.S. federal income tax on a net-income basis at the rates which are applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for U.S. federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to U.S. federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a U.S. trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment maintained by the foreign shareholder) or the foreign shareholder is subject to tax under the provisions of U.S. federal income tax law applicable to certain U.S. expatriates. However, backup withholding generally will apply at a rate of 30% unless the shareholder furnishes the Fund with an IRS form W-8BEN or other appropriate type of Form W-8 which establishes the shareholder's foreign status.


                                 STATE AND LOCAL


The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisors concerning these matters.


                       GENERAL INFORMATION ABOUT THE TRUST


General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Fund described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares, Investment shares Class A Shares, Class B Shares and Class C Shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Class A, B and C shares and Investment shares of a Fund have exclusive voting rights with respect to the service plan/12b-1 plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

To the best of the Fund's knowledge, as of February 19, 2003, no person owned more than 5% of each class of the Fund's outstanding shares except as noted below:

As of February 19, 2003, 43,745,485 shares in the aggregate, or 98.11% of the outstanding shares of Scudder International Select Equity, Class A were held in the name of The Manufacturers Life Insurance Company, 250 Bloor Street East, 7th Floor, Toronto, Ontario, Canada, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 10,071 shares in the aggregate, or 9.28% of the outstanding shares of Scudder International Select Equity, Class B were held in the name of Legg Mason Wood Walker, Inc, for the benefit of account 358-72567-14, P.O. Box 1476, Baltimore, MD 21203-1476, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 5,566 shares in the aggregate, or 5.13% of the outstanding shares of Scudder International Select Equity, Class B were held in the name of NFSC, for the benefit of Ms. Nancy L. Ziemba, account #TNC-225673, 6210 Canterbury Dr., Apartment 327, Culver City, CA 90230-7914, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 17,742 shares in the aggregate, or 13.59% of the outstanding shares of Scudder International Select Equity, Class C were held in the name of Wells Fargo Customer, for the benefit of account #06988000, P.O. Box 1533, Minneapolis, MN 55480-1533, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 8,933 shares in the aggregate, or 6.84% of the outstanding shares of Scudder International Select Equity, Class C were held in the name of Mr. Jalin L. Weststeyn & Ms. Linda Weststeyn, for the benefit of J & L Weststeyn 1996 Trust, 3218 East Keyes Road, Ceres, CA 95307-6727, who may be deemed to be the beneficial owners of certain of these shares.

As of February 19, 2003, 8,904 shares in the aggregate, or 6.82% of the outstanding shares of Scudder International Select Equity, Class C were held in the name of Prudential Securities, Inc., for the benefit of Ms. Charlotte Stone, 621 Rutland Avenue, Teanack, NJ 07666-2947, who may be deemed to be the beneficial owners of certain of these shares.

As of February 19, 2003, 2,843,706 shares in the aggregate, or 45.59% of the outstanding shares of Scudder International Select Equity, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 830,288 shares in the aggregate, or 13.31% of the outstanding shares of Scudder International Select Equity, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Mohawk Carpet Corp. Retirement & Savings Plan #063052, P.O. Box 1757, Salem, NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 394,808 shares in the aggregate, or 6.33% of the outstanding shares of Scudder International Select Equity, Institutional Class were held in the name of Fidelity Investment Institutional Operations Co. Inc., as agent for certain employee benefit plans, 100 Magellan Way, Covington, KY 41015-1999, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 329,451 shares in the aggregate, or 5.28% of the outstanding shares of Scudder International Select Equity, Institutional Class were held in the name of Ledyard & Co., Ledyard National Bank Trust, P.O. Box 799, Hanover, NH 03755-0799, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 310,834 shares in the aggregate, or 26.34% of the outstanding shares of Scudder International Select Equity, Investment Class were held in the name of UMBSC & Co., for the benefit of Wilmer Cutler & Pickering, SDC, Account #320297013, P.O. Box 419260, Kansas City, MO 64141-6260, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 309,433 shares in the aggregate, or 26.22% of the outstanding shares of Scudder International Select Equity, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 206,010 shares in the aggregate, or 17.46% of the outstanding shares of Scudder International Select Equity, Investment Class were held in the name of National Financial Services Corp., for the executive benefit of our customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 125,860 shares in the aggregate, or 10.66% of the outstanding shares of Scudder International Select Equity, Investment Class were held in the name of Scudder Trust Co., for the benefit of Lonza Biologics Inc. 401K Plan, Account #063078, P.O. Box 1757, Salem NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 71,565 shares in the aggregate, or 6.06% of the outstanding shares of Scudder International Select Equity, Investment Class were held in the name of FABCO, for the benefit of Lifelink Foundation Retirement Plan, P.O. Box 105870 Center 3144, Atlanta, GE 30348-5870, who may be deemed to be the beneficial owner of certain of these shares.

As of February 19, 2003, 11,215,559 shares in the aggregate, or 95.44.% of the outstanding shares of Scudder International Select Equity, Premier Class were held in the name of Public Employees' Retirement Association, 1300 Logan Street, Denver, CO 80203-2386, who may be deemed to be the beneficial owner of certain of these shares.


Shareholder And Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                         ANNUAL AND SEMI-ANNUAL REPORTS


Shareholders of the Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of the Fund and dividends and distributions paid by the fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.


                      CONSIDERATION FOR PURCHASES OF SHARES


The Trust generally will not issue shares of the Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the fund and are acquired by the Fund for investment and not for resale. An exchange of securities for fund shares will generally be a taxable transaction to the shareholder.


                             ADDITIONAL INFORMATION

                             INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as the Fund's independent accountants.


                             REGISTRATION STATEMENT

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



                              FINANCIAL STATEMENTS


The audited financial statements for the fund for the year ended October 31, 2002 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the Fund in reliance upon the reports of PricewaterhouseCoopers LLP, the fund's independent accountants, as experts in accounting and auditing.

Internet Access

World Wide Web Site -- The address of the Scudder Fund site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Fund.

Account Access -- Scudder Fund is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Fund's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Fund, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Fund with multiple classes of shares or Scudder Fund as provided in the prospectus. See "Special Features -- Class A Shares -- Combined Purchases" for a list of such other Fund. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

International Select Equity Fund         Institutional Class:   61735K604
                                         Investment Class:      61735K695
                                         Premier Class:         61735K570
                                         Class A Shares:        61735K489
                                         Class B Shares:        61735K471
                                         Class C Shares:        61735K463

The Fund has a fiscal year ending October 31st.

                                   APPENDIX A


Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on Fund employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc. Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of Fund, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the investment Advisor's or investment sub-Advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

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



MORGAN GRENFELL INVESTMENT TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISOR
Deutsche Asset Management Investment Services Limited
One Appold Street
London, England

ADMINISTRATOR
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL  60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Scudder Investments Service Company
811 Main Street
Kansas City, MO  64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110

LEGAL COUNSEL
Wilkie Farr & Gallagher
787 Seventh Ave.
New York, NY  10019

SERVICE INFORMATION
Existing  accounts,  new  accounts,   prospectuses,   Statements  of  Additional
Information applications, service forms, telephone exchanges, share price and performance -- 1-800-730-1313.

COMINTLSAI (02/03)

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                               February 28, 2003




Morgan Grenfell Investment Trust

Scudder Fixed Income Fund

Scudder Short Duration Fund (formerly known as Scudder Short-Term Fixed Income
Fund)
Scudder High Income Plus Fund (formerly, Deutsche High Yield Bond Fund) Scudder Total Return Bond Fund

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of eleven investment portfolios (with regard to the four portfolios addressed in this Statement of Additional Information ("SAI") each a "Fund," collectively, the "Funds"), each having separate and distinct investment objectives and policies. Each Fund, other than the Scudder Total Return Bond Fund is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").


The information contained in this Statement of Additional Information ("SAI") generally supplements the information contained in a Fund's Premier, Institutional Class, Investment Class Prospectus or Class A, B and C share Prospectus dated February 1, 2003, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). This SAI is not a prospectus, and should be read only in conjunction with each Fund's prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which are incorporated by reference into the Statement of Additional Information. A copy of each Prospectus may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-621-1048 or by writing toScudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as each Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............................1
INVESTMENT RESTRICTIONS.....................................................2
MANAGEMENT OF THE TRUST AND FUNDS..........................................26

PURCHASE AND REDEMPTION OF SHARES..........................................33
PERFORMANCE INFORMATION....................................................45
NET ASSET VALUE............................................................51
TAXES......................................................................52
TRUSTEES AND OFFICERS......................................................54
         Trustee Ownership in the Funds....................................58
         Investment Advisory and Other Services............................61
GENERAL INFORMATION ABOUT THE TRUST........................................63
ANNUAL AND SEMI-ANNUAL REPORTS.............................................67
CONSIDERATION FOR PURCHASES OF SHARES......................................67
ADDITIONAL INFORMATION.....................................................67
         Independent Accountants...........................................67
FINANCIAL STATEMENTS.......................................................67
APPENDIX A.................................................................68


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. Each Fund will notify its shareholders 60 days prior to a change in its investment policy. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Investment Objectives and Policies

Scudder Fixed Income Fund

The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. The Fund may invest up to 20% of its total assets in investment grade fixed income securities rated within the fourth highest rating category or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk-bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.

Scudder Short Duration Fund

Effective on or about February 1, 2003, Scudder Short-Term Fixed Income Fund will change its name to Scudder Short Duration Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. The Fund may invest up to 40% of its total assets in asset-backed securities. The Fund may invest up to 15% of its total assets in investment grade fixed income securities rated within the fourth highest rating category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Advisor determines that securities meeting the Fund's investment objective are not readily available for purchase.

Scudder High Income Plus Fund

Effective July 31, 2002, Deutsche High Yield Bond Fund changed its name to Scudder High Income Plus Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets, determined at the time of purchase, in US dollar-denominated domestic and foreign below investment grade fixed income securities ("junk bonds"), including those whose issuers are located in countries with new or emerging securities markets. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not readily available for purchase. The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. Securities may be purchased on a when-issued basis.


Scudder Total Return Bond Fund

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund primarily invests in US-dollar denominated investment grade fixed income securities. The remainder of the Fund's assets may be allocated among fixed income securities of foreign issuers, below investment grade fixed income securities (high yield bonds) of US and foreign issuers, including high yield bonds of issuers in countries with new or emerging securities markets, or, to maintain liquidity, in cash or money market instruments. The Fund may invest up to 25% of its total assets in foreign investment grade fixed income securities. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Securities may be denominated in US or foreign currencies.

The Fund has received an exemptive order with the Securities and Exchange Commission which would permit it to invest up to 17% of its total assets in the Deutsche High Yield Bond Fund and up to 7% of its total assets in the Deutsche Emerging Markets Debt Fund to gain exposure to US and foreign high yield bonds, including high yield bonds of issuers in emerging markets. The Deutsche High Yield Bond Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. The Deutsche Emerging Markets Debt Fund invests primarily in high yield bonds of issuers located in countries with new or emerging securities markets.

The Fund's high yield component may also consist of performing and non-performing loans, Eurobonds, Brady Bonds (dollar-denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign government and their agencies. With respect to emerging market debt investments, the Fund invests primarily in sovereign debt.

At times, the Fund invests a large percentage of assets in mortgage-backed securities, including collateralized mortgage obligations (`CMOs'). We may also use various instruments commonly known as `derivatives' as secondary investments. In particular, the Fund may use forward currency transactions and currency options.


                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for each Fund other than Fixed Income Fund.


INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER SHORT DURATION FUND, SCUDDER HIGH INCOME PLUS FUND AND SCUDDER TOTAL RETURN BOND FUND:


FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1)      Issue senior securities, except as permitted by paragraphs (2), (6) and
         (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

In addition, each Fund will adhere to the following fundamental investment restriction:

         With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of a Fund:

(1) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2) Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3) Invest for the purpose of exercising control over or management of any company.

(4) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO SCUDDER FIXED INCOME FUND:

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Scudder Fixed Income Fund:

(1)      Acquire more than 10% of the voting securities of any one issuer.

(2)      Invest in companies for the purpose of exercising control.

(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and a Fund may enter into repurchase agreements.

(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, a Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment Advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that a Fund may purchase "put" bonds.

NONFUNDAMENTAL  INVESTMENT  RESTRICTIONS.  The Trust  may not,  on behalf of the
Fund:

(1) Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) Purchase securities of other US-registered investment companies except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."

----------------------------------------------------------------------------------------------------------

                                                                          Scudder         Scudder Total
                                  Scudder Fixed        Scudder Short      High Income     Return Bond
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Fund

----------------------------------------------------------------------------------------------------------

                                       5

----------------------------------------------------------------------------------------------------------
KEY TO TABLE:

+        Permitted without limit

*        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

----------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------
Common Stock                            X                    X                 20%              20%
----------------------------------------------------------------------------------------------------------
Warrants                                X                    X                 20%              20%
----------------------------------------------------------------------------------------------------------
Preferred Stock                         +                    *                  +                +
----------------------------------------------------------------------------------------------------------
Convertible Securities                  +                    *                  +                +
----------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
----------------------------------------------------------------------------------------------------------
Short-Term Instruments                  *                    +                  *                *
----------------------------------------------------------------------------------------------------------
Obligations of Banks and
Other Financial Institutions            *                    +                  *                *
----------------------------------------------------------------------------------------------------------
Certificates of Deposit and
Banker's Acceptances                    *                    +                  *                *
----------------------------------------------------------------------------------------------------------
Commercial Paper                        *                    +                  *                *
----------------------------------------------------------------------------------------------------------
Variable Rate Master Demand
Notes                                   *                    +                  *                *
----------------------------------------------------------------------------------------------------------
US Government Securities                *                    +                  *                *
----------------------------------------------------------------------------------------------------------
Custodial Receipts                      *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Zero Coupon Securities and
Deferred Interest Bonds                 +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Variable Rate Securities                +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Inverse Floating Rate
Securities                              *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities            5%                   5%                  +               17%
----------------------------------------------------------------------------------------------------------
Put Bonds                               *                    *                  *                *
----------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------------
Municipal Notes                         *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Tax Anticipation Notes                  *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Revenue Anticipation Notes              *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Bond Anticipation Notes                 *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Tax and Revenue Anticipation
Notes                                   *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Construction Loan Notes                 *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Miscellaneous, Temporary and
Anticipatory Instruments                *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Tax-Exempt Commercial Paper             *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Municipal Securities                    *                    *                  *                *
----------------------------------------------------------------------------------------------------------



                                       6

----------------------------------------------------------------------------------------------------------
                                                                          Scudder         Scudder Total
                                  Scudder Fixed        Scudder Short      High Income     Return Bond
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Fund
----------------------------------------------------------------------------------------------------------
KEY TO TABLE:


+        Permitted without limit

*        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted


20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------------
General Obligation Bonds                *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Revenue Bonds                           *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Private Activity Bonds                  *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Tender Option Bonds                     *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Municipal Leases,
Certificates of Participation
and Other Participation
Interests                              5%                   5%                  5%              5%
----------------------------------------------------------------------------------------------------------
Pre-Refunded Securities                 *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Auction Rate Securities                 *                    *                  *                *
----------------------------------------------------------------------------------------------------------
Pay-in-Kind Securities                  X                    X                  *                *
----------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
----------------------------------------------------------------------------------------------------------
Options on Securities                   X                    X                  +                +
----------------------------------------------------------------------------------------------------------
Options on Securities Indices           X                    X                  +                +
----------------------------------------------------------------------------------------------------------
Options on Non-US Securities
ndices                                  X                    X                  +                +
----------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
----------------------------------------------------------------------------------------------------------
Futures Contracts                       X                    X                  +                +
----------------------------------------------------------------------------------------------------------
Futures Contracts on
Securities Indices                      X                    X                  +                +
----------------------------------------------------------------------------------------------------------
Options on Futures Contracts
(including Contracts on
Securities Indices)                     X                    X                  +                +
----------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
----------------------------------------------------------------------------------------------------------
Swap Agreement                          X                    X                  +                X
----------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
----------------------------------------------------------------------------------------------------------
Hedging Strategies                      X                    X                  +                +
----------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------
Government Guaranteed                   +                    +                  +                +
Mortgage-Backed Securities
----------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                 +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                 +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                +                    +                  +                +
----------------------------------------------------------------------------------------------------------



                                       7

----------------------------------------------------------------------------------------------------------
                                                                          Scudder         Scudder Total
                                  Scudder Fixed        Scudder Short      High Income     Return Bond
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Fund
----------------------------------------------------------------------------------------------------------

KEY TO TABLE:

+        Permitted without limit

*        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted


20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed
Securities (CMOs and REMICs)            +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Private Issued Mortgage
-Backed Securities                      +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Asset-Backed Securities                 +                   40%                 +                +
----------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
----------------------------------------------------------------------------------------------------------
Foreign Securities &                  25%1                 25%1                 +2             35%^1
Depository Receipts (ADRs,
EDRs, GDRs and IDRs)
----------------------------------------------------------------------------------------------------------
Foreign Corporate Debt
Securities                            25%1                 25%1                 +2             25%^2
----------------------------------------------------------------------------------------------------------
Foreign Government Debt
Securities                            25%1                 25%1                 +2             25%^2
----------------------------------------------------------------------------------------------------------
Investments in Emerging
Markets                                 X                    X                  +               7%
----------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
----------------------------------------------------------------------------------------------------------
Currency Exchange Transactions          X                    X                  +                +
----------------------------------------------------------------------------------------------------------
Currency Hedging Transactions           X                    X                  +                +
----------------------------------------------------------------------------------------------------------
Forward Currency Exchange
Contracts                               X                    X                  +                +
----------------------------------------------------------------------------------------------------------
Options on Foreign Currencies           X                    X                  +                +
----------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
----------------------------------------------------------------------------------------------------------
Illiquid Securities                    15%                  15%                15%              15%
----------------------------------------------------------------------------------------------------------
When-Issued and Delayed
Delivery Securities                     +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Repurchase Agreements                   +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                   +                    +                  +                +
----------------------------------------------------------------------------------------------------------
Lending of Portfolio
Securities                              X                 33 1/3%            33 1/3%          33 1/3%
----------------------------------------------------------------------------------------------------------
Borrowing (including reverse
repurchase agreements)                 10%                33 1/3%            33 1/3%          33 1/3%
----------------------------------------------------------------------------------------------------------
Short Sales                             X                    *                  *                *
----------------------------------------------------------------------------------------------------------



                                       8

----------------------------------------------------------------------------------------------------------
                                                                          Scudder         Scudder Total
                                  Scudder Fixed        Scudder Short      High Income     Return Bond
INVESTMENT PRACTICE                Income Fund         Duration Fund      Plus Fund       Fund
----------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

*        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted


20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------------
Other Investment Companies             10%                  10%                10%              10%
----------------------------------------------------------------------------------------------------------
Temporary Defensive                    20%                  20%                20%              35%
Investments
----------------------------------------------------------------------------------------------------------


^1       US dollar-denominated securities only.

^2       May be denominated in any currency.

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Put Bonds. Each of the Funds may invest in "put" bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Each of the Funds may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered US Government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by Standard & Poor's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission").


Lower Quality Debt Obligations "Junk-Bonds." Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.


Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.


As discussed above, Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, each Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.


The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Convertible And Preferred Securities. Subject to its investment objectives and policies, each Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Each Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


Warrants. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.


Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service ("IRS") will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed and Asset-Backed Securities

General. Each Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In
addition,   there  is  the  possibility  that,  in  some  cases,  recoveries  on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Funds do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.


The Scudder Total Return Bond Fund, Scudder Fixed Income Fund and Scudder Short Duration Fund may at times, invest a significant percentage of their assets in CMOs.


Asset-Backed Securities. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments. The Scudder Short Duration Fund may, at times, invest a significant percentage of its assets in asset-backed securities.

Securities of Foreign Issuers


Foreign Securities. Subject to their respective investment objectives and policies, each of the Funds may invest in securities of foreign issuers and supranational entities. While the non-US investments of Scudder High Income Plus Fund and Scudder Total Return Bond Fund may be denominated in any currency, the investments of Scudder Fixed Income Fund and Scudder Short Duration Fund in foreign securities may be denominated only in the US dollar. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases Scudder High Income Plus Fund's or Scudder Total Return Bond Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to a Fund. If the Advisor hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation.


Foreign Government Securities. The foreign government securities in which each of the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Each of the Funds may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investment in Emerging Markets. The Scudder High Income Plus Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Equity and Equity Related Securities. The Funds may invest in common stock and preferred stock and, in addition, the Scudder High Income Plus Fund may invest in warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of a Fund, and the value of your investment.

Currency Management Techniques. The instruments involved in Currency-Related Transactions may be considered derivative instruments. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. A Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to a Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.


At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.


A Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause a Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Options On Securities, Securities Indices And Foreign Currencies


General. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Funds may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on US and non-US exchanges and over-the-counter. These instruments may be considered derivative instruments.

Written Options. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Other Considerations. The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.


When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a US or non-US securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

Futures Contracts and Related Options


General. When deemed advisable by the Advisor, Scudder High Income Plus Fund and Scudder Total Return Bond Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Funds may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. The Funds will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of a Fund's obligations.


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.


When interest rates are rising or securities prices are falling, the Funds can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.


Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Funds proposes to acquire. The Funds may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular cash securities, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Scudder High Income Plus Fund and Scudder Total Return Bond Fund may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Other Considerations. The Scudder High Income Plus Fund and Scudder Total Return Bond Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by a Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, a Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom a Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating a Fund to purchase securities, require a Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying securities. A Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.


Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.


Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of Scudder High Income Plus Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. Each Fund, other than the Scudder Fixed Income Fund, may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, a Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.


Diversification. Each Fund, other than Scudder Total Return Bond Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" above and "Taxes" below.


Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. Each of the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

Restricted Securities. Each of the Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances.
Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                        MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds' advisor and its affiliates (including each Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code's preclearance and other requirements. Among other things, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

                                           For the Fiscal Year Ended
                                           -------------------------
                                            2002                2001
                                            ----                ----

Scudder Fixed Income Fund                  152%                161%

Scudder Short Duration Fund                211%                129%

Scudder High Income Plus Fund              132%                175%


Scudder Total Return Bond Fund*            None                None

*Scudder Total Return Bond Fund was not in operation during any of the indicated periods and, accordingly, did not have any portfolio turnover during such periods.


The Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of each Fund: 0.12%. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

                                                                 For the Fiscal Year Ended
                                                                 -------------------------
                                                  2000                     2001                     2002
                                                  ----                     ----                     ----
Scudder Fixed Income Fund                     $1,329,539                  $985,268                 $989,459

Scudder Short Duration Fund                      $38,330                   $40,243                  $56,515

Scudder High Income Plus Fund                   $409,578                  $359,280                 $420,964


Scudder Total Return Bond Fund*                   None                     None                     None

*Scudder Total Return Bond Fund was not in operation during any of the indicated periods and, accordingly, did not pay any fees during such periods.


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investment Service Company 811 Main Street, Kansas City, Missouri 64105 (the "Transfer Agent" or "SISC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., (the "Distributor" or "SDI"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Shares of the Funds are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of a Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on June 6, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

Class A, B and C Shares Only. In addition, with respect to Class A, B and C Shares of Scudder Fixed Income Fund and Scudder Short Duration Fund, these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Scudder Short Duration Fund and Scudder Fixed Income Fund may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of the respective average daily net assets attributable to such class. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)


Scudder Fixed Income Fund Class A, B and C shares were offered for the first time with their Prospectus dated June 28, 2002. Scudder Short Duration Fund Class A, B and C shares are offered for the first time with their prospectus dated February 28, 2003. The Distributor did not receive any fees for providing distribution and shareholder services to these Classes for the last fiscal year.


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. High Income Plus Fund and Fixed Income Fund have adopted plans of distribution for their Class A, B and C Shares (the "Plans"). Under each plan, each Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Board of Trustees makes a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the applicable Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for its review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to High Income Plus Fund or Fixed Income Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the respective Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following:

advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Service Plan (B, C and Investment Class Shares Only). Each Fund has adopted a service plan (the "Service Plan") with respect to it's B, C and Investment Class shares which authorizes it to compensate service organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, a Fund may enter into agreements with service organizations ("Service Agreements"). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each service organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such service organization. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans, Investment Class shares of a Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the ERISA plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

Portfolio Transactions. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. The Advisor may also consider, in placing orders for the Funds with a broker-dealer, sales of a Fund's shares, or sales of the shares of any Funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in
over-the-counter   transactions   conducted  on  an  agency  basis  involving  a
commission.

Pursuant to the management contracts, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the management contracts authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

For the fiscal years ended October 31, 2002, 2001 and 2000, the Advisor did ___ pay brokerage commissions on behalf of the Funds for research services.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Board of Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an affiliated broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

During the fiscal years ended October 31, 2002, 2001 and 2000, Fund paid _____ in brokerage commissions to any Affiliated Broker.

Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended October 31, 2002, 2001 and 2000, the Funds pay _____ brokerage commissions. Total Return Bond Fund was not in operation during any of the indicated periods, and, accordingly, paid no brokerage commissions during such periods.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ---------------------------               ---------------------------       ------------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net       Amount of Shares         Net           Amount of           of Net
           Shares Sold             Asset Value          Sold          Asset Value      Shares Sold       Asset Value
           -----------             -----------          ----          -----------      -----------       -----------
$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to in the prospectus.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                     Sales Charge
                                                                     ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ---------------          --------------
Less than $100,000                                4.50%                4.71%                   4.00%
$100,000 but less than $250,000                   3.50                 3.63                    3.00
$250,000 but less than $500,000                   2.60                 2.67                    2.25
$500,000 but less than $1 million                 2.00                 2.04                    1.75
$1 million and over                                .00**                .00**                   .00***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of a Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)      a  participant-directed  qualified  retirement  plan  described in Code
         Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedure regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent ("Flex Plan"). Orders for Class B Shares or Class C Shares by employer sponsored employee benefit plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) using the subaccount recordkeeping system made available through the Flex Plan prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount". Flex Plans set-up on the Flex recordkeeping system after October 1, 2002 automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Class C Purchases. As of February 1, 2003, Class C shares are offered at net asset value with an up-front sales charge of 1.00%. Class C shares are also subject to a contingent deferred sales charge and a Rule 12b-1 distribution and services fee.

Waiver of the Class C up-front sales charge. The up-front sales charge will not be imposed on purchases of Class C shares in connection with the following types of transactions: (1) existing Class C shareowners as of January 31, 2003, who make additional purchases of Class C shares in the same fund(s); (2) Class C shares sold in connection with certain omnibus accounts which have entered into an agreement with the Advisor and/or SDI; (3) Class C shares sold in connection with certain retirement plans which have entered into an agreement with the Advisor and/or SDI; (4) Class C shares sold through certain broker dealers which have entered into an agreement with the Advisor and/or SDI; and (5) Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003.

Note: Existing Class C shareowners who purchase Class C shares through a new account or purchase Class C shares of an additional fund will be charged the up-front sales charge.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the relevant Fund's prospectuses. The following supplements that information. The following supplements that information. The minimum initial investment for
Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial representative or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Purchase of Institutional, Investment, and Premier Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion.


                                          Annual 12b-1
                                     Distribution Fees (as
                                     a % of average daily
                    Sales Charge           net assets)         Other Information
                    ------------           -----------         -----------------

Investment             None                 0.25%                Not applicable
Class

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically

(minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions.

The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of each Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Dividends

Each Fund intends to accrue daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December. Although the Funds do not have a policy of maintaining a stable dividend, the Funds typically seek to avoid month-to-month fluctuations in the dividend. As a result, there is a risk that a Fund's dividends in a year may exceed its taxable income, which would result in a return of capital to shareholders.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                             PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by a Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects its overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.

When we advertise total return information for Class A, B and C Shares we may present actual returns for the classes as well as returns for the Institutional Class adjusted to reflect the appropriate maximum sales charges and expenses for these periods dating back to the inception date of the Fund before the inception of the Class A, B and C Shares. Total Return

Each Fund calculates total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. Each Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

                   Average Annual Total Returns (Before Taxes)

Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1 + T)^n = ERV

Where:

         P          =     hypothetical initial payment of $1,000;
         T          =     average annual total return;
         n          =     period covered by the computation, expressed in years;
         ERV        =     ending  redeemable  value of a  hypothetical  $1,000
                          payment made at the beginning of the 1-, 5- or 10-year
                          (or other) periods at the end of the applicable period
                          (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

           Average Annual Total Return (After Taxes on Distributions)

Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                               P (1 + T)^n = ATV[D]

Where:

         P           =     hypothetical initial payment of $1,000;
         T           =     average   annual   total   return   (after  taxes  on
                           distributions);
         n           =     period covered by the computation, expressed in years
         ATV[D]      =     ending value of a hypothetical $1,000 payment made at
                           the  beginning  of the 1-, 5- or  10-year  (or other)
                           periods  at  the  end of the  applicable  period  (or
                           fractional    portion),    after    taxes   on   fund
                           distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. Each Fund assumes that the redemption has no tax consequences.

Each Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

    Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                              P (1 + T)^n = ATV[DR]

Where:

         P            =    hypothetical initial payment of $1,000;
         T            =    average   annual   total   return   (after  taxes  on
                           distributions and redemption);
         n            =    period  covered  by  the  computation,  expressed  in
                           years.
         ATV[DR]      =    ending value of a hypothetical $1,000 payment made at
                           the  beginning  of the 1-, 5- or  10-year  (or other)
                           periods  at  the  end of the  applicable  period  (or
                           fractional    portion),    after    taxes   on   fund
                           distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

Each Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns After Taxes on Distributions."

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. Each Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). Each Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, each Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. Each Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Each Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

                     Aggregate Total Returns (Before Taxes)

Each Fund, when advertising aggregate total return before taxes [for a class of its shares], computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                    Aggregate Total Return = [ ( ERV ) - 1 ]
                                                 ---
                                                  P

Where:

         P          =     hypothetical initial payment of $1,000;
         ERV        =     ending  redeemable  value of a  hypothetical  $1,000
                          payment made at the beginning of the 1-, 5- or 10-year
                          (or other) periods at the end of the applicable period
                          (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations

Each Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Class A, B and C  Shares

As of October 31, 2002

                                          1 Year         5 Year        10 Year
                                          ------         ------        -------
Scudder Fixed Income Fund  Class A        4.02%          6.23%          7.23%
(Inception: 6/28/02)*
Scudder Fixed Income Fund Class B          5.12           6.26           6.92
(Inception: 6/28/02)*

                                          1 Year         5 Year        10 Year
                                          ------         ------        -------

Scudder Fixed Income Fund Class C          7.05           6.20           6.82
(Inception: 6/28/02)*

*Returns before that date are based on the historical performance of the Fund's original share class, Institutional Class.

Institutional Class Shares

As of October 31, 2002

                                          1 Year              5 Year             10 Year          Since Inception
                                          ------              ------             -------          ---------------
Average Annual Total Returns
Scudder Fixed Income Fund                 9.22%               7.50%               8.01%                   NA
(Inception: 9/18/92)

Scudder Short Duration Fund                5.28                6.16                  NA                 6.20
(Inception: 3/13/95)

Scudder High Income Plus Fund              -.02                  NA                  NA                 2.87
(Inception: 3/16/98)

Investment Class Shares

As of October 31, 2002

                                          1-Year          Since Inception
                                          ------          ---------------
Scudder Fixed Income Fund                 8.95%                7.15%
(Inception: 2/11/98)

Scudder High Income Plus Fund             -0.17                 4.99
(Inception: 9/15/98)

Premier Class Shares

As of October 31, 2002

                                          1-Year          Since Inception
                                          ------          ---------------
Scudder High Income Plus Fund             0.10%                2.02%
(Inception: 10/31/00)

If expense limitations for a Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

A Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, a Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Lipper, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual Fund industry and rank mutual Fund performance); (b) the CDA Mutual Fund Report published by CDA Investment
Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual Fund industry); (c) the Consumer Price Index published by the US Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities shall be valued at prices supplied by the Fund's Approved Pricing Agent for such securities (which are intended to reflect the bid prices), if available, and otherwise shall be valued at the average of the most recent bid quotations or evaluated prices, as applicable, on the Value Date, obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price, if applicable, as of the Value Time on such exchange. The closing settlement time for valuing certain futures contracts (and options thereon), such as S&P 500 and Nasdaq 100 contracts, is normally the close of trading on the futures exchange for those contracts, which is shortly after 4:00 p.m. Foreign currency forward contracts shall be valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate on the Value Date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds/portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's/Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term " reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Investments in "passive foreign investment companies" could result in fund-level US federal income tax or other charges on certain distributions from or the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's/Portfolio's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and post October loss carryover to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds (as defined in the 1940 Act) (an "Independent Trustee"). Information for each Non-Independent Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Non-Interested Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served^1,^2                During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the           67
2/3/47                     Board, Weirton Steel Corporation3 (April 1996 to present); Member of
Trustee since 2002         the Board, Hollinger International, Inc.3 (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell
                           Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.3 International Advisory Council
                           (July 1996 to present). Formerly, Partner, McKinsey & Company
                           (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms
                           Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board,
                           Homestake Mining3 (mining and exploration) (1998-February 2001), Archer
                           Daniels Midland Company3 (agribusiness operations) (October 1996-June
                           2001) and Anchor Gaming (gaming software and equipment) (March
                           1999-December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix            65
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (June 1989-May 1992), Coutts (USA) International (January 1992-March
                           2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March
                           1999); General Partner, Pemco (investment company) (June 1979-June
                           1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber            Nomura Professor of Finance, Leonard N. Stern School of Business, New         66
7/15/37                    York University (since September 1964); Trustee, CREF (Pension Fund)
Trustee since 2002         (since January 2000); Director, S.G. Cowen Mutual Funds (January
                           1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           2000) (registered investment companies). Formerly, Trustee, TIAA
                           (Pension Fund) (January 1996-January 2000).
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Soundview         65
05/27/37                   Technology Group Inc. (investment banking) (July 1998 to present),
Trustee since 2002         Corvis Corporation3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds
                           (registered investment companies) (March 1998 to present). Formerly,
                           Director, Circon Corp.3 (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------



                                       55

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served^1,^2                During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance          65
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 2002         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000) and Vice Dean and Director, Wharton Undergraduate
                           Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since        65
01/31/33                   1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 1993         (since 1985) and Trustee of 22 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel            President and Chief Executive Officer, The Pew Charitable Trusts              65
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts
                           (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company
                           (investment trust and wealth management) (1994-2002).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.        Principal, Philip Saunders Associates (Economic and Financial                 65
10/11/35                   Consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy           Pension & Savings Trust Officer, Sprint Corporation3                          65
09/03/46                   (telecommunications) (since November 1989); Trustee of 22 open-end
Trustee since 1993         mutual funds managed by Sun Capital Advisers, Inc. (since November
                           1998).
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth         President, Robert H. Wadsworth Associates, Inc. (consulting firm)             68
1/29/40                    (May 1982 to present). Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999-June
                           2002); President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc.
                           (registered investment company) (June 1994-November 1998).
                           * Inception date of the corporation which was the predecessor to the
                           L.L.C.
--------------------------------------------------------------------------------------------------------------------

                                       56

Interested Trustee

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served^1,^2                During the Past 5 Years                                                 Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale^4          Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche           200
7/17/45                    Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present);
Chairman since             Director and President, Investment Company Capital Corp. (registered
August 16, 2002            investment advisor) (1996 to present); Director, Deutsche Global Funds,
and Trustee since 1999     Ltd. (2000 to present), CABEI Fund (2000 to present), North American
                           Income Fund (2000 to present) (registered investment companies);
                           Director, Scudder Global Opportunities Fund (since 2003);
                           Director/Officer Deutsche/Scudder Mutual Funds (various dates);
                           President, Montgomery Street Securities, Inc. (2002 to present)
                           (registered investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); formerly, Director, ISI Family of
                           Funds (registered investment company; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^5   Managing Director of Deutsche Asset Management, Inc., Vice President and Director of
8/30/58                    Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children)
President since 2002       (since 1990); President and Director, Scudder Service Corp., Scudder Financial Services,
                           Inc., Scudder Investments Service Company.
---------------------------------------------------------------------------------------------------------------------
David W. Baldt^6           Managing Director of Active Fixed Income, Deutsche Asset Management, Inc. (1989-present)
7/4/49
Vice President
since 1995
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5           Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director,
10/13/63                   John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund
Vice President and         Services (1987-1992).
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5         Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant;
8/5/57                     Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex.
Treasurer since 2002       Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers &
                           Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Secretary since 2002       Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                           Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------------


                                       57

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche
9/14/60                    Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Assistant Secretary
since 2002
---------------------------------------------------------------------------------------------------------------------
Amy M. Olmert              Director, Deutsche Asset Management (1999-present); Certified Public Accountant.
5/14/63                    Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.)
Assistant Secretary        (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now
since 2002                 PricewaterhouseCoopers LLP) (1988-1997).
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson           Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)
4/1/62                     (1989-1997)
Assistant Secretary,
since 2002
---------------------------------------------------------------------------------------------------------------------

^1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which this fund is a series.

^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

^5       Address: Two International Place, Boston, Massachusetts.

^6       Address: 150 S. Independence Square West, Philadelphia, PA 19106.

Trustee Ownership in the Funds

                                                                                 Aggregate Dollar Range of
                                                                                  Ownership as of 12/31/02
                                          Dollar Range of Beneficial              in all Funds Overseen by
Trustee                                  Ownership in the Funds^1,^ 2           Trustee in the Fund Complex^3
-------                                  ----------------------                 ---------------------------

Independent Trustees:
---------------------
Richard R Burt*                             $0                                      Over $100,000
S. Leland Dill                              $0                                      Over $100,000
Martin J. Gruber                            $0                                      $10,001-$50,000
Joseph R. Hardiman*                         $1-$10,000                              Over $100,000
Richard J. Herring                          $10,001-$50,000                         $50,001-$100,000
Graham E. Jones                             $1-$10,000                              Over $100,000
Rebecca W. Rimel*                           $0                                      Over $100,000
Philip Saunders, Jr.                        $0                                      Over $100,000
William N. Searcy                           $0                                      $1-$10,000


                                       58

                                                                                 Aggregate Dollar Range of
                                                                                  Ownership as of 12/31/02
                                          Dollar Range of Beneficial              in all Funds Overseen by
Trustee                                  Ownership in the Funds^1,^ 2           Trustee in the Fund Complex^3
-------                                  ----------------------                 ---------------------------

Independent Trustees:
---------------------

Robert H. Wadsworth*                        $0                                      Over $100,000

Interested Trustee
------------------

Richard T. Hale                             $0                                      Over $100,000

^1 The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^2 The Funds include Scudder Fixed Income Fund, Scudder Short Duration Fund and Scudder High Income Plus Fund.

^3 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of The Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

                                                                                   Value of         Percent of
                               Owner and                                        Securities on      Class on an
                              Relationship                                       an Aggregate       Aggregate
Independent Trustee            to Trustee        Company      Title of Class        Basis             Basis
-------------------            ----------        -------      --------------        -----             -----
Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None
Richard Herring                                   None
Graham E. Jones                                   None
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None

As of December 31, 2002, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each Fund.

Information Concerning Committees and Meetings of Trustees

 The Boards of Trustees of the Trust met five times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committee:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Trustees. The Audit Committee met five times during the calendar year.

Pricing Committee: The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. Messrs. Hale, Jones and Searcy are members of the Pricing Committee, while Messrs. Burt, Dill, Saunders and Wadsworth are alternates. Only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met six times during the most recent calendar year.

Remuneration. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2002.


                                Retirement      Pension or         Total
                              Compensation       Benefits       Compensation
                            from the Scudder    Accrued as        Paid to
                            High Income Plus   Part of Fund    Trustees from
Name of Trustee                   Fund           Expenses       Fund Complex
---------------                   ----           --------       ------------

Richard R. Burt*                  $500                             $96,000
S. Leland Dill                    $520                            $102,250
Martin J. Gruber                  $500                             $99,750
Joseph R. Hardiman*               $500                             $96,000
Richard Herring                   $500                             $99,750
Graham E. Jones                 $1,950                             $80,500
Rebecca W. Rimel*                 $500                             $96,000
Philip Saunders, Jr.*             $500                             $99,750
William N. Searcy               $2,250                             $83,500
Robert H. Wadsworth*              $500                             $96,000

                                Retirement                         Total
                              Benefits          Pension or      Compensation
                              Compensation      Accrued as        Paid to
                            from the Scudder   Part of Fund    Trustees from
Name of Trustee             Fixed Income Fund    Expenses       Fund Complex
---------------             -----------------    --------       ------------

Richard R. Burt*                $1,253                             $96,000
S. Leland Dill                  $1,305                            $102,250
Martin J. Gruber                $1,253                             $99,750
Joseph R. Hardiman*             $1,253                             $96,000
Richard Herring                 $1,253                             $99,750
Graham E. Jones                 $2,703                             $80,500
Rebecca W. Rimel*               $1,253                             $96,000
Philip Saunders, Jr.*           $1,253                             $99,750
William N. Searcy               $3,003                             $83,500
Robert H. Wadsworth*            $1,253                             $96,000



                                Retirement      Pension or          Total
                              Compensation       Benefits       Compensation
                            from the Scudder    Accrued as        Paid to
                             Short Duration    Part of Fund    Trustees from
Name of Trustee                   Fund           Expenses       Fund Complex
---------------                   ----           --------       ------------

Richard R. Burt*                   $99                             $96,000
S. Leland Dill                    $103                            $102,250
Martin J. Gruber                   $99                             $99,750
Joseph R. Hardiman*                $99                             $96,000
Richard Herring                    $99                             $99,750
Graham E. Jones                 $1,549                             $80,500
Rebecca W. Rimel*                  $99                             $96,000
Philip Saunders, Jr.*              $99                             $99,750
William N. Searcy               $1,849                             $83,500
Robert H. Wadsworth*               $99                             $96,000


* Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Saunders and Wadsworth, $88,611, $29,612, $54,932, $19,333 and $29,612, respectively, was deferred pursuant to a deferred compensation plan.

Investment Advisory and Other Services

Deutsche Asset Management, Inc. ("DeAM, Inc."), 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of several management contracts (referred to collectively herein as the "Management Contracts"). Pursuant to the Management Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Effective October 6, 1999, DeAM, Inc.'s name was changed from Morgan Grenfell Inc. Under the Management Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:

          Fund                                                   Annual Rate
          ----                                                   -----------


          Scudder Fixed Income Fund                                    0.40%
          Scudder Short Duration Fund                                  0.40%
          Scudder High Income Plus Fund                                0.50%
          Scudder Total Return Bond Fund                               0.45%


Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid the Advisor during the periods indicated:

                                           For the Fiscal Year Ended October 31, 2002,
                                           -------------------------------------------
                                    2002             Amount Waived              2001                    2000
                                    ----             --------------             ----                    ----
                                                       (2002)
                                                       ------

Scudder Fixed Income Fund     $3,298,175              $97,404             $3,284,229              $4,431,798
Scudder Short Duration          $188,384              $97,835               $134,142                $127,768
Fund
Scudder High Income Plus      $1,759,840             $678,456             $1,497,001              $1,706,553
Fund
Scudder Total Return Bond           None                 None                   None                    None
Fund*

*Scudder Total Return Bond Fund was not in operation during any of the indicated periods and, accordingly, did not pay any fees during such periods.


Each Management Contract between DeAM, Inc. and the Trust, with respect to each Fund, was most recently approved on __________ by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract will continue in effect with respect to each Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contracts or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of each Fund. The Management Contracts are terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of a Management Contract (that covers more than one Fund) with respect to a Fund will not terminate or otherwise invalidate any provision of such Management Contract with respect to any other Fund. The Advisor may terminate any Management Contract at any time without penalty on 60 days' written notice to the Trust. Each Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Management Contract provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of October 31, 2002, DeAM, Inc. managed approximately $87 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment advisor.

Advisory Contract Approval

Each of the Management Contracts has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Funds' management contract and sub-advisory contract, the Board, including the Independent Trustees, carefully considered
(1) the nature and quality of services to be provided to each Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Funds and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of management contract and sub-advisory contract was in the best interests of the Funds and its shareholders. The Funds or the Advisors may terminate the Management Contract on sixty days' written notice without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

                       GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and five additional series. Until December 28, 1994, the Fixed Income Fund was a series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares and Investment shares and Class A, Class B and Class C shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B and C shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of December 31, 2002 the following shareholders owned the following respective percentages of the outstanding shares of the Funds:

As of December 31, 2002, 159,573 shares in the aggregate, or 5.32% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 295,565 shares in the aggregate, or 9.86% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Deutsche Global Bond Fund, Level 2183 Clarence Street, Sydney, Australia NSW 2000 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 232,299 shares in the aggregate, or 7.75% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Deutsche Asset Management, for the benefit of Glen Kleczka, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 501,479 shares in the aggregate, or 16.73% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of Fidelity Investments Institutional Operations Inc., for employee benefit plans, 100 Magellan Way, Covington, KY 41015 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 1,312,705 shares in the aggregate, or 43.80% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of John Dawson, trustee for John Dawson Charitable Trust, 930 Palo Alto Avenue, Palo Alto, CA 94301 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 174,556 shares in the aggregate, or 5.82% of the outstanding shares of Scudder High Income Plus Fund, Institutional Class were held in the name of National Financial Services Corporation, for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 356,945 shares in the aggregate, or 60.38% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 105,384 shares in the aggregate, or 17.82% of the outstanding shares of Scudder High Income Plus Fund, Investment Class were held in the name of National Financial Services Corporation, for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 7,716,076 shares in the aggregate, or 14.30% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of BOST & Co., for the benefit of Bell Atlantic Master Trust - Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 12,833,168 shares in the aggregate, or 23.78% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of MAC and Company, Commonwealth of PA - Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 16,723,757 shares in the aggregate, or 30.99% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of BT Preservation Plus Income Fund, c/o Banker's Trust, 130 Liberty Street, New York, NY 10006 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 5,023,246 shares in the aggregate, or 9.31% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Public School Employees Retirement System, c/o State Street PA Services, 30 N. 3rd Street, Harrisburg, PA 17101 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 5,432,394 shares in the aggregate, or 10.06% of the outstanding shares of Scudder High Income Plus Fund, Premier Class were held in the name of Arkansas Public Employees Retirement System, 124 West Capitol Street, Little Rock, AR 72201 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 9,827,528 shares in the aggregate, or 13.68% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 5,923,081 shares in the aggregate, or 8.24% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank and Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 3,983,553 shares in the aggregate, or 5.54% of the outstanding shares of Scudder Fixed Income Fund, Institutional Class were held in the name of State Street Bank and Trust Company, Custodian for Scudder Pathway Series: Conservative Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 734,810 shares in the aggregate, or 7.67% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 4,280,604 shares in the aggregate, or 44.69% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 620,668 shares in the aggregate, or 6.48% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Scudder Trust Company, Custodian for the benefit of Thrift Plan for Lonza, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 872,646 shares in the aggregate, or 9.11% of the outstanding shares of Scudder Fixed Income Fund, Investment Class were held in the name of Scudder Trust Company, Custodian for the benefit of Life Care
Centers of America, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 731,465 shares in the aggregate, or 20.60% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Scudder Trust Company, Custodian for the benefit of Commonwealth Health Systems 401(k) Plan, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 466,568 shares in the aggregate, or 13.14% of the outstanding shares of Scudder Fixed Income Fund, Class A were held in the name of Scudder Trust Company, for the benefit of Lacks Enterprises Inc. Retirement and Savings Plan, P.O. Box 1757, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 126,822 shares in the aggregate, or 7.89% of the outstanding shares of Scudder Fixed Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 3,877,238 shares in the aggregate, or 53.64% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Celanese Americas Corp., 86 Morris Avenue, Summit, NJ 07901 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 674,344 shares in the aggregate, or 9.33% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of American Friends Service Company, 1501 Cherry Street, Philadelphia, PA 19102 who may be deemed to be beneficial owner of such shares.

As of December 31, 2002, 3893,988 shares in the aggregate, or 12.36% of the outstanding shares of Scudder Short Duration Fund, Institutional Class were held in the name of Risk Enterprise Management Limited, 2540 Route 130, Suite 109, Cranbury, NY 08512 who may be deemed to be beneficial owner of such shares.

Shareholder and Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

Independent Accountants

PricewaterhouseCoopers LLP, serves as each Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

Registration Statement

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the reports of PricewaterhouseCoopers LLP, each Fund's independent accountants, as experts in accounting and auditing.

The financial statements of each Fund for the periods ended on and prior to October 31, , are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the Fund.

                                   APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                February 1, 2003

INVESTMENT ADVISOR AND ADMINISTRATOR
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
Scudder Investment Service Company
811 Main Street
Kansas City, Missouri 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Willkie, Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

SERVICE INFORMATION
Existing  accounts,  new  accounts,   prospectuses,   Statements  of  Additional
Information applications, service forms, telephone exchanges, share price and performance.

1-800-730-1313.
COMDOMSAI (06/02)

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                               February 28, 2003


Morgan Grenfell Investment Trust


Scudder European Equity Fund -- Institutional Class
Scudder European Equity Fund -- Investment Class
Scudder European Equity Fund -- Class A Shares
Scudder European Equity Fund -- Class B Shares
Scudder European Equity Fund -- Class C Shares

Scudder Emerging Markets Debt Fund -- Institutional Class

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of ten investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates only to Scudder European Equity Fund (the "European Equity Fund") and Scudder Emerging Markets Debt Fund ("the Emerging Markets Debt Fund") (each a "Fund," collectively, the "Funds").

The Emerging Markets Debt Fund is classified as "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The European Equity Fund is "diversified" within the meaning of the 1940 Act.

The Funds' Prospectuses (each a "Prospectus" and, collectively the "Prospectuses"), dated February 28, 2003, as they may be amended, revised or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without a charge by calling the Trust at the telephone number listed below. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of each Fund and should be read only in conjunction with the applicable Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for each class of each Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated October 31, 2002. A copy of each Prospectus and Annual Report may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-621-1048 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, MO 64121.

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as investment advisor to Emerging Markets Debt Fund. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as investment advisor to European Equity Fund. DeAMIS and DeAM, Inc. are referred to herein as the "Advisor" and collectively as the "Advisors." DeAMIS also serves as subadvisor for European Equity Fund. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as the Funds' principal underwriter and distributor. DeAM, Inc. serves as each Fund's administrator (the "Administrator").

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
   Investment Policies.........................................................3


TRUSTEES AND OFFICERS.........................................................48
   Code of Ethics.............................................................58

FUND SERVICE PROVIDERS........................................................58
   Investment Advisory and Other Services.....................................58

PORTFOLIO TRANSACTIONS........................................................64

PURCHASE AND REDEMPTION OF SHARES.............................................67

NET ASSET VALUE...............................................................80

PERFORMANCE INFORMATION.......................................................81

TAXES.........................................................................97

U.S. SHAREHOLDERS -- DISTRIBUTIONS...........................................100

U.S. SHAREHOLDERS -- SALE OF SHARES..........................................101

NON-U.S. SHAREHOLDERS........................................................102

STATE AND LOCAL..............................................................102

GENERAL INFORMATION ABOUT THE TRUST..........................................104

ANNUAL AND SEMI-ANNUAL REPORTS...............................................108

CONSIDERATION FOR PURCHASES OF SHARES........................................108

ADDITIONAL INFORMATION.......................................................108

FINANCIAL STATEMENTS.........................................................108

APPENDIX A...................................................................109

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not available in certain states. Please call 1-800-621-1048to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


Investment Objectives


The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.


Investment Objectives, Policies and Limitations


European Equity Fund


The Fund seeks capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics that are based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund will notify its shareholders 60 days prior to a change in its investment policy. The Fund may invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. Up to 20% of the Fund's assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality), and securities of non-European issuers (including U.S. issuers). The Fund may invest a significant portion of its assets in a single country.


Emerging Markets Debt Fund


The Fund's investment objective is total return. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities of issuers located in countries with new or emerging securities markets. The Fund will notify its shareholders 60 days prior to a change in its investment policy. These fixed income securities include high yield/high risk fixed income securities ("junk bonds"). The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Emerging securities markets include those with economic structures that are generally less diverse and mature than in the United States and political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Up to 20% of the Fund's total assets may be invested in cash equivalents and U.S. investment grade fixed income securities. The Fund may invest more than 25% of its total assets in the sovereign debt securities of issuers located in each of Russia, Brazil and Mexico. The Fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country or in a local currency. The Fund may also invest up to 10% of its total assets in credit default swaps to sell protection on sovereign credit exposure as measured by the notional value of the sovereign bond. A credit default sweep is a contract between a buyer and a seller of protection against the default of a third party. The buyer of protection pays the seller a fixed, regular fee. In the case of a credit event, the seller of protection will fully compensate the buyer.


Investment Restrictions


Fundamental Policies. The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940 Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The Trust may not, on behalf of a Fund:


(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.


(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

Additional Restrictions. In addition, European Equity Fund will adhere to the following fundamental investment restrictions:

      With respect to 75% of its total assets, the European Equity Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if
      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or
      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.


Nonfundamental Investment Restrictions


In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of a Fund:


(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.


(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.


The staff of the US Securities and Exchange Commission ("SEC") has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Advisor has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.


"Value" for the purposes of the foregoing investment restrictions means the market value used in determining each Fund's net asset value.




Investment Policies

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, each Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Funds' investment in a particular type of security is limited to a certain percentage of the Funds' assets, that percentage limitation is listed in the chart. Following the chart is a description of how each type of security and investment strategy may be used by the Funds.

---------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                          European Equity Fund              Emerging Markets Debt Fund
===============================================================================================================

KEY TO TABLE:

*   Permitted without stated limit

+   Permitted without stated limited, but not expected to be used to a significant extent

X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets;
does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets;
does not indicate actual use
---------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------

Common Stock                                           *                                    +
---------------------------------------------------------------------------------------------------------------

Warrants                                               *                                    X
---------------------------------------------------------------------------------------------------------------

Preferred Stock                                        *                                    *
---------------------------------------------------------------------------------------------------------------

Convertible Securities                                 *                                    *
---------------------------------------------------------------------------------------------------------------

Medium Capitalization Stocks                           *                                    +
---------------------------------------------------------------------------------------------------------------

Small Capitalization Stocks                            *                                    +
---------------------------------------------------------------------------------------------------------------

Micro Capitalization Stocks                            *                                    +
---------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
---------------------------------------------------------------------------------------------------------------

Short-Term Instruments                                20%                                   +
---------------------------------------------------------------------------------------------------------------

Obligations of Banks and Other                        20%                                   *
Financial Institutions
---------------------------------------------------------------------------------------------------------------

Certificates of Deposit and                           20%                                   +
Banker's Acceptances
---------------------------------------------------------------------------------------------------------------

Commercial Paper                                      20%                                   +
---------------------------------------------------------------------------------------------------------------

Variable Rate Master Demand Notes                      X                                    +
---------------------------------------------------------------------------------------------------------------

U.S. Government Securities 20% +
---------------------------------------------------------------------------------------------------------------

Custodial Receipts                                     +                                    +
---------------------------------------------------------------------------------------------------------------

Zero Coupon Securities and Deferred                    +                                    *
Interest Bonds
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                          European Equity Fund              Emerging Markets Debt Fund
===============================================================================================================

KEY TO TABLE:

*   Permitted without stated limit

+   Permitted without stated limited, but not expected to be used to a significant extent

X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets;
does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets;
does not indicate actual use
---------------------------------------------------------------------------------------------------------------
Variable Rate Securities                              20%                                   *
---------------------------------------------------------------------------------------------------------------

Inverse Floating Rate Securities                      5%                                   5%
---------------------------------------------------------------------------------------------------------------

Lower-Rated Debt Securities                            +                                    *
---------------------------------------------------------------------------------------------------------------

Registered Loans                                       +                                    *
---------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
---------------------------------------------------------------------------------------------------------------

Options on Securities                                  *                                    *
---------------------------------------------------------------------------------------------------------------

Options on Securities Indices                          *                                    *
---------------------------------------------------------------------------------------------------------------

Options on Non-US Securities Indices                   *                                    *
---------------------------------------------------------------------------------------------------------------

Yield Curve Options                                    *                                    *
---------------------------------------------------------------------------------------------------------------

Spreadlocks                                            *                                    *
---------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
---------------------------------------------------------------------------------------------------------------

Futures Contracts                                      *                                    *
---------------------------------------------------------------------------------------------------------------

Futures Contracts on Securities                        *                                    *
Indices
---------------------------------------------------------------------------------------------------------------

Options on Futures Contracts                           *                                    *
(including Contracts on Securities
Indices)
---------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
---------------------------------------------------------------------------------------------------------------

Swaps Agreements                                       *                                    *
---------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                          European Equity Fund              Emerging Markets Debt Fund
===============================================================================================================

KEY TO TABLE:

*   Permitted without stated limit

+   Permitted without stated limited, but not expected to be used to a significant extent

X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets;
does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets;
does not indicate actual use
---------------------------------------------------------------------------------------------------------------
Hedging Strategies                                     *                                    *
---------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
---------------------------------------------------------------------------------------------------------------

Government Guaranteed                                  +                                    +
Mortgage-Backed Securities
---------------------------------------------------------------------------------------------------------------

Ginnie Mae Certificates                                +                                    +
---------------------------------------------------------------------------------------------------------------

Fannie Mae Certificates                                +                                    +
---------------------------------------------------------------------------------------------------------------

Freddie Mac Certificates                               +                                    +
---------------------------------------------------------------------------------------------------------------

Multi-Class Mortgage-Backed                            +                                    +
Securities (CMOs and REMICs)
---------------------------------------------------------------------------------------------------------------

Private Issued Mortgage -- Backed                      +                                    +
Securities
---------------------------------------------------------------------------------------------------------------

Mortgage Pass-Through Securities                       +                                    +
---------------------------------------------------------------------------------------------------------------

Stripped-Mortgage Backed Securities                    +                                    +
---------------------------------------------------------------------------------------------------------------

Adjustable Rate Mortgages                              +                                    +
---------------------------------------------------------------------------------------------------------------

Asset-Backed Securities                                +                                    +
---------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-U.S. ISSUERS
---------------------------------------------------------------------------------------------------------------

Foreign Securities & Depositary                  At least 80%                               +
Receipts (ADRs, EDRs, GDRs and IDRs)
---------------------------------------------------------------------------------------------------------------

Foreign Corporate Debt Securities                      +                                    *
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                          European Equity Fund              Emerging Markets Debt Fund
===============================================================================================================

KEY TO TABLE:

*   Permitted without stated limit

+   Permitted without stated limited, but not expected to be used to a significant extent

X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets;
does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets;
does not indicate actual use
---------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                     +                                    *
---------------------------------------------------------------------------------------------------------------

Brady Bonds                                            +                                    *
---------------------------------------------------------------------------------------------------------------

Investments in Emerging Markets                        *                              At least 80%
---------------------------------------------------------------------------------------------------------------

Region and Country Investing                           *                                    *
---------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
---------------------------------------------------------------------------------------------------------------

Currency Exchange Transactions                         *                                    *
---------------------------------------------------------------------------------------------------------------

Currency Hedging Transactions                          *                                    *
---------------------------------------------------------------------------------------------------------------

Cross Hedging                                          *                                    *
---------------------------------------------------------------------------------------------------------------

Forward Currency Exchange Contracts                    *                                    *
---------------------------------------------------------------------------------------------------------------

Options on Foreign Currencies                          *                                    *
---------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
---------------------------------------------------------------------------------------------------------------

Illiquid Securities                                   15%                                  15%
---------------------------------------------------------------------------------------------------------------

When-Issued and Delayed Delivery                       *                                    *
Securities
---------------------------------------------------------------------------------------------------------------

Repurchase Agreements                                 20%                                   *
---------------------------------------------------------------------------------------------------------------

Reverse Repurchase Agreements                       33 1/3%                              33 1/3%
---------------------------------------------------------------------------------------------------------------

Mortgage Dollar Rolls                                  +                                    *
---------------------------------------------------------------------------------------------------------------

Lending of Portfolio Securities                     33 1/3%                              33 1/3%
---------------------------------------------------------------------------------------------------------------

Borrowing                                           33 1/3%                              33 1/3%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                          European Equity Fund              Emerging Markets Debt Fund
===============================================================================================================

KEY TO TABLE:

*   Permitted without stated limit

+   Permitted without stated limited, but not expected to be used to a significant extent

X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets;
does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets;
does not indicate actual use
---------------------------------------------------------------------------------------------------------------
Short Sales                                            +                                    +
---------------------------------------------------------------------------------------------------------------

Other Investment Companies                            10%                                  10%
---------------------------------------------------------------------------------------------------------------

Temporary Defensive Investments                       20%                                  20%
---------------------------------------------------------------------------------------------------------------

Equity Securities


General. The Funds may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Funds, and thus the value of your investment. Smaller companies are especially sensitive to these factors.


Warrants


The European Equity Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.


Preferred Stock. Each of the Funds may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for each Fund.

Convertible Securities. Each of the Funds may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.


The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks

The Funds may invest in lesser-known companies with medium- and small-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium- and small-market capitalization companies in which the Funds may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality" which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

Fixed Income Securities and Money Market Instruments


General. The Funds may invest in fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.


The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed-Income Security Risk. Fixed income securities generally expose the Funds to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


Short-Term Instruments. When the Funds experience large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Funds may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Funds' assets may be invested in such short-term instruments.



Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(5) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated A or higher by S&P or Moody's or outstanding commercial paper or bank obligations rated A-2 by S&P or Prime-2 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. The Funds may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks only when the Advisor determines that the credit risk with respect to the instrument is minimal. Obligations of domestic and foreign financial institutions in which the Funds may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.


For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Funds may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


Commercial Paper. Each Fund may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by a Fund must be rated in the highest short-term rating category by any two Nationally Recognized Statistical Rating Organizations ("NRSRO") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Variable Rate Master Demand Notes. The Emerging Markets Debt Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


For a description of commercial paper ratings, see the Appendix to this SAI.


US Government Securities. The Funds may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank.

Custodial Receipts. The Funds may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."


The Funds may acquire US government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.


Zero Coupon Securities and Deferred Interest Bonds. The Funds may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."


Variable Rate Securities. The Funds may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes." The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Funds could suffer a loss if the issuer defaults or during periods in which the Funds are not entitled to exercise their demand rights. See "Illiquid Securities."

Inverse Floating Rate Securities. The interest rate on inverse floating rate securities ("inverse floaters") resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See "Illiquid Securities."


Yields and Ratings. The yields on certain obligations in which the Funds may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.


Lower-Rated Debt Securities ("Junk Bonds" or "High Yield Debt Securities"). The Funds may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by an NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Funds' ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for a Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of that Fund.

Rating Downgrades. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. The European Equity Fund will not continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of the Fund's net assets would consist of such securities.


Registered Loans. The Funds may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, each Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Funds' ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, each Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to each Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure each Fund's ability to receive such interest, each Fund will make such sales only to parties that agree to pay the amount of such interest to each Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, each Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from each Fund.

To further assure the Funds' ability to receive interest and principal on registered loans, the Funds will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Advisor. For purposes of the Funds' issuer diversification and industry concentration policies, each Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Funds sell a loan without interest, they will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.


Other Debt Obligations. The Funds may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality.

Derivative Securities

General. The Funds may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Funds may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Funds from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.


There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Funds will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Funds. The use of derivatives for non-hedging purposes may be considered speculative.


The Funds' investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Funds' return. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Derivative Securities:  Options


Options on Securities. The Funds may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Funds may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Funds may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Funds. All options written by the Funds are "covered."

A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.


When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, that Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Funds have no control, the Funds must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by a Fund is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Funds will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Funds have no control, the Funds must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may enter into a "closing sale transaction" which involves liquidating a Fund's position by selling the option previously purchased. Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, that Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.


The Funds may also purchase call and put options on any securities in which they may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle A Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.


The Funds may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The Funds will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Funds enter into such options transactions.


Options on Securities Indices. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Funds would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Funds would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Funds of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds' portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Funds' activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Options on Foreign Securities Indices. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds will write call options only if they are "covered." The Funds may also purchase and write OTC options on foreign securities indices.


The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. The Funds may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one-time cash payment between a Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Derivative Securities:  Futures Contracts and Options on Futures Contracts


General. The Funds may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a foreign currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Funds may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Funds are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Funds or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of each Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


The Funds' futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), each Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. A Fund may not invest more than 25% of its total assets in purchased protective put options.


The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, or corporate debt securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day a Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect a Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market. The segregated assets maintained to cover a Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Funds, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, that Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


Futures Contracts on Securities Indices. The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Funds may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Funds will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Funds' holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that that Fund intends to purchase.

If a put or call option a Fund has written is exercised, that Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk a Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities:  Swap Agreements

General. The Funds may enter into swaps relating to indices, currencies, interest rates, equity and debt interests without limit. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See "Illiquid Securities."


The Funds will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. In addition, the Funds will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Funds will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See "Illiquid Securities." Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.

Derivative Securities: Hedging Strategies

Hedging Strategies. The Funds may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk.

The Funds might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that a Fund will be unable to close out or liquidate its hedged position.


A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Fund's assets.


In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Fund engages in the strategies described above, a Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. A Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Funds may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. The Funds' investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Funds are permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with each Fund's investment policies and objectives.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Funds may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). The Funds may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Funds does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Backed Securities. The Funds may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. The Funds may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the Commission, the Advisor will consider privately issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. The Funds may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Funds may invest are limited to those which are readily marketable and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Funds will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers


General. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including US dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of US banks. While investments in securities of foreign issuers and non-US dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Funds' assets, political or social instability or diplomatic developments which could affect investments in foreign securities. The European Equity Fund intends to invest in at least three foreign countries.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Funds may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See "Other Investment Companies."


Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. The Funds may invest in debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Foreign Government Debt Securities. The Funds may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Investors should recognize that, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

Investments in Emerging Markets. Each Fund may invest, to varying degrees, in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets. See "Illiquid Securities."

As legal systems in emerging countries develop, the Funds may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.


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


For purposes of each Fund's investment objectives, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.


Currency Management

General. In connection with the Funds' investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Funds may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Funds from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. Each Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which a Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.


Cross Hedging. At the discretion of the Advisor, each of the Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Funds' total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.


Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Funds will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Funds' ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Funds' assets that are the subject of such cross-hedges are denominated.

A Fund will segregate cash or liquid securities in an amount equal to the value of a Fund's total assets committed to the consummation of forward currency contracts requiring that Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

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The Emerging Markets Debt Fund may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that the Emerging Markets Debt Fund's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).

Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so.

Options on Foreign Currencies. The Funds may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Funds may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Funds may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Funds may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Funds may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Funds also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.


There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Funds pay brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Funds' active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause a Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.


Asset Coverage. The Funds will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities to the extent that Fund's obligations, with respect to these strategies, are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed a Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, a Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.


Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. A Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of a Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Foreign Securities. The value of each Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Funds must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Funds' currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, a Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


Emerging Markets. The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Bermuda, Belgium, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Qatar, Singapore, Spain, Sweden, Switzerland, the United Arab Emirates, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Armenia, Azerbaijan, Bahrain, Bangladesh, Barbados, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote d'Ivoire, Croatia, the Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Fiji, Ghana, Greece, Guatemala, Honduras, Hungary, India, Indonesia, Iran, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Latvia, Lebanon, Lithuania, Macedonia, Malta, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Morocco, Namibia, Nepal, Nigeria, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Saudi Arabia, Slovakia, Slovenia, South Africa, Sri Lanka, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Uzbekistan, Venezuela, West Bank and Gaza, Yugoslavia, Zambia and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. See "Illiquid Securities."


Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (1) authoritarian governments or military involvement in political and economic decision-making; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies;
(4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. A Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. See "Illiquid Securities."

Furthermore, each Fund may invest in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.


Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event would require that Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.


Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from that Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.


Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.


TBA Purchase Commitments. The Funds may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Fund until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions only with US or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent). Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and that Fund to resell, the obligation at an agreed price and time, thereby determining the yield during that Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, a Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.


Reverse Repurchase Agreements. Each Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Funds may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time a Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.


Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. At the time a Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.

Lending of Portfolio Securities. Each Fund may lend its portfolio securities (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. The Funds will not lend securities to the Advisors, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending their securities, the Funds may increase their income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

The Funds will adhere to the following conditions whenever securities are loaned: (1) the Funds must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower;
(2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Funds must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, a Fund continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, a Fund is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Funds' lending agent and may share in revenue received from securities lending transactions as compensation for this service.


Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."


Short Sales. The Funds may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow a Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Funds engage in a short sale, the collateral for the short position will be segregated.


The Funds do not intend to engage in short sales against the box for investment purposes. Each Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


Other Investment Companies. Each Fund may invest in the securities of other US-registered investment companies. Each Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Funds may invest all or a portion of its assets in cash and investment grade money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-2 by S&P or P-2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.


Diversification. The European Equity Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes."

The Emerging Markets Debt Fund is "non-diversified" under the 1940 Act, which means that the Emerging Markets Debt Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Emerging Markets Debt Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Emerging Markets Debt Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

The Emerging Markets Debt Fund is subject to certain federal tax diversification requirements and to the policies adopted by the Advisor. To qualify as a "regulated investment company," the Emerging Markets Debt Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Emerging Markets Debt Fund will not own more than 10% of the outstanding voting securities of a single issuer. These federal tax diversification requirements are subject to certain qualifications and exceptions.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).




                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds affairs and for exercising the Trust/Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds (as defined in the 1940 Act) (an "Independent Trustee"). Information for each Non-Independent Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Non-Interested Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the           67
2/3/47                     Board, Weirton Steel Corporation(3) (April 1996 to present); Member of
Trustee since 2002         the Board, Hollinger International, Inc.(3) (publishing) (1995 to present), HCL Technologies Limited (information
                           technology) (April 1999 to present), UBS Mutual Funds
                           (formerly known as Brinson and Mitchell Hutchins
                           families of funds) (registered investment companies)
                           (1995 to present); and Member, Textron Inc.(3)
                           International Advisory Council (July 1996 to
                           present). Formerly, Partner, McKinsey & Company
                           (consulting) (1991-1994) and US Chief Negotiator in
                           Strategic Arms Reduction Talks (START) with former
                           Soviet Union and US Ambassador to the Federal
                           Republic of Germany (1985-1991); Member of the Board,
                           Homestake Mining(3) (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company(3)
                           (agribusiness operations) (October 1996-June 2001)
                           and Anchor Gaming (gaming software and equipment)
                           (March 1999-December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix            65
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (June 1989-May 1992), Coutts (USA) International (January 1992-March
                           2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March
                           1999); General Partner, Pemco (investment company) (June 1979-June
                           1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New          66
7/15/37                    York University (since September 1964); Trustee, CREF (Pension Fund)
Trustee since 2002         (since January 2000); Director, S.G. Cowen Mutual Funds (January
                           1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           2000) (registered investment companies). Formerly,
                           Trustee, TIAA (Pension Fund) (January 1996-January
                           2000).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Soundview         65
05/27/37                   Technology Group Inc. (investment banking) (July 1998 to present),
Trustee since 2002         Corvis Corporation(3) (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds
                           (registered investment companies) (March 1998 to present). Formerly,
                           Director, Circon Corp.(3) (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance          65
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 2002         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000) and Vice Dean and Director, Wharton Undergraduate
                           Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since        65
01/31/33                   1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 1993         (since 1985) and Trustee of 22 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts               65
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew
                           Charitable Trusts (1988-1994); Director, ISI Family
                           of Funds (registered investment companies)
                           (1997-1999) and Director, The Glenmede Trust Company
                           (investment trust and wealth management) (1994-2002).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.        Principal, Philip Saunders Associates (Economic and Financial                 65
10/11/35                   Consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Pension & Savings Trust Officer, Sprint Corporation3                           65
09/03/46                   (telecommunications) (since November 1989); Trustee of 22 open-end
Trustee since 1993         mutual funds managed by Sun Capital Advisers, Inc. (since November
                           1998).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May         68
1/29/40                    1982 to present). Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999-June
                           2002); President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc.
                           (registered investment company) (June 1994-November 1998).
                           * Inception date of the corporation which was the predecessor to the
                           L.L.C.
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale(4)         Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche            200
7/17/45                    Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present);
Chairman since August 16,  Director and President, Investment Company Capital Corp. (registered
2002 and Trustee           investment advisor) (1996 to present); Director, Deutsche Global Funds,
since 1999                 Ltd. (2000 to present), CABEI Fund (2000 to present),
                           North American Income Fund (2000 to present)
                           (registered investment companies); Director, Scudder
                           Global Opportunities Fund (since 2003);
                           Director/Officer Deutsche/Scudder Mutual Funds
                           (various dates); President, Montgomery Street
                           Securities, Inc. (2002 to present) (registered
                           investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); formerly,
                           Director, ISI Family of Funds (registered investment
                           company; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of         Business Experience and Directorships
Time Served(1,2)           During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.(5)  Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and
8/30/58                    Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids,
President since 2002       Inc. (serves at risk children) (1990-present); President and Director, Scudder Service
                           Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder
                           Investments Service Company (2001-present).
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of         Business Experience and Directorships
Time Served(1,2)           During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5)          Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director,
10/13/63                   John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund
Vice President and         Services (1987-1992).
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(5)        Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President
8/5/57                     and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer since 2002       (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Secretary since 2002       Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                           Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson           Managing Director of Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002
---------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)   Mr. Hale is a Trustee who is an "interested person" within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

(5)   Address: Two International Place, Boston, Massachusetts.

Trustee Ownership in the Funds

                                                                                         Aggregate Dollar Range of
                                                               Dollar Range of           Ownership as of 12/31/02
                                   Dollar Range of         Beneficial Ownership in       in Every Fund Overseen by
                               Beneficial Ownership in             Emerging                   Trustee in the
Trustee                        European Equity Fund(1)     Markets Debt Fund(1)              Fund Complex(2,3)
-------                        -----------------------     --------------------              -----------------

Independent Trustees:
---------------------

Richard R Burt                      None                        None                            Over $100,000
S. Leland Dill                      None                        None                            Over $100,000
Martin J. Gruber                    None                        None                            $10,001-$50,000
Joseph R. Hardiman                  None                        None                            Over $100,000
Richard J. Herring                  None                        None                            $50,001-$100,000
Graham E. Jones                     $1 - $10,001                None                            Over $100,000
Rebecca W. Rimel                    None                        None                            Over $100,000
Philip Saunders, Jr.                None                        None                            Over $100,000
William N. Searcy                   None                        None                            $1-$10,000
Robert H. Wadsworth                 None                        None                            Over $100,000

Interested Trustee
------------------

Richard T. Hale                     None                        None                            Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Funds' deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

(3)   Morgan Grenfell Investment Trust, and its series:
      International Select Equity Fund
      European Equity Fund
      Emerging Markets Equity Fund
      Emerging Markets Debt Fund
      Fixed Income Fund
      Municipal Bond Fund
      Short Duration Fund (previously known as Short-Term Fixed Income Fund) Short-Term Municipal Bond Fund
      High Income Plus Fund (previously known as High Yield Bond Fund)
      Micro Cap Fund Total Return Bond Fund

As of February 11, 2003, the Corporation's Directors and Officers, as a group, owned less than 1% of each Funds' outstanding Class A, B, C, Institutional and Investment Shares, as applicable.

To the best of the Funds' knowledge, as of February 11, 2003, no person owned more than 5% of each class of the Funds' outstanding shares except as noted below.

As of February 11, 2003, 7,327 shares in the aggregate, or 31.09% of the outstanding shares of Scudder European Equity Fund, Class A were held in the name of Bear Stearns Securities Corp., for the benefit of account 657-95475-11, 1 Metrotech Center North, Brooklyn, NY 11201-3870, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 5,108 shares in the aggregate, or 21.68% of the outstanding shares of Scudder European Equity Fund Class A were held in the name of Investment Company Capital Corp., Attn. Mr. Vito Seta, 280 Park Avenue, 28th Floor, New York, NY 10017-1216, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 3,678 shares in the aggregate, or 15.61% of the outstanding shares of Scudder European Equity Fund, Class A were held in the name of NFSC, for the benefit of Ms. Deanna Baker, account #0JR-658413, 25712 Floral Court, Valencia, CA 91355-2138, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 1,498 shares in the aggregate, or 6.36% of the outstanding shares of Scudder European Equity Fund, Class A were held in the name of Morgan Stanley DW Inc., for the benefit of Mr. Scott Perrotty, P.O. Box 250, New York, NY 10008-0250, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 7,100 shares in the aggregate, or 24.09% of the outstanding shares of Scudder European Equity Fund, Class B were held in the name of Legg Mason Wood Walker, Inc, for the benefit of account 396-00927-10, P.O. Box 1476, Baltimore, MD 21203-1476, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 5,068 shares in the aggregate, or 17.20% of the outstanding shares of Scudder European Equity Fund Class B were held in the name of Investment Company Capital Corp., Attn. Mr. Vito Seta, 280 Park Avenue, 28th Floor, New York, NY 10017-1216, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 4,820 shares in the aggregate, or 16.35% of the outstanding shares of Scudder European Equity Fund, Class B were held in the name of BNY Clearing Services, LLC, for the benefit of account 3631-3737, 111 East Kilbourn Avenue, Milwaukee, WI 53202-6633, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 3,053 shares in the aggregate, or 10.36% of the outstanding shares of Scudder European Equity Fund, Class B were held in the name of NFSC, for the benefit of Mr. Joseph J. Giampa, account #HDM-204366, 8 Wellings Street, Haverhill, MA 01830-2865, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 2,814 shares in the aggregate, or 9.55% of the outstanding shares of Scudder European Equity Fund, Class B were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 2,110 shares in the aggregate, or 7.16% of the outstanding shares of Scudder European Equity Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Ms. Laurie R. Brady, P.O. Box 348, Pittsford, NY 14534-0348, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 24,535 shares in the aggregate, or 45.88% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of NFSC, for the benefit of Mr. Lloyd M. Sanchez and Ms. Dorothy B. Sanchez for the benefit of Mr. Richard L. Sanchez, account #STL-752517, 2405 Quincy Street NE, Albuquerque, NM 87110-4047 who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 8,795 shares in the aggregate, or 16.45% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 6,640 shares in the aggregate, or 12.42% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of BNY Clearing Services, LLC, for the benefit of Mr. Frank Allington, account #1072-3303, 111 East Kilbourn Avenue, Milwaukee, WI 53202-6633, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 5,068 shares in the aggregate, or 9.48% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Investment Company Capital Corp., Attn. Mr. Vito Seta, 280 Park Avenue, 28th Floor, New York, NY 10017-1216, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 3,876 shares in the aggregate, or 7.25% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Bear Stearns Securities Corp., for the benefit of account 657-97280-19, 1 Metrotech Center North, Brooklyn, NY 11201-3870, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 215,660 shares in the aggregate, or 50.83% of the outstanding shares of Scudder European Equity Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 117,737 shares in the aggregate, or 27.75% of the outstanding shares of Scudder European Equity Fund, Investment Class were held in the name of National Financial Services Corp., for the exclusive benefit of our customers, Attn. Mutual Funds-No Loads-5th Floor, 200 Liberty Street, 1 World Financial Center, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares. As of February 11, 2003, 36,770 shares in the aggregate, or 8.67% of the outstanding shares of Scudder European Equity Fund, Investment Class were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 227,998 shares in the aggregate, or 35.92% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of National Financial Customer for the benefit of Mr. Phillip
J. Cannella III, account #APD646300, 1 Crows Nest Circle, West Chester, PA 19382-8517, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 83,360 shares in the aggregate, or 12.98% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 78,750 shares in the aggregate, or 12.41% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of Remy Capital Partners II LP, 1801 Century Park East, Suite 1111, Los Angeles, CA 90067-2313, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 71,819 shares in the aggregate, or 12.26% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of National Investor Services Corp., for the exclusive benefit of our customers, 55 Water Street, Floor 32, New York, NY 10041-0028, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 8,584,174 shares in the aggregate, or 47.77% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Public School Employees Retirement System, c/o State Street Pennsylvania Services, 30 North 3rd Street, Suite 750, Harrisburg, PA 17101-1712, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 2,337,921 shares in the aggregate, or 13.01% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Bost & Co., for the benefit of account #TRWF4115002, Attn. Mutual Fund Operation, P.O. Box 3198, Pittsburgh, PA 15230-3198, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 2,163,450 shares in the aggregate, or 12.04% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Mellon Nominees, for the benefit of account #SWBF6957002, 121 East Wilson Street, P.O. Box 7847, Madison, WI 53707-7847, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 1,515, 476 shares in the aggregate, or 8.43% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Master Trust pursuant to the Hewlett Packard Deferred Profit Sharing Plan & Retirement Fund, 3000 Hanover Street, Palo Alto, CA 94394-1112, who may be deemed to be the beneficial owner of certain of these shares.

As of February 11, 2003, 1,438,227 shares in the aggregate, or 8.00% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Arkansas Public Employees Retirement System, 124 West Capital, Suite 400, Littlerock, AR 72201-3700, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of The Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Trustee            to Trustee        Company      Title of Class        Basis        Aggregate Basis
-------------------            ----------        -------      --------------        -----        ---------------

Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None
Richard Herring                                   None
Graham E. Jones                                   None
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None

As of December 31, 2002, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of each Fund.

Information Concerning Committees and Meetings of Trustees

The Boards of Trustees of the Trust met five times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committee:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Trustees. The Audit Committee met five times during the calendar year.

Pricing Committee: The Pricing Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. Messrs. Hale, Jones and Searcy are members of the Pricing Committee, while Messrs. Burt, Dill, Saunders and Wadsworth are alternates. Only two Trustees are required to constitute a quorum for meetings of the Pricing Committee. The Pricing Committee met six times during the most recent calendar year.

Remuneration. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2002.

                             Compensation from the     Pension or Retirement      Total Compensation
                                Scudder European     Benefits Accrued as Part      Paid to Trustees
Name of Trustee                   Equity Fund             of Fund Expenses         from Fund Complex
---------------                   -----------             ----------------         -----------------

Richard R. Burt(1,2)                   $34                                               $96,000
S. Leland Dill(2)                      $35                                              $102,250
Martin J. Gruber(2)                    $34                                               $99,750
Joseph R. Hardiman(1,2)                $34                                               $96,000
Richard Herring(2)                     $34                                               $99,750
Graham E. Jones                     $1,484                                               $80,500
Rebecca W. Rimel(1,2)                  $34                                               $96,000
Philip Saunders, Jr.(1,2)              $34                                               $99,750
William N. Searcy                   $1,484                                               $83,500
Robert H. Wadsworth(1,2)               $34                                               $96,000

                             Compensation from the     Pension or Retirement      Total Compensation
                                Scudder Emerging     Benefits Accrued as Part      Paid to Trustees
Name of Trustee                Markets Debt Fund          of Fund Expenses         from Fund Complex
---------------                        ---------          ----------------              ------------

Richard R. Burt(1,2)                  $122                                               $96,000
S. Leland Dill(2)                     $127                                              $102,250
Martin J. Gruber(2)                   $122                                               $99,750
Joseph R. Hardiman(1,2)               $122                                               $96,000
Richard Herring(2)                    $122                                               $99,750
Graham E. Jones                     $1,572                                               $80,500
Rebecca W. Rimel(1,2)                 $122                                               $96,000
Philip Saunders, Jr.(1,2)             $122                                               $99,750
William N. Searcy                   $1,572                                               $83,500
Robert H. Wadsworth(1,2)              $122                                               $96,000

(1) Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Saunders and Wadsworth, $88,611, $29,612, $60,932, $19,333 and $29,612,
      respectively, was deferred pursuant to a deferred compensation plan.

(2)   Newly elected Trustee effective July 30, 2002.

Code of Ethics

The Funds' advisor and its affiliates (including the Funds' Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements, that may be purchased or held by the fund. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                             FUND SERVICE PROVIDERS


Investment Advisory and Other Services


Deutsche Asset Management Investment Services Limited ("DeAMIS"), located at One Appold Circus, London, England, acts as Investment Advisor to the Emerging Markets Debt Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), located at 280 Park Avenue, New York, New York, acts as Investment Advisor to European Equity Fund. Each of DeAMIS and DeAM, Inc. are referred to individually as an "Advisor" and collectively as the "Advisors." In addition, DeAMIS serves as subadvisor ("Subadvisor") to the European Equity Fund.

DeAMIS acts as investment advisor to the Emerging Markets Debt Fund, pursuant to the terms of an Investment Advisory Agreement between the Trust and DeAMIS. DeAM, Inc. acts as Investment Advisor to the European Equity Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and DeAM, Inc. The management contracts referenced above are referred to as "Advisory Agreement" and, collectively herein as the "Advisory Agreements." DeAMIS acts as Subadvisor to the European Equity Fund pursuant to an Investment Sub-Advisory (the "Sub-Advisory Agreement").

Emerging Markets Debt Fund. Pursuant to the Advisory Agreement, DeAMIS supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory, and managerial services. The Advisor is responsible on a continuous basis, the allocation of the Fund's investments among countries. The Advisor is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all the officers and employees of the Trust and all Trustees who are "interested person" (as defined in the 1940 Act) of the Advisor.

European Equity Fund. Pursuant to the Sub-Advisory Agreement, DeAMIS supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory, and managerial services. The Subadvisor is responsible on a continuous basis, the allocation of the Fund's investments among countries. Pursuant to the Advisory Agreement, DeAM, Inc. serves Advisor. The Advisor is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all the officers and employees of the Trust and all Trustees who are "interested person" (as defined in the 1940 Act) of the Advisor.

Under the Advisory Agreement, the Trust, on behalf of each Fund, is obligated to pay the Advisors a monthly fee at an annual rate of each Fund's average daily net assets as follows:


                                                                Annual Rate
                                                                -----------

European Equity Fund                                               0.70%

Emerging Markets Debt Fund                                         1.00%


Each Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's Advisor during the entire monthly period.


The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by the Trust's Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid the Advisor during the periods indicated:


                                                        For the fiscal year ended October 31,
                                                      2000              2001              2002
                                                      ----              ----              ----

European Equity Fund                                 $315,880          $434,400                $0

Emerging Markets Debt Fund                         $3,067,420        $1,633,230           $31,993

The Advisory Agreements were last approved on June 6, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to either Advisory Agreement, the Subadvisory Agreement or "interested persons" of such parties. Each Advisory Agreement Contract will continue in effect with respect to each fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement, the Subadvisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of such parties, or by a vote of a majority of the outstanding shares of such Fund. Each Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of an Advisory Agreement with respect to a fund will not terminate or otherwise invalidate any provision of the Advisory Agreement between the Advisor and any other fund. The Advisor may terminate the Advisory Agreement at any time without penalty on 60 days' written notice to the Trust. Each Advisory Agreement terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

Each Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any fund in connection with the performance of the Advisor's obligations under the Advisory Agreement with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


In the management of the funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAMIS is registered with the SEC as an investment advisor and provides a full range of international investment advisory services to individual and institutional clients. DeAM, Inc. is registered with the SEC as an investment Advisor and provides a full range of investment advisory services to institutional clients Both DeAMIS and DeAM, Inc. indirect wholly-owned subsidiaries of Deutsche Bank A.G., an international commercial and investment banking group. As of December 31, 2002, DeAM, Inc. managed approximately $90 billion in assets for various individual and institutional accounts


Investment Subadvisor


On behalf of the Trust, DeAM, Inc. (for purposes of this section, the "Advisor") has entered into a Sub-Advisory Agreement with DeAMIS (for purposes of this section the "Subadvisor") for European Equity Fund. It is the responsibility of the Subadvisor, under the supervision of the Fund's Advisor to conduct the day-to-day investment decisions of the Fund, arrange for execution of portfolio transactions and generally manage the Fund's investments in accordance with its investment objective, policies and restrictions. For these services, the Advisor and not the Fund will pay the Subadvisor an annual fee, which is computed and accrued daily and paid monthly, equal to the following percentages of the average daily assets of the Fund, which is determined by the amount of assets held by the Fund:

      % Fee                                             Amount of Fund Assets
      -----                                             ---------------------
       0.56%                                              Under $250,000,000
       0.55%                                       $250,000,000-$500,000,000
       0.53%                                     $500,000,000-$1,000,000,000
       0.49%                                            Above $1,000,000,000


The Subadvisor may from time to time agree to waive a portion of the fees its receives from the Subadvisor.

The Subadvisor shall not be liable to the Trust or the Fund's shareholders for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it except as acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contact.


Portfolio Management. The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience are described in each Fund's prospectus.

Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a fund, particularly if the fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).


The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:


                                                             For the fiscal year ended October 31,
                                                         2000                 2001                 2002
                                                         ----                 ----                 ----

European Equity Fund                                     377%                 238%                 169%

Emerging Markets Debt Fund                               359%                 464%                 590%

The Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each fund, including the computation of each fund's net asset value, net investment income and net realized capital gains, if any.


For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such fund: 0.25% for the Emerging Markets Debt Fund; 0.30% for the European Equity Fund. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee, except out of pocket charges. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

                                                              For the fiscal year ended October 31,
                                                       2000                    2001                   2002
                                                       ----                    ----                   ----

European Equity Fund                                 $135,377                $186,168                $87,225

Emerging Markets Debt Fund                           $766,855                $408,307               $210,130

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment Advisor and any administrator of the Fund; (ii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.


Transfer Agent. Scudder Investments Service Company, 811 Main Street, Kansas City, MO 64105 ("SISC" or "Transfer Agent"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each fund.

The Distributor. Scudder Distributors, Inc. ("SDI") serves as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on June 7, 2002 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.


Class A, B and C Shares Only -- European Equity Fund

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)


European Equity Fund                                                 For the fiscal year ended October 31, 2002
--------------------                                                 ------------------------------------------
Fees
----

12b-1 Fee -- Class A Shares                                                            $512.00

12b-1 Fee and Shareholder Servicing Fee -- Class B Shares                             $1,237.00

12b-1 Fee and Shareholder Servicing Fee -- Class C Shares                             $2,689.00

Contingent Deferred Sales Charge Paid to SDI
    Class B                                                                             $375
    Class C                                                                             $185

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The European Equity Fund has adopted plans of distribution for its Class A, B and C Shares (the "Plan"). Under the plan, the European Equity Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plan, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the European Equity Fund and its shareholders. The Plan will be renewed only if the Trustees make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the European Equity Fund. The Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the European Equity Fund's outstanding shares.

During the continuance of the Plan, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.


Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plan. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plan does not provide for any charges to the European Equity Fund for excess amounts expended by the Distributor and, if any of the Plan is terminated in accordance with its terms, the obligation of the European Equity Fund to make payments to the Distributor pursuant to the Plan will cease and the European Equity Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the European Equity Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

Investment Class Only -- European Equity Fund

This Fund has adopted a service plan (the "Plan") with respect to its Investment class shares which authorizes it to compensate Service Organizations whose customers invest in Investment class shares of the European Equity Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plan, the European Equity Fund may enter into agreements with Service Organizations ("Service Agreements"). Under the Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or this Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the fund to participants as may be required by law.

As compensation for such services, each Service Organization of the European Equity Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of this Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.


In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.


Pursuant to the Plans, Investment shares of the European Equity Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the European Equity Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal Advisors before investing fiduciary assets in Investment shares and receiving service fees.


The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.


Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a fund.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. The Advisor may also consider, in placing orders for the Fund with a broker-dealer, sales of the Funds' shares, or sales of the shares of any funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the Funds and other advisory clients over time. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the s normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Advisory Agreements, an Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreements authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the last fiscal year, the Advisor directed brokerage transactions for certain funds to brokers based on research services provided on behalf of those funds.

Emerging Markets Debt Fund did not pay any brokerage commissions for research services during the fiscal year ended October 31, 2002.




Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of a fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."


A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment Advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

For the fiscal period ended October 31, 2000, European Equity Fund paid brokerage commissions in the amount of $21,241 to Deutsche Bank Securities and Deutsche Bank, AG Affiliated Brokers. This represents 3% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 4% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 2001, European Equity Fund paid brokerage commissions in the amount of $5,290 to Deutsche Bank, AG, an Affiliated Broker. This represents 1.42% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than .01% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 2002, European Equity Fund paid no brokerage commissions to affiliated brokers.


Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended October 31, 2000, 2001 and 2002, Emerging Markets Debt Fund paid no brokerage commissions. For the fiscal years ended October 31, 2000 and 2001, European Equity Fund paid brokerage commissions of $689,419 and $373,524. For the fiscal year ended October 31, 2002, the Trust paid aggregate brokerage commissions of $2,243,000.


As of October 31, 2002, none of the Funds held securities of its regular broker-dealers.

                        PURCHASE AND REDEMPTION OF SHARES


General Information

Policies and procedures affecting transactions in the Funds shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's transfer agent, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Funds through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of each Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Funds sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of European Equity Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ---------------------------               ---------------------------       ------------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net           Amount of            Net           Amount of           of Net
           Shares Sold             Asset Value      Shares Sold       Asset Value      Shares Sold       Asset Value
           -----------             -----------      -----------       -----------      -----------       -----------

$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in European Equity Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to in the prospectus.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of European Equity Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of European Equity Fund's Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the European Equity Fund for services as distributor and principal underwriter for European Equity Fund's Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of European Equity Fund's Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to European Equity Fund's Class C shares maintained and serviced by the firm. SDI is compensated by the European Equity Fund for services as distributor and principal underwriter for European Equity Fund's Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of European Equity Fund's Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ---------------          --------------

Less than $50,000                                 5.75%                6.10%
$50,000 but less than $100,000                    4.50                 4.71                    4.00%
$100,000 but less than $250,000                   3.50                 3.63                    3.00
$250,000 but less than $500,000                   2.60                 2.67                    2.25
$500,000 but less than $1 million                 2.00                 2.04                    1.75
$1 million and over                                .00**                .00**                   .00***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.

Class A NAV Sales. European Equity Fund's Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of European Equity Fund's Class A shares under this privilege at a commission rate of 0.50% of the amount of European Equity Fund's Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of European Equity Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a European Equity Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in European Equity Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the European Equity Fund;

(j) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

A Fund's Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. European Equity Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for European Equity Fund's Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of European Equity Fund's Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional European Equity Fund's Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of European Equity Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedure regarding the purchase of European Equity Fund's Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for European Equity Fund's Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent ("Flex Plan"). Orders for European Equity Fund's Class B Shares or Class C Shares by employer sponsored employee benefit plans (not including plans under Code
Section 403(b)(7) sponsored by a K-12 school district) using the subaccount recordkeeping system made available through the Flex Plan prior to October 1, 2002 will be invested instead in European Equity Fund's Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount". Flex Plans set-up on the Flex recordkeeping system after October 1, 2002 automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase European Equity Fund's Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Class C Purchases. European Equity Fund's Class C shares are offered at net asset value with an up-front sales charge of 1.00%. European Equity Fund's Class C shares are also subject to a contingent deferred sales charge and a Rule 12b-1 distribution and services fee.

Waiver of the Class C up-front sales charge. The up-front sales charge will not be imposed on purchases of European Equity Fund's Class C shares in connection with the following types of transactions: (1) existing Class C shareowners as of January 31, 2003, who make additional purchases of Class C shares in the same fund(s); (2) Class C shares sold in connection with certain omnibus accounts which have entered into an agreement with the Advisor and/or SDI; (3) Class C shares sold in connection with certain retirement plans which have entered into an agreement with the Advisor and/or SDI; (4) Class C shares sold through certain broker dealers which have entered into an agreement with the Advisor and/or SDI; and (5) Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003.

Note: Existing Class C shareowners who purchase Class C shares through a new account or purchase Class C shares of an additional fund will be charged the up-front sales charge

Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Funds' prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. European Equity Fund's Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.

                                                         Annual 12b-1
                                                    Distribution Fees (as
                                                    a % of average daily
                                  Sales Charge           net assets)          Other Information
                                  ------------           -----------          -----------------

Investment Class                      None                 0.25%                 Not applicable

Investors may invest in Institutional Class shares by setting up an account directly with each Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with each Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the European Equity Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

In order to make an initial investment in Investment Class shares of European Equity Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class of each Fund's shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Funds' Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for each Fund, as applicable. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial representative or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for each Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of each Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by each Fund for up to seven days if each Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to each Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Funds' shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of each Funds' shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the European Equity Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The European Equity Fund's Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the European Equity Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The European Equity Fund's Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The European Equity Fund's Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to European Equity Fund's Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's European Equity Fund account will be converted to Class A shares on a pro rata basis.

Investment Class Shares. Shareholders of each European Equity Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Funds' Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Dividends

If the Funds earn net investment income, their policy is to distribute to shareholders substantially all of the income at least annually. The Emerging Markets Debt Fund reserves the right to include in distributions any short-term capital gains on securities that it sells. If the Funds recognize net capital gains, their policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually. The Funds may also pay dividends and capital gain distributions at other times if necessary for the Funds to avoid federal income or excise tax.

Dividends paid by the Funds with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for European Equity Fund's Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional shares of the same class of each Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Funds unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of each Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in that Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of most recent bid quotation or evaluated prices, if applicable, on the value date, obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.


                             PERFORMANCE INFORMATION


Standard Performance Information

From time to time, performance information, such as total return for shares of the Funds may be quoted in advertisements or in communications to shareholders. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of that Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by a Fund during the period are assumed to be reinvested in the Fund's shares.

To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding the Funds may discuss performance as reported by various financial publications. The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of the Funds may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Performance quotations of the Funds represent the Funds' past performance and, consequently, should not be considered representative of the future performance of the Funds. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in Institutional shares of the Funds are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

The Funds' performance is affected by its expenses. When we advertise total return information for European equity Fund's Class A, B and C Shares we may present actual returns for the classes as well as returns for the Institutional Class adjusted to reflect the appropriate maximum sales charges and expenses for these periods dating back to the inception date of the European Equity Fund before the inception of the Class A, B and C Shares. These performance figures are calculated in the following manner:

Total Return

The Funds calculate total return separately for each share class of its shares. Each share class is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Funds may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

                   Average Annual Total Returns (Before Taxes)

The Funds, when advertising average annual total return before taxes for a class of its shares, compute such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1 + T)^n = ERV
Where:

      P        =    hypothetical initial payment of $1,000;
      T        =    average annual total return;
      n        =    period covered by the computation, expressed in years;
      ERV      =    ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Funds' shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Funds during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

           Average Annual Total Return (After Taxes on Distributions)

The Funds, when advertising average annual total return after taxes on distributions for a class of its shares, compute such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                              P (1 + T)^n = ATV[D]
Where:

      P          =   hypothetical initial payment of $1,000;
      T          =   average annual total return (after taxes on
                     distributions);
      n          =   period covered by the computation, expressed in years.
      ATV[D]     =   ending value of a hypothetical $1,000 payment made at the
                     beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Funds' shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Funds during the periods is reflected. The Funds assume that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. The Funds assumes that the redemption has no tax consequences.

The Funds calculate the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by each Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Funds calculate taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Funds have disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

    Average Annual Total Return (After Taxes on Distributions and Redemption)

The Funds, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                              P (1 + T)^n = ATV[DR]
Where:

      P         =    hypothetical initial payment of $1,000;
      T         =    average annual total return (after taxes on distributions
                     and redemption);
      n         =    period covered by the computation, expressed in years.
      ATV[DR]   =    ending value of a hypothetical $1,000 payment made at
                     the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Funds' shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Funds during the periods is reflected. The Funds assume that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Funds calculate the taxes due on any distributions as described above under "Average Annual Total Returns After Taxes on Distributions."

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Funds calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Funds separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, each Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Funds do not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Funds calculate capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Funds assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

                     Aggregate Total Returns (Before Taxes)

The Funds, when advertising aggregate total return before taxes [for a class of its shares], compute such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                    Aggregate Total Return = [ ( ERV/P ) -1 ]

Where:

      P         =    hypothetical initial payment of $1,000;
      ERV       =    ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Funds' shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Funds during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

          As of October 31, 2002 Average Annual Returns (Before Taxes)
                           (Adjusted for sales charge)

Fund/Share Class                                            1-Year            5-Year             Since Inception
----------------                                            ------            ------             ---------------

European Equity Fund -- Investment Class                    -12.93%             N/A                     5.30%
(Inception: 12/23/99)
European Equity Fund -- Institutional Class                 -12.73%           16.97%                   18.49%
(Inception: 09/03/96)
European Equity Fund -- Class A Shares(1)                   -18.26%           14.17%                   15.58%
(Inception: 02/28/01)
European Equity Fund -- Class B Shares(1)                   -16.20%           14.53%                   15.81%
(Inception: 02/28/01)
European Equity -- Class C Shares(1)                        -14.55%           14.46%                   15.64%
(Inception: 02/28/01)
Emerging Markets Debt -- Institutional Class                 12.22%            3.80%                    8.75%
(Inception: 08/04/94)

(1) On February 28, 2001, European Equity Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

For Class A, B and C Shares only:

Other Non-Standardized Total Return Calculations

The European Equity Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the European Equity Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the European Equity Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the European Equity Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Unless otherwise indicated, Class A performance information includes the effect of the maximum initial sales charge. Class B information includes the effect of the maximum contingent deferred sales charge. Class C performance information includes the effect of the maximum initial sale charge and the maximum contingent deferred sales charge.

Economic and Market Information

The Funds may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the US Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

                                      TAXES

The following is a summary of the principal U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in a Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax Advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change, possibly with a retroactive effect.

General. Each Fund is a separate taxable entity that has elected to be treated, has qualified and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of a Fund as a regulated investment company under the Code requires, among other things, that
(a) the Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of each Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the fund and which are engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from certain foreign currency transactions or derivatives that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities).

If a Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by certain deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, that is distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim reFundrefund to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by a fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in each Fund's portfolio or undistributed taxable income of each Fund. Consequently, subsequent distributions by that Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's share is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by a Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of a Fund's taxable year. As a result, a Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark-to-market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies under the tax straddle rules of the Code to the extent of any unrecognized gains on related offsetting positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If a Fund acquires an equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or on gain actually received by the fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. A Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and a Fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Fund engages in these transactions or acquires these instruments.

The Emerging Markets Debt Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.

Each Fund anticipates that it will be subject to foreign withholding or other foreign taxes on certain income they derive from foreign securities, possibly including, in some cases, capital gains from the sale of such securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions they actually receive) their pro rata shares of qualified foreign taxes paid by the Fund (not in excess of its actual tax liability) even though not actually received by the shareholders, and (ii) treat such respective pro rata portions as foreign taxes paid by them. If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to satisfaction of certain holding period requirements and to other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election referred to above.

If a shareholder chooses to take a credit for the qualified foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or certain foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of a Fund that makes the election described above may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund. Tax-exempt shareholders and shareholders who are not liable for U.S. federal income taxes will ordinarily not benefit from this election. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If a Fund does not make this election or otherwise pays foreign taxes that cannot be passed through to shareholders, it generally may deduct such taxes in computing its investment company taxable income.

A Fund's investments in zero coupon securities, deferred interest securities, increasing rate securities, pay-in-kind securities, or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Transactions or instruments subject to the mark-to-market or constructive sale rules described above may have the same result in some circumstances. In order to obtain cash to distribute this income or gain, as required in order to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, accordingly, would generally not be distributed to shareholders.

The following sets forth each Fund's realized capital losses available to offset future net capital gains as of October 1, 2002:

                                             Losses            Expiration Date
                                             ------            ---------------

European Equity Fund                      $15,208,000             10/31/06
                                          $ 3,169,000             10/31/09
                                          $ 3,656,000             10/31/10

European Equity Fund                       $3,398,000             10/31/08
                                          $18,661,000             10/31/09
                                           $1,586,000             10/31/10

                       U.S. SHAREHOLDERS -- DISTRIBUTIONS

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of a Fund for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, will be taxable to the Funds' shareholder as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. Each Fund will inform its shareholders of federal income tax status of its distributions after the end of each calendar year.

Distributions to corporate shareholders designated as derived from dividend income received by a Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by a Fund from U.S. domestic corporations, most dividends paid by a Fund will generally not qualify for the dividends received deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by a Fund are not eligible for the dividends received deduction for corporations.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

                      U.S. SHAREHOLDERS -- --SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. Any loss realized on the sale, redemption, or other disposition of the shares of a Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Furthermore, if Class A shares of European Equity Fund are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in Class A shares of the same Fund or another mutual Fund at net asset value pursuant to the reinvestment privilege, or (2) such Class A shares are exchanged for Class A shares of another mutual Fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

A Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 30% from dividends (including distributions from a Fund's net long-term capital gains) and share redemption and exchange proceeds paid to individual and other non-exempt shareholders who fail to furnish the Fund with a correct social security number or other taxpayer identification number ("TIN") certified under penalties of perjury on IRS Form W-9 or other authorized substitute, or if the IRS or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability.


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                              NON-U.S. SHAREHOLDERS

A foreign shareholder is a shareholder that, for U.S. federal income tax purposes, is not (1) an individual who is a U.S. citizen or resident or (2) a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the U.S. maintained by the foreign shareholder) generally will be subject to a U.S. federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8BEN or other appropriate type of Form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a U.S. trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the U.S. maintained by the foreign shareholder), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to U.S. federal income tax on a net-income basis at the rates which are applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for U.S. federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of a Fund's net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to U.S. federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a U.S. trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment maintained by the foreign shareholder) or the foreign shareholder is subject to tax under the provisions of U.S. federal income tax law applicable to certain U.S. expatriates. However, backup withholding generally will apply at a rate of 30% unless the shareholder furnishes the Fund with an IRS form W-8BEN or other appropriate type of Form W-8 which establishes the shareholder's foreign status.

                                 STATE AND LOCAL

A Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in each Fund's portfolio securities. Shareholders should consult their own tax advisors concerning these matters.

                       GENERAL INFORMATION ABOUT THE TRUST


General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the funds described in this SAI and seven additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established six classes of shares: Premier shares, Institutional shares, Investment shares, Class A Shares, Class B Shares and Class C Shares.


The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Class A, B and C shares and Investment shares of a fund have exclusive voting rights with respect to the service plan/12b-1 plan adopted by the fund.

When issued, shares of a fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable fund available for distribution to shareholders. Shares of a fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.


Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a fund are required to approve the adoption of any investment advisory agreement relating to such fund and any change in the fundamental investment restrictions of such fund. Approval by the shareholders of one fund is effective only as to that fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.


In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund. Shareholders of a fund are entitled to participate in the net distributable assets of the particular fund involved on liquidation, based on the number of shares of the fund that are held by each shareholder.




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

Shareholder And Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant fund for any loss suffered by a shareholder as a result of an obligation of a fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a fund and dividends and distributions paid by the fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a fund for consideration other than cash. At the Trust's sole discretion, however, it may issue fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the fund and are acquired by the fund for investment and not for resale. An exchange of securities for fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

Independent Accountants


PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as each fund's independent accountants.


Registration Statement


The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.


                              FINANCIAL STATEMENTS


The audited financial statements for each fund for the year ended October 31, 2002 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of each Fund in reliance upon the reports of PricewaterhouseCoopers LLP, each Funds' independent accountants, as experts in accounting and auditing.

                                   APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.


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

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


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

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".


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

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".


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

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE


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

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A fund is dependent on the investment Advisor's or investment subadvisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a fund's fiscal year end.


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

MORGAN GRENFELL INVESTMENT TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISORS
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

Deutsche Asset Management
Investment Services Limited
One Appold Street
London, England

ADMINISTRATOR
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017


DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, Illinois 60606


CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109


TRANSFER AGENT
Scudder Investment Service Company
811 Main Street
Kansas City, Missouri 64105-2005



INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



LEGAL COUNSEL
Willkie Farr & Gallagher
787 Seventh Avenue
New York, New York 10019-6099


SERVICE INFORMATION Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance -- 1-800-730-1313.

COMINTLSAI (02/02)

                            PART C. OTHER INFORMATION

Item 23. EXHIBITS

Except as noted, the following exhibits are being filed herewith:
(a)        Agreement and Declaration of Trust of Registrant dated September 13,
           1993, as amended.  /1/
(b)        Amended By-Laws of Registrant.  /1/
(c)        See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit
           (a)) and Article II of the Amended By-Laws (exhibit (b)). /1/
(d)(1)     Management Contract dated January 3, 1994, as amended as of April 25, 1994, April
           1, 1995 and September 1, 1995, between Deutsche Asset Management Investment
           Services Limited (formerly Morgan Grenfell Investment Services Limited) and
           Registrant, on behalf of International Select Equity Fund, Global Equity Fund,
           European Equity Fund (formerly European Equity Growth Fund), New Asia Fund,
           International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European
           Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund,
           International Fixed Income Fund and Emerging Markets Debt Fund. /1/
(d)(1)(i)  Amendment dated August 22, 2000, to Management Contract dated January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche
           Asset Management Investment Services Limited and Registrant, on behalf of
           International Select Equity, European Equity, International Small Cap Equity,
           Emerging Markets Equity Fund, Global Fixed Income, International Fixed Income and
           Emerging Markets Debt. /8/
(d)(1)(ii) Termination of Management Contract dated as of December 28, 1994 between Deutsche
           Asset Management Investment Services Limited (formerly Morgan Grenfell Investment
           Services Limited) and the Registrant, on behalf of International Small Cap Fund,
           Global Fixed Income Fund and International Fixed Income Fund. /15/
(d)(2)      Management Contract dated as of December 28, 1994 between Deutsche Asset
           Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of
           Fixed Income Fund and Municipal Bond Fund. /1/
(d)(3)     Management Contract dated as of December 28, 1994 between Deutsche Asset
           Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of
           Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and
           Short-Term Municipal Bond Fund. /1/
(d)(3)(i)  Termination of Management Contract dated as of December 28, 1994 between Deutsche
           Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Smaller Companies Fund. /15/
(d)(4)     Management Contract between Deutsche Asset Management, Inc. (formerly Morgan
           Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund.
           /2/
(d)(5)     Management Contract between Deutsche Asset Management, Inc. (formerly Morgan
           Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return
           Bond Fund and High Yield Bond Fund. /3/
(d)(6)     Subadvisory Contract between Deutsche Asset Management Investment Services
           Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset
           Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /4/
(d)(7)     Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. /7/
(d)(8)     Form of Investment Advisory Agreement between Deutsche Asset Management
           Investment Services Limited and the Registrant, on behalf of International Select
           Equity Fund and Emerging Markets Debt Fund, dated July 30, 2002.  Filed herein.
(e)(1)     Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /7/
(e)(2)     Appendix A to Distribution Agreement between ICC Distributors, Inc. and
           Registrant, revised as of June 28, 2002.  /16/
(e)(3)     Distribution Agreement between Scudder Distributors, Inc., and the Registrant on behalf of all of its series, dated August 19, 2002.  /18/
(f)        Not Applicable.


                                       2

(g)        Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman &
           Co. and Registrant, on behalf of all of its series. /4/
(h)(1)     Administration Agreement dated as of August 27, 1998 between Deutsche Asset
           Management, Inc. and Registrant, on behalf of all of its series.  /4/
(h)(2)     Transfer Agency Agreement dated November 22, 1999, between Investment Company
           Capital Corp. and Registrant, on behalf of each of its series. /7/
(h)(2)(i)  Appendix A dated January 28, 2002 to Transfer Agency Agreement dated November 22,
           1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /14/
(h)(2)(ii) Transfer Agency Agreement dated December 16, 2002, between Scudder Investment
           Services Company and Registrant, on behalf of each of its series.  /18/
(h)(3)     Termination of Accounting Agency Agreement dated September 8, 1998 among Brown
           Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital
           Management, Inc.) and Registrant on behalf of all of its series. /15/
(h)(3)(i)  Accounting Services Agreement dated September 1, 2000, among Investment Company
           Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of
           Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed
           Income. /8/
(h)(3)(ii) Appendix A dated January 28, 2002 to Accounting Services Agreement dated
           September 1, 2000, among Investment Company Capital Corp., Deutsche Asset
           Management, Inc. and Registrant on behalf of all of its series. /14/.
(h)(3)(iii)Delegation Agreement dated as of August 24, 1998 between Brown Brothers
           Harriman & Co. and Registrant on behalf of International Select Equity Fund,
           Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap
           Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund,
           Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund,
           Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell
           Emerging Markets Debt and Emerging Local Currency Debt Fund. /4/
(h)(4)(i)  Expense Limitation Agreement dated as of June 7, 2002 between Deutsche Asset
           Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap./16/
(h)(4)(ii) Expense Limitation Agreement dated October 31, 2001, between Deutsche
           Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed
           Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term
           Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund and European
           Equity Fund. /15/
(h)(4)(iii)Expense Limitation Agreement dated October 31, 2001, among Deutsche Asset
           Management, Inc., Deutsche Asset Management Investment Services Limited and
           Registrant, on behalf of each class of shares of International Select Equity
           Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund. /15/
(h)(4)(iv) Expense Limitation Agreement dated June 6, 2002 between Deutsche Asset
           Management Inc. and Registrant, on behalf of each class of shares listed in Exhibit A.  /18/
(h)(4)(v)  Form of Expense Limitation Agreement between Deutsche Asset Management
           Investment Services Limited and the Registrant, on behalf of International Select
           Equity Fund and Emerging Markets Debt Fund, dated July 30, 2002.  Filed herein.
(i)         Opinion of Legal Counsel. Filed herein.
(j)        Consent of Independent Accountants. Filed herein.
(k)        Not Applicable.
(l)        Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI
           Financial Management Corporation. /6/
(m)        Distribution (Rule 12b-1) Plans.  Filed herein.
(n)        Amended Rule 18f-3 Plan dated February 15, 2001. /12/
(p)(1)     Fund and Advisers' Codes of Ethics. /8/
(p)(2)     Code of Ethics for Deutsche Asset Management, dated September 3, 2002.  /18/

-------------------

/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's Registration Statement on February 15, 1996 (accession number
0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 to Registrant's Registration Statement on November 1, 1996 (accession number
0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 to Registrant's Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 to Registrant's Registration Statement on December 28, 1998 (accession number
0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 to Registrant's Registration Statement on June 11, 1996 (accession number 0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 to Registrant's Registration Statement on February 11, 1997 (accession number
0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 to Registrant's Registration Statement on December 23, 1999 (accession number
0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on September 29, 2000 (accession number
0000950169-00-001215) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 28 to Registrant's Registration Statement on October 27, 2000 (accession number
0000950109-00-004256) and incorporated by reference herein.

/10/ Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Registration Statement on November 30, 2000 (accession number
0000950169-00-001351) and incorporated by reference herein.

/11/ Filed as an exhibit to Post-Effective Amendment No. 31 to Registrant's Registration Statement on January 29, 2001 (accession number
0000950169-01-000063) and incorporated by reference herein.

/12/ Filed as an exhibit to Post-Effective No. 32 to Registrant's Registration Statement on February 28, 2001 (accession number 0000950169-01-000097) and incorporated by reference herein.

/13/ Filed as an exhibit to Post-Effective No. 33 to Registrant's Registration Statement on April 25, 2001 (accession number 0000950169-01-500010) and incorporated by reference herein.

/14/ Filed as an exhibit to Post-Effective No. 42 to Registrant's Registration Statement on January 28, 2002 (accession number 0000893220-02-000082) and incorporated by reference herein.

/15/ Filed as an exhibit to Post-Effective No. 44 to Registrant's Registration Statement on February 28, 2002 (accession number 0000935069-02-000162) and incorporated by reference herein.

/16/ Filed as an exhibit to Post-Effective No. 46 to Registrant's Registration Statement on June 28, 2002 (accession number 0000935069-02-000709) and incorporated by reference herein.

/17/ Filed as an exhibit to Post-Effective No. 49 to Registrant's Registration Statement on January 31, 2003 (accession number 0000088053-03-000115) and incorporated by reference herein.

/18/ Filed as an exhibit to Post-Effective No. 50 to Registrant's Registration Statement on February 4, 2003 and incorporated by reference herein.

Item 24.  Persons Controlled By or Under Common Control With Registrant

The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION

Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26. Business And Other Connections of Investment Adviser:

During the last two fiscal years, no director or officer of Fundss investment advisors, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and through affiliates, investment banking.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Scudder Distributors, Inc. acts as principal underwriter and acts as principal underwriter for certain other registered open-end investment companies managed by DeAm, Inc. and Deutsche Investment Management Americas Inc..

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant is set forth below:

                        (1)                             (2)                               (3)
         Scudder Distributors, Inc.
         Name and Principal               Positions and Offices with            Positions and
         Business Address                 Scudder Distributors, Inc.            Offices with Registrant
         ----------------                 --------------------------            -----------------------

         Thomas F. Eggers                 Chairman and Director                 None
         345 Park Avenue
         New York, NY 10154

         Jonathan R. Baum                 Chief Executive Officer, President    None
         345 Park Avenue                  and Director
         New York, NY 10154

         William F. Glavin, Jr.           Vice President and Director           President
         Two International Place
         Boston, MA  02110-4103

         John W. Edwards, Jr.             Chief Financial Officer and Treasurer None
         60 Wall St.
         New York, NY  10005

         C. Perry Moore                   Chief Operating Officer and Vice      None
         222 South Riverside Plaza        President
         Chicago, IL  60606

         Caroline Pearson                 Secretary                             Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack                Vice President and Chief Compliance   None
         Two International Place          Officer
         Boston, MA  02110-4103

                                       5

                        (1)                             (2)                               (3)
         Scudder Distributors, Inc.
         Name and Principal               Positions and Offices with            Positions and
         Business Address                 Scudder Distributors, Inc.            Offices with Registrant
         ----------------                 --------------------------            -----------------------

         Scott B. David                   Vice President                        None
         Two International Place
         Boston, MA  02110-4103

         David Edlin                      Vice President                        None
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich                  Vice President                        None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher             Vice President                        None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan               Vice President                        None
         Two International Place
         Boston, MA  02110-4103

         Kenneth P. Murphy                Vice President                        Vice President
         Two International Place
         Boston, MA  02110-4103

         Philip J. Collora                Assistant Secretary                   None
         222 South Riverside Plaza
         Chicago, IL  60606

(c)      Not applicable



Item 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Deutsche Asset Management                          One South Street
                                                   Baltimore, MD 21202

Deutsche Asset Management, Inc.                    280 Park Avenue
(Advisor, Adminsitrator)                           New York, NY 10017

Scudder Distributors, Inc. (Distributor)           222 South Riverside Plaza
                                                   Chicago, IL 60606

Scudder Investment Services Company                811 Main Street
(Transfer Agent)                                   Kansas City, Missouri 64105

Brown Brothers Harriman & Co.                      40 Water Street
(Custodian)                                        Boston, MA 02109


Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 26th day of February 2003.


                                              Morgan Grenfell Investment Trust
                                         By:
                                              /s/ William F. Glavin, Jr.
                                              ----------------------------------
                                              William F. Glavin, Jr.
                                              President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 26, 2003 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
/s/ William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.                      President                                    February 26, 2003

/s/ Richard R. Burt
--------------------------------------
Richard R. Burt *                           Trustee                                      February 26, 2003

/s/ S. Leland Dill
--------------------------------------
S. Leland Dill *                            Trustee                                      February 26, 2003

/s/ Martin J. Gruber
--------------------------------------
Martin J. Gruber *                          Trustee                                      February 26, 2003

/s/ Richard J. Herring
--------------------------------------
Richard J. Herring *                        Trustee                                      February 26, 2003

/s/ Joseph R. Hardiman
--------------------------------------
Joseph R. Hardiman *                        Trustee                                      February 26, 2003

/s/ Graham E. Jones
--------------------------------------
Graham E. Jones *                           Trustee                                      February 26, 2003

/s/ Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel *                          Trustee                                      February 26, 2003

/s/ Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr *                       Trustee                                      February 26, 2003

/s/ William N. Searcy
--------------------------------------
William N. Searcy *                         Trustee                                      February 26, 2003

/s/ Robert H. Wadsworth
--------------------------------------
Robert H. Wadsworth *                       Trustee                                      February 26, 2003

/s /Richard T. Hale
--------------------------------------
Richard T. Hale *                           Trustee                                      February 26, 2003

/s/ Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                            Treasurer                                    February 26, 2003

                                             By:
                                                   /s/ Caroline Pearson
                                                   -----------------------------
                                                   Caroline Pearson**

  **Caroline Pearson signs this document pursuant to powers of attorney filed on December 3, 2002 in Post-Effective Amendment No. 47.

                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 51

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 52

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                        MORGAN GRENFELL INVESTMENT TRUST

                        MORGAN GRENFELL INVESTMENT TRUST

                                  EXHIBIT INDEX

                                     (d)(8)
                                    (h)(4)(v)
                                       (i)
                                       (j)
                                       (m)